PACIFIC SELECT ESTATE PRESERVER V	PROSPECTUS MAY 1, 2011

Pacific Select Estate Preserver V is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•	Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.

•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. It is accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the Investment Options available under your Policy:

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

International Small-Cap
Mid-Cap Value
Equity Index
Small-Cap Index
Small-Cap Equity
American Funds® Asset Allocation
American Funds® Growth-Income
American Funds® Growth
Large-Cap Value
Technology
Floating Rate Loan	Small-Cap Growth Comstock Growth LT Focused 30 Health Sciences International Value Long/Short Large-Cap Mid-Cap Equity International Large-Cap Mid-Cap Growth Real Estate	Small-Cap Value
Main Street® Core
Emerging Markets
Cash Management
High Yield Bond
Managed Bond
Inflation Managed
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Portfolio Optimization Conservative	Portfolio Optimization Moderate-Conservative
Portfolio Optimization Moderate
Portfolio Optimization Growth
Portfolio Optimization Aggressive-Growth
Dividend Growth
Short Duration Bond
Large-Cap Growth
Diversified Bond
Inflation Protected

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Overseas Portfolio Service Class
Enterprise Portfolio Service Class

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Portfolio Class VC

MFS® Variable Insurance Trust
MFS® New Discovery Series Service Class
MFS® Utilities Series Service Class

PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Portfolio – Advisor Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund

FIXED OPTIONS
Fixed Account
Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER V

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your insurance professional for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement.

Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of four Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

•	Option D – your Death Benefit will be the Face Amount of your Policy multiplied by a Death Benefit factor.

When your Policy was issued, you chose between the following two ways to calculate the Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your insurance professional.

 Last Survivor Policy

The Pacific Select Estate Preserver V is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second person Insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your insurance professional.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.

•	limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	4.25% of premium[1]

Premium based tax charges[2]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy or decrease in Face Amount[3]	$2.54–$55.00 per $1,000 of Face Amount[4]

Charge at end of Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue, for a Policy with Death Benefit Option A		$13.60 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal[5]

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 in a Policy Year[5]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[6]

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[7]	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$200

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100 per Insured[8]

Adding or increasing an optional Rider	Upon approval of specific request	$100 per insured

[1]	The sales load shown is deducted on premium paid during the first 10 sales load targets. The sales load is reduced to 2.25% of premium paid on sales load target 11 and thereafter. Sales load targets are based on your Policy’s guideline annual premium and the Risk Class and Ages of the Insureds. Sales load targets and guideline annual premiums are described in detail in How Premiums Work: Deductions from your premium. The actual sales load targets for your Policy are in your Policy Specifications.

[2]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[3]	Each Coverage Segment has an associated surrender charge for 10 years from the date that Coverage Segment becomes effective. We do not currently deduct a surrender charge if you decrease the Face Amount. The surrender charge reduces to $0 after 10 years from effective date of Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your insurance professional for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[4]	The surrender charge is based on the Age and Risk Class of the Insureds, as well as the Death Benefit Option you choose.

[5]	We do not currently impose this charge.

[6]	We do not currently charge administrative or underwriting service fees.

[7]	Certificate of Coverage is available without charge.

[8]	We charge $100 for a request for Risk Class change on Policies issued on or before April 30, 2004.

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly, beginning on Policy Date	$0.01–$83.34 per $1,000 of Net Amount At Risk	$0.00–$20.02 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of Net Amount At Risk	Same

Administrative charge[2]	Monthly, beginning on Policy Date	$10.00	Same

Mortality and expense risk Face amount charge Minimum and maximum	Monthly, beginning on Policy Date	$0.09–$3.67 per $1,000 of initial Face Amount plus $17.50[3]	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.39 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly, beginning on Policy Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	Same

Loan interest charge	Policy Anniversary	3.25% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL RIDERS AND BENEFITS Minimum and Maximum[5]

Accelerated Living Benefits Rider	At exercise of benefit	$150	Same

Enhanced Policy Split Option Rider	No charge	$0	Same

Estate Tax Waiver of Surrender Charge Rider[9]	No charge	$0	Same

Individual Annual Renewable Term Rider	Monthly, beginning on effective date of coverage for each Coverage Segment	$0.09–$83.34 per $1,000 of Net Amount At Risk	$0.03–$24.02 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 at Policy issue		$0.97 per $1,000 of Net Amount At Risk	$0.15 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a female select non-smoker who is Age 53 at Policy issue		$0.52 per $1,000 of Net Amount At Risk	$0.06 per $1,000 of Net Amount At Risk

FEE TABLES

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Last Survivor Accounting Benefit Rider

Cost of insurance[2]	Monthly, beginning on effective date of coverage for each Coverage Segment	$0.01–$83.34 per $1,000 of Net Amount At Risk	$0.00–$20.02 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of Net Amount At Risk	Same

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each Coverage Segment	$0.02–$8.80 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.03 per $1,000 of Coverage Segment[6]	Same

Last Survivor Annual Renewable Term Rider

Cost of insurance[2]	Monthly, beginning on effective date of coverage for each Coverage Segment	$0.01–$83.34 per $1,000 of Net Amount At Risk	$0.00–$20.02 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.01 per $1,000 of Net Amount At Risk	Same

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each Coverage Segment	$0.09–$3.67 per $1,000 of Coverage Segment	$0.02–$0.82 per $1,000 of Coverage Segment

Charge during Policy Year 1 for a male select non-smoker who is Age 56 and a female select non-smoker who is Age 53 at Policy issue		$0.39 per $1,000 of Coverage Segment	$0.03 per $1,000 of Coverage Segment[8]

No Lapse Guarantee Rider[7]	Upon application of additional net premium or loan repayments if Rider benefit in effect	4.0% annually of AV pay-off account balance	Same

Policy Split Option Rider	At exercise of benefit	$200	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your insurance professional or us. Also, before you increase the Face Amount of your Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insureds’ Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1,000 of Coverage Segment.

[2]	When the younger person insured by your Policy reaches Age 100, this charge is reduced $0.

[3]	The mortality and expense risk face amount rates per $1,000 of initial Face Amount are based on the Age and Risk Class of both Insureds on the Policy Date. The guaranteed charge reduces to $17.50 per month during Policy Years 11 through 20, and further reduces to $0 in Policy Year 21 and thereafter. We currently reduce the charge to $0 in Policy Year 11 and thereafter. There is no $17.50 flat rate in addition to the rate per $1,000 for additional Coverage Segments after initial Face Amount, and the mortality and expense risk face amount charge on additional Coverage Segments reduces to $0 after 10 Policy Years. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your insurance professional for information on this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.0%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[5]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the No Lapse Guarantee Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your insurance professional for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[6]	The mortality and expense risk face amount charge per $1,000 of Coverage Segment for this sample policy is $0.03/month in Policy Year 1, and increases each year to the following amounts: $0.13/month in Policy Year 2, $0.23 per month in Policy Year 3, $0.33/month in Policy Year 4, $0.43/month in Policy Year 5, $0.53/month in Policy Year 6, $0.63/month in Policy Year 7, $0.74/month in Policy Year 8, $0.84/month in Policy Year 9, $0.94/month in Policy Year 10. In Policy Year 11 and thereafter, the guaranteed charge is reduced to $0.31/month per $1,000 of Coverage Segment. We currently charge $0 in Policy Year 11 and thereafter.

[7]	Subject to state availability, if you meet certain requirements, your Policy is issued with a No Lapse Guarantee Rider. If the Policy continues under the Rider, any monthly charges not paid by your Policy’s Accumulated Value will accumulate in your Policy’s AV Pay-off Account. Interest owing on the balance in the AV Pay-off Account accrues monthly, in arrears, and is added to the AV Pay-off Account. More detailed information on the No Lapse Guarantee Rider appears on page 37.

[8]	We currently reduce the charge to 0 in Policy Year 11 and thereafter.

[9]	Subject to state availability, your Policy is issued with an Estate Tax Waiver of Surrender Charge Rider.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2010, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.84%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.70%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect at least through April 30, 2012. There can be no assurance that expense waivers or reimbursements will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Estate Preserver V variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your insurance professional or call us at (800) 800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, an Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of both Insureds, and the Policy Date and duration.

Coverage Segment – refers separately to the initial Face Amount and any increase in Face Amount on the Insureds.

Death Benefit – the amount which is payable on the date of the Survivor’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount used in determining the Death Benefit. The Face Amount may be increased or decreased under certain circumstances.

Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.

Fund – Pacific Select Fund, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Investment Option – a Variable Investment Option or Fixed Option.

Joint Equal Age – a calculation that combines the Ages and insurance risks of two people Insured by a Policy. It changes many possible combinations of Ages, Risk Classes, nonstandard ratings and genders for the Insureds into a two life status used in some Policy calculations.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if both Insureds died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002466, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – a Variable Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT ESTATE PRESERVER V BASICS

Pacific Select Estate Preserver V is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

A Pacific Select Estate Preserver V life insurance Policy is a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Survivor under the Policy dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insureds, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your insurance professional for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.

The Insureds
This Policy insures the lives of two people who are between the Ages of 20 and 90 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your insurance professional for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
(866) 398-0467
VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address may result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned Policies, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form
We will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your insurance professional if you have questions about the proper form required for a request.

When we make payments and transfers
We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on Death Benefit Proceeds, calculated from the day the Survivor dies to the day we pay the Death Benefit Proceeds.

Statements and Reports We Will Send You

We send the following statements and reports to Policy Owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.PacificLife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options

•	initiate the dollar cost averaging and portfolio rebalancing service

•	change future premium allocation instructions

•	initiate Policy loans.

If you apply for your Policy in Florida, or, in most states, if you applied for your Policy prior to November 1, 2006, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Telephone and Electronic Authorization Form with us.

Certain insurance professionals are able to give us instructions electronically if authorized by you. You may appoint your insurance professional to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We will take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We will pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount when a Policy is issued is usually $100,000, but we may reduce this in some circumstances. You will find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers four Death Benefit Options, Options A, B, C, and D. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you have chosen Option A, B or D. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the deaths of both Insureds.

Choosing Your Death Benefit Option

You chose one of the following four options for the Death Benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.
Option C – the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.	Option D – the Face Amount of your Policy multiplied by a Death Benefit Factor.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.	The Death Benefit gradually increases over time no matter how your Investment Options perform, as long as there is enough Accumulated Value to keep your Policy in force.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

How we calculate the Death Benefit for Option D

If you choose Option D, we will calculate the Death Benefit by multiplying the Face Amount by a Death Benefit factor. The Death Benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the Death Benefit equals the Face Amount. A factor of 2.0 means the Death Benefit is two times the Face Amount.

The factor changes on each Policy Anniversary and is based on the Joint Equal Age of the Insureds and the number of completed Policy Years. Generally, the Death Benefit factor will reach the maximum of 2.0 when Joint Equal Age plus the number of completed Policy Years is between 85 and 90.

You will find more information about the Death Benefit factor in Appendix A and in your Policy.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

•	the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.

Under the test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Age, sex, and Risk Class of both Insureds. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges as of the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy was issued, in Policy Year 20 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium Factor” of 1.684.

Guideline Premium Test
Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit is based on the Age of the younger Insured so it varies over time. It is 250% when the younger Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of death benefit percentages in Appendix A and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insureds are a male non-smoker Age 56 and a female non-smoker Age 53 at the time the Policy was issued

•	Face Amount is $1,000,000

•	Accumulated Value at the date of death is $600,000

•	total premiums paid into the Policy is $300,000

•	the Death Benefit factor for Death Benefit Option D at year 20 is 123.2%

•	the Minimum Death Benefit under the guideline premium test is $666,000 (assuming a Guideline Premium Test factor of 111% times Accumulated Value)

•	the Minimum Death Benefit under the Cash Value Accumulation Test is $1,010,400 (assuming a Net Single Premium factor of 1.684 of Accumulated Value)

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
Example A		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	Used for Cost of
Option	calculated	the Option	Death Benefit	Insurance Charge

Option A	Total Face Amount	$1,000,000	$666,000	$397,540.07
Option B	Total Face Amount plus Accumulated Value	$1,600,000	$666,000	$996,064.11
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
Option D	Total Face Amount times Death Benefit factor	$1,232,000	$666,000	$628,969.36

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	Used for Cost of
Option	calculated	the Option	Death Benefit	Insurance Charge

Option A	Total Face Amount	$1,000,000	$1,010,400	$407,915.48
Option B	Total Face Amount plus Accumulated Value	$1,600,000	$1,010,400	$996,064.11
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,010,400	$696,802.09
Option D	Total Face Amount times Death Benefit factor	$1,232,000	$1,010,400	$628,969.36

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

•	$1,554,000 under the Guideline Premium Test (assuming a Guideline Premium Test factor of 111% times Accumulated Value)

•	$2,357,600 under the Cash Value Accumulation Test (assuming a Net Single Premium factor of 1.684 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
Example B		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	Used for Cost of
Option	calculated	the Option	Death Benefit	Insurance Charge

Option A	Total Face Amount	$1,000,000	$1,554,000	$150,177.26
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$994,096.16
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$150,177.26
Option D	Total Face Amount times Death Benefit factor	$1,232,000	$1,554,000	$150,177.26

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under	Minimum	Used for Cost of
Option	calculated	the Option	Death Benefit	Insurance Charge

Option A	Total Face Amount	$1,000,000	$2,357,600	$951,802.46
Option B	Total Face Amount plus Accumulated Value	$2,400,000	$2,357,600	$994,096.16
Option C	Total Face Amount plus premiums less distributions	$1,300,000	$2,357,600	$951,802.46
Option D	Total Face Amount times Death Benefit factor	$1,232,000	$2,357,600	$951,802.46

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it is not clear who died first, we will assume the younger Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue charges. We will pay the Death Benefit Proceeds within 2 months after we receive proof that both Insureds died while the Policy was In Force.

We will pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the last surviving Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Changing Your Death Benefit Option

You can change the Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B. After the younger Insured reaches Age 89, you may only change to Option A.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as at least one Insured is still living.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	Both Insureds or, if only one person is still living, the Survivor will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the total Face Amount, including any Riders, less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount under the Policy:

•	Both Insureds must be still living, Age 90 or less, and you must give us satisfactory evidence of insurability for both Insureds.

•	Each increase you make to the Face Amount must be $10,000 or more.

•	We may charge you a fee of up to $200 for each increase to cover the cost of processing the request. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk charge and surrender charge.

Decreasing the Face Amount
Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you have chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

•	We will apply any decrease in the Face Amount in the following order:

•	to the most recent increases you made to the Face Amount

•	to the initial Face Amount.

•	Each decrease you make to the Face Amount must be $10,000 or more.

•	We may deduct a surrender charge from your Policy’s Accumulated Value. We currently waive this charge.

•	We can refuse your request to decrease the total Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance

•	the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your insurance professional for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements
At initial purchase and during the entire time that you own an optional benefit Rider, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options

American Funds Asset Allocation
BlackRock Global Allocation V.I. Fund
GE Investments Total Return Fund
Pacific Dynamix-Conservative Growth
Pacific Dynamix-Moderate Growth
Pacific Dynamix-Growth
Portfolio Optimization Conservative	Portfolio Optimization Moderate-Conservative Portfolio Optimization Moderate Portfolio Optimization Growth PIMCO Global Multi-Asset Portfolio Fixed Account Fixed LT Account

By adding an optional benefit Rider to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, or when we believe a change is necessary to protect our ability to provide the guarantees under these Riders. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance professional to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or either of the two Policy Split Option Riders. Please see Variable Life Insurance and Your Taxes for more information.

•	Enhanced Policy Split Option Rider
Available to married couples, it splits the Policy into two policies without evidence of insurability.

•	Individual Annual Renewable Term Rider
Provides level or varying term insurance on either or both Insureds.

•	Last Survivor Accounting Benefit Rider
Provides added protection on the Insureds.

•	Last Survivor Annual Renewable Term Rider
Provides annual renewal term insurance on both Insureds.

•	Policy Split Option Rider
Splits the Policy into two individual policies with evidence of insurability.

More detailed information about the Accelerated Living Benefits Rider, Enhanced Policy Split Option Rider, Individual Annual Renewable Term Rider, Last Survivor Accounting Benefit Rider, Last Survivor Annual Renewable Term Rider, and the Policy Split

Option Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.PacificLife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

In general, your Policy coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with a Last Survivor Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding a Last Survivor Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with a Last Survivor Accounting Benefit Rider may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your insurance professional before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your coverage with your insurance professional.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically).

•	If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	by temporary check with the ABA routing number and account number pre-printed on the check

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.

If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer plan
Once you have made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we will withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we will withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load
During the first 10 sales load targets, we deduct a 4.25% sales load from each premium payment you make. The sales load is reduced to 2.25% thereafter. This charge helps pay for the cost of distributing our Policies.

Your sales load target is based on your Policy’s guideline level premium, and the Risk Class and Age of the Insureds. The sales load targets range from 50% to 110% of your guideline level premium. The actual sales load target for your Policy is in your Policy Specifications.

Your guideline level premium is equal to the premium payable under your Policy for each year if you were to pay level annual premiums for the life of the Policy. This includes account fees and charges under the Policy, including guaranteed maximum charges, if any, for substandard risks and optional benefits, and also assumes net investment earnings at an annual rate of 4%.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $2,000,000, the sales load target is $38,880 if the Policy has Death Benefit Option A, Option C, or Option D. If the Policy has Death Benefit Option B, the sales load target is $50,540.

Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the younger Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.30%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Ages, gender and Risk Class of the Insureds unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if both Insureds died, and the Accumulated Value of your Policy. We calculate it in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy Month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy Month from the amount we calculated in step 1.

Next we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Last Survivor Annual Renewable Term Rider and any optional Last Survivor Accounting Benefit Rider, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Segment. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Choosing a guaranteed period
We guarantee our current cost of insurance rates. If, when the Policy is issued, the older Insured is:

•	Age 65 or younger, we guarantee the rates for 10 years

•	older than 65, but younger than 81, we guarantee the rates for 5 years

•	older than 80, we guarantee the rates for 1 year.

However, if either Insured is uninsurable, and the older Insured is Age 65 or younger, we guarantee the rates for 5 years. If either Insured is uninsurable, and the older Insured is Age 66 or older, we guarantee the rates for 1 year.

If the older Insured is Age 50 or younger, and neither Insured is uninsurable, you have the option to extend the guaranteed period to fifteen years. You can only do this when the Policy is issued and you cannot change the guaranteed period later. There is no guaranteed period for the Annual Renewable Term Rider.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if on the day of the increase the older Insured is older than Age 50, or either Insured is uninsurable, the guaranteed period for the increase will be the guaranteed period which we offer for Age and insurability as of the day of the increase.

If you qualify for the 15-year guaranteed period, the guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The shorter guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The longer guaranteed period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your insurance professional to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to 15 years.

Administrative charge
We deduct a charge not to exceed $10.00 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the younger Insured reaches Age 100, the administrative charge is reduced to $0.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month during the first 10 Policy Years, at a rate that is based on the Age and Risk Class of both Insureds on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy plus a flat amount of $17.50. During Policy Years 11 through 20, we may deduct a face amount charge of $17.50 per month. The face amount component of your Policy is shown on your Policy Specifications.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of both Insureds at the time of the increase. We will specify these charges in a supplemental schedule of benefits at the time of the increase. We will apply each charge for 10 Years from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

•	M&E risk asset charge We deduct a risk asset charge every month at an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the younger Insured reaches Age 100, the annual rate is reduced to 0%.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with:

•	a Face Amount of $2,000,000

•	Accumulated Value of $60,000 after deducting any Policy Debt.

The monthly charge for the M&E risk face amount charge is $788.10 ((($2,000,000 ÷ 1,000) × 0.3853) plus $17.50) if the Policy has Death Benefit Option A, Option C or Option D. If the Policy has Death Benefit Option B, the M&E risk face amount charge is $1,009.90 ((($2,000,000 ÷ 1,000) × 0.4962) plus $17.50).

The monthly charge for the M&E risk asset charge is $10.85 (($25,000 × 0.0375%) plus ($35,000 × 0.0042%)).

The monthly charge for the M&E risk face amount charge will never exceed $8.00 per $1,000 of Coverage Segment plus a flat amount of $17.50.

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we will end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Survivor dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will reinstate it if you send us the following:

•	a written application

•	evidence of insurability satisfactory to us for each Insured who was alive on the date of lapse

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

No Lapse Guarantee Rider

Subject to state availability, if you meet certain requirements, your Policy has a No Lapse Guarantee Rider (“No Lapse Rider”). The No Lapse Rider may continue your Policy if it would otherwise lapse. Here’s how it works:

You are eligible for the No Lapse Rider if:

•	The older Insured is younger than Age 80 when the Policy is issued.

•	You chose either Death Benefit Option A or B when applying for your Policy.

•	You did not select the optional Individual Annual Renewal Term Rider.

•	If you selected the optional Last Survivor Annual Renewal Term Rider, the term insurance provided is on a level, not varying, schedule.

•	Your application meets our underwriting requirements.

The No Lapse Rider is issued with a guarantee period based on the Age of the older Insured. The guarantee period will be at least 5 years, and never more than 25 years. The guarantee period of your No Lapse Rider is listed on your Policy Specifications.

If your Policy is issued with the No Lapse Rider, we will list your no lapse premium amount on your Policy Specifications. The no lapse premium is shown on your Policy Specifications as the no lapse guarantee required premium. The no lapse premium will never exceed the guideline annual premium for your policy. If you pay at least this amount at the beginning of each Policy Year, and you take no Policy loans or withdrawals, the No Lapse Rider will remain in effect through the guarantee period. Other premium payment patterns may also keep the No Lapse Rider in effect. There is no charge for the No lapse rider.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the No Lapse Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue In Force under their terms during the No Lapse Rider guarantee period as long as the conditions for the No Lapse Rider to be in effect are met. The conditions for your No Lapse Rider to remain in effect are described in detail in the Rider.

When your Policy continues under the No Lapse Rider, monthly deductions for your Policy will be accumulated in the AV pay-off account. We charge interest on the amount in the AV pay-off account. Interest owing on the amount in the AV pay-off account accrues monthly, in arrears, at an annual rate of 4% and is added to the AV pay-off account.

Additional Net Premium, or loan repayment amounts, will first be applied to the balance in your AV pay-off account. Once the amount in the AV pay-off account, including any outstanding interest, has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If your Policy is continued under the No Lapse Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the AV pay-off account to zero and cover any future monthly deductions from your Policy or your Policy will lapse.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 800-7681 or submit a request electronically. Or you can ask your insurance professional to contact us. You will find more information regarding telephone and electronic instructions in Policy Basics.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your insurance professional to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See Allocating Your Premiums: Portfolio Optimization.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser of the Franklin Templeton Variable Insurance Products Trust and manages the portfolio under your Policy directly.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc. and manages the portfolio under your Policy directly.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc. and manages the portfolio under your Policy directly.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust and manages the portfolios under your Policy directly.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund and manages the portfolio under your Policy directly.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust and manages the portfolio available under your Policy directly.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

International Small-Cap	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Small-Cap Index	Seeks investment results that correspond to the total return of an index of small capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Advisors, LLC

Technology	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan	Seeks a high level of current income.	Eaton Vance Management

Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Growth LT	Seeks long-term growth of capital.	Janus Capital Management LLC

Focused 30	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences	Seeks long-term growth of capital.	Jennison Associates LLC

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Mid-Cap Equity	Seeks capital appreciation.	Lazard Asset Management LLC

International Large-Cap	Seeks long-term growth of capital.	MFS Investment Management

Mid-Cap Growth	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

Real Estate	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management	Seeks current income consistent with preservation of capital.	Pacific Asset Management

High Yield Bond	Seeks a high level of current income.	Pacific Asset Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Dividend Growth	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	UBS Global Asset Management (Americas) Inc.

Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation and, secondarily, income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

FIDELITY VARIABLE
INSURANCE PRODUCTS
FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Fidelity Management & Research Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Global Bond Securities Fund Class 2	Seeks high current income.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER

Overseas Portfolio Service Class	Long-term growth of capital.	Janus Capital Management LLC

Enterprise Portfolio Service Class	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio	Long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Legg Mason Partners Fund Advisor, LLC

Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co., LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Seeks total return.	Massachusetts Financial Services Company

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index, 40% Barclays Capital U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Van Eck VIP Global Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Policy Basics.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.

•	During the first 10 Policy Years, a portion of any allocation you make to the Fixed LT Account earns a higher guaranteed minimum rate of 4.5%. This amount equals the Fixed LT Enhancement Guaranteed Amount multiplied by the number of Policy Years. The Fixed LT Enhancement Guaranteed Amount is listed on your Policy Specifications when your Policy is issued, and equals your Policy’s sales load target. Any allocation to the Fixed LT Account that exceeds the Fixed LT Enhancement Guaranteed Amount earns the minimum guaranteed rate of 3%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your insurance professional for current interest rates.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your insurance professional or contact us.

•	We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in Pacific Select Estate Preserver V Basics.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

•	You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II.

•	Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Janus Aspen Series Overseas Service Class, PIMCO Global Multi-Asset Portfolio Advisor Class, Templeton Global Bond Securities Fund Class II or Van Eck VIP Global Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

•	You can make transfers from the Variable Investment Options to the Fixed Options 30 days prior to and 30 days after each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy. If you live in North Carolina, you can make transfers to the Fixed Account any time during the first 24 months of your Policy as long as your Policy is not in the grace period.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

•	We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your insurance professional to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you are transferring to or from.

•	There is no minimum amount required if you are making transfers between Variable Investment Options.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a insurance professional or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer four services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep
The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you have paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Survivor dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount
If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you have chosen Death Benefit Option A or Option D, a withdrawal may reduce your Face Amount. You can make one withdrawal during each of the first 15 Policy Years of $10,000 or 10% of your Policy’s Cash Surrender Value, whichever is less, without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in Policy Basics.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you have borrowed accrues daily at an annual rate of 3.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% on the amount in the Loan Account.

How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) − d where:

a=	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
  b = 1.03
  c = 1.0325
  d = any Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 13 with:

•	Accumulated Value of $100,000

•	Policy Debt of $50,000

•	a most recent monthly deduction of $100

•	a surrender charge of $0 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is the greater of:

$40,000
((90% × $100,000) − $50,000 − $0)
or
$48,560.78
(a × (b ÷ c)) − d, where:
a = $98,800 ($100,000 − $0 − (12 × $100))
b = 1.03
c = 1.0325
d = $50,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your insurance professional for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we will deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your insurance professional for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your insurance professional for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

•	Each Coverage Segment has a surrender charge, based on the Face Amount of each Coverage Segment and the Age and Risk Class of both Insureds on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The amount of the surrender charge does not change during the first 12 Policy Months from the effective date of each Coverage Segment. Starting on the 13th Policy Month, we reduce the charge by 0.9259% each month until it reaches $0 at the end of 10 Policy Years.

•	There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

•	We guarantee the surrender charge rates will not increase.

If your Policy is issued in Texas, if you surrender your Policy within 30 days of your Policy Anniversary, the Accumulated Value in the Fixed Options will not be less than it was on that Policy Anniversary as long as you have not made any transfers, withdrawals or Policy loans during such time.

Estate Tax Waiver of Surrender Charge Rider

Subject to state availability, your Policy has an Estate Tax Waiver of Surrender Charge Rider.

Tax legislation passed in 2001 provides for reductions in federal estate tax rates, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011.

If there is no federal estate tax in effect for the estates of persons dying after December 31, 2010, the option date, you may elect to surrender your Policy and we will waive any surrender charge on the initial Face Amount of your Policy. If you elect this benefit, you must notify us in proper form within 60 days after the option date, and your Policy and all attached Riders will end. There is no additional charge for the Rider or to elect the benefit under this Rider.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Paying the Death Benefit in the Case of Suicide

If either Insured, whether sane or insane, commits suicide within two years of the Policy Date (one year for policies issued in Colorado or North Dakota), Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, any withdrawals you have made, and any cash dividends we have paid.

If your Policy is issued in Arizona or Washington, if either Insured commits suicide within two years of the Policy Date, the Survivor has the option of requesting an individual policy with substantially the same coverage provided by the original Policy.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased Age or changed health of the Insureds;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, Georgia, Maryland or North Dakota, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the Age of either Insured is stated incorrectly on your application, we will adjust the Face Amount to reflect the correct Age. Here’s how we will do it:

•	Using the monthly cost of insurance rate for the Policy Year in which we discover the mistake, we will multiply the Face Amount by the rate based on the incorrect Age. We will then divide the result by the monthly cost of insurance rate that’s based on the correct Age.

•	We will calculate Accumulated Value using cost of insurance, Rider and benefit charges based on the correct Age, for all Policy Months following the month we discover the mistake.

•	We will not recalculate Accumulated Value for the Policy Months up to and including the month in which we discover the mistake.

•	We will not recalculate mortality and expense risk charges or surrender charges.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of both Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of both Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to both Insureds.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies

•	policies with term insurance on the people insured by the policy

•	life insurance policies that continue coverage beyond Age 100 or other advanced ages

•	certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned Policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on Insureds who are 20% owners, officers, directors or employees of the entity at the time the Policy is issued. If the life insurance Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued. For more information about this exception, you should consult your tax adviser.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you are at least 59 1/2 years old

•	you are receiving an amount because you have become disabled

•	you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy Becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

From January 1, 2011 to December 31, 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation starting January 1, 2012); the maximum estate tax rate is 35%; and, the rules regarding step-up in basis for property transferred at death are reinstated. Also over the same time period, if the executor of the deceased spouse’s estate so elects, a married individual may transfer his or her unused estate tax exemption amount to the last deceased spouse of the surviving spouse.

Policy Riders

Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefits Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right (but are not obligated) to modify the Rider to conform under Tax Code requirements.

Policy Split Option Rider
This Rider allows a Policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the Policy at the time of the split.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2010, we had $215.5 billion of individual life insurance in force and total admitted assets of approximately $98.8 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their insurance professionals who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual insurance professional who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited insurance professionals and other employees, payments for travel expenses, including lodging, incurred by insurance professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to insurance professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and insurance professional market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your insurance professional or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your insurance professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Variable Insurance Products Trust pays us for each Templeton Global Bond Securities Fund (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Fundamental Equity Portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Micro-Cap Portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, and may also change the rates on any Riders on your

Policy which base charges on Risk Class. We may charge you a fee of $100 per Insured at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $100 at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2010, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2010 and 2009 and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010 are contained in the SAI.

APPENDIX A: DEATH BENEFIT CALCULATION TABLES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

Option D
Death Benefit Factor Table

Rate per $1.00 of Face Amount

Joint
equal
age	Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both Joint Equal Ages and Policy Anniversaries, at five year intervals. See your Policy for one year increments in Death Benefit Factors.

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APPENDIX B: STATE LAW VARIATIONS

YOUR ACCUMULATED VALUE

Asset Charge

For policies issued in Maryland, the minimum guaranteed rate that is applied to the Fixed Accumulated Value will not be less than 2.5% after the monthly asset charge is applied.

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PACIFIC SELECT ESTATE PRESERVER V	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver V variable life insurance policy is underwritten by Pacific Life Insurance Company.
You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2011. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
(866) 398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

SEC file number 811-05563
333-65458

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Pacific Life Insurance Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

15-23872-10 5/11

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

PACIFIC SELECT ESTATE PRESERVER V

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver V is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2011, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

(800) 800-7681

i

MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your insurance professional for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Enhanced Policy Split Option Rider

Allows the Policy to be split into two individual policies, without evidence of insurability. This Rider is available only to married couples. This Rider will be included automatically with all Policies where the older Insured is issue Age 79 or less, and where neither Insured has a substandard Risk Class or is uninsurable.

You may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually reduced, as a result of the enactment of a new federal estate tax law, which because of the reduction, could result in an increase in the federal estate tax liability at the first death of the two Insureds under the Policy.

The exchange may be made to any single life policy that we regularly issue at the time of exchange, subject to our approval. We waive the surrender charge on your original Policy, but any surrender charges applicable to the new policy will apply to the new policies.

The face amount of each new policy may be for any amount you choose, up to one half of the Policy’s Face Amount, including the Face Amount under any Last Survivor Annual Renewable Term Rider or Last Survivor Accounting Benefit Rider attached to the Policy, both as of the date of the exchange. You must give your written consent if the face amounts of the two new policies are not equal. The original Policy’s Cash Surrender Value will be allocated as premiums to the two new policies in proportion to the face amount of the new policies. We will waive any Policy charge normally charged to cover our expenses arising from any state or federal tax charged to us due to the exchange. Policy Debt will also be split in proportion to the face amount of the new policies.

The Rider will terminate on the earliest of your Written Request, the date of the first death of the two Insureds, on lapse or termination of the Policy, when the older of the two Insureds reaches Age 80, or upon exercise of this Rider.

Individual Annual Renewable Term Rider

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The amount of coverage can be

1

level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Individual Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 100.

Last Survivor Accounting Benefit Rider

Provides additional Death Benefit protection on the Insureds in combination with the Face Amount of the Policy. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. If you choose Death Benefit Option D for your base Policy to determine the Death Benefit, the Face Amount under this Rider will be added to the base Policy Face Amount, and the sum of this coverage will be multiplied by the Death Benefit factor for the current Policy Year as shown in the Policy Specifications.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates may be less than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last Survivor Accounting Benefit Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s Death.

Last Survivor Annual Renewable Term Rider

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance.

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Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates may be less than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last Survivor Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

Policy Split Option Rider

Allows the Policy to be split into two individual policies subject to satisfactory evidence of insurability on each Insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee may be deducted from the original Policy’s Accumulated Value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this Rider.

The original Policy’s Accumulated Value, Policy Debt and Cash Surrender Value are split in proportion to the Face Amount. We waive the surrender charge on your original Policy.

The Rider will terminate on the earliest of your Written Request, the date of the first death of the two Insureds, on lapse or termination of the Policy, when the older of the two Insureds reaches Age 80, or upon exercise of this Rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

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Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your insurance professional for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both Insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.

•	We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

•	We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen.

•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.

•	We will keep making transfers at the intervals you have chosen until one of the following happens:
• the total amount you have asked us to transfer has been transferred
• there is no more Accumulated Value in the Investment Option you are transferring from

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• your Policy enters the grace period and is in danger of lapsing
• we receive your Written Request to cancel the service
• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

•	You enroll in the service by sending us a Written Request.

•	You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	If you cancel this service, you must wait 30 days to begin it again.

•	We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

•	We can discontinue, suspend or change the service at any time.

•	Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

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•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your insurance professional for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

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MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of both Insureds, as well as the Death Benefit Option you choose, for each $1,000 of the initial Face Amount of your Policy.

The amount of the surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years. If your increase your Policy’s Face Amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess on any surrendered Coverage Segment is $55.00 per $1,000 of Face Amount.

Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

An example

For a Policy:

•	that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued

•	with an initial Face Amount of $2,000,000

For Death Benefit Option A,
	Option C, or Option D	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

First Policy Year	$27,200.00 (($2,000,000 ÷ $1,000) × 13.60)	$35,360.00 (($2,000,000 ÷ $1,000) × 17.68)
End of third Policy Year	$21,155.73 ($27,270.00 − ($27,270.00 × .9259% × 24 months))	$27,502.44 ($35,360.00 − ($35,360.00 × .9259% × 24 months))

Partial Surrender Charge

We may assess a surrender charge if you decrease your Policy’s Face Amount. Here’s how we calculate the partial surrender charge on a decrease in Face Amount:

•	Step 1: we divide the amount of the decrease by your Policy’s Face Amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your Policy.

We deduct the amount we calculated in step 2 from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

After a Face Amount decrease, the total surrender charge for your Policy is reduced by the amount deducted from the Accumulated Value at the time of the decrease.

We currently waive the partial surrender charge on a decrease in Face Amount.

Increases in Face Amount

Net premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

Instead, to determine the cost of insurance charge on each Coverage Segment, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all Coverage Segments that

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would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

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With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PACIFIC LIFE AND THE POLICIES

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

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Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose insurance professionals are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2010, 2009 and 2008 was $1,734,217.20, $4,187,906.49 and $14,771,216.85 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	90% of premiums paid up to the first target premium

•	3% of the premiums paid under targets 2-10

•	2% of premiums paid in excess of the 10th target premium.

The target premium for your policy equals your sales load target, as described under How Premiums Work: Deductions from your premium in the prospectus. You will find the sales load target for your Policy in your Policy Specifications. The sales load target is equal to the Fixed LT Enhanced Guarantee Amount shown in your Policy Specifications.

Your insurance professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your insurance professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your insurance professional how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 25% of premiums paid to the first target premium, but generally does not exceed 1% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to insurance professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your insurance professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to insurance professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the insurance professional market the Policies.

As of December 31, 2010, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: AIM Systems Inc, Axa Advisors LLC, Benefit Funding Services, CBIZ Financial Solutions, Commonwealth Financial Network, Financial Network Investment Corp, Financial Services Corp, First Allied Securities, First Heartland Securities, Linsco Private Ledger, M Financial Holdings Inc, Money Concepts, Multi Financial, National Financial Partners, National Financial Partners Insurance Services, National Planning Corp, Newbridge Financial, Next Financial, NFP Securities, Ogilvie Securities, PEPCO, Ramkade Financial, Royal Alliance, Sagepoint Financial, Securities America, Summit Brokerage, The Strategic Financial Alliance, Towersquare Securities, United Planners, USA Advanced Planners, Walnut Street Securities, Woodbury Financial Services and World Group Securities.

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We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Insurance professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your insurance professional or broker-dealer to present this Policy over other investment options. You may ask your insurance professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, insurance professionals of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the

11

day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each

12

month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

13

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2010, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2010 and 2009 and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2010 and 2009 and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2010, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

14

Form No. 15-25045-08

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Cash Management (formerly Money Market), Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth (formerly Diversified Research), Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Overseas Service Class, Enterprise Service Class, Lazard Retirement U.S. Strategic Equity, Legg Mason ClearBridge Variable Aggressive Growth – Class II, Legg Mason ClearBridge Variable Mid Cap Core – Class II, Lord Abbett Fundamental Equity Class VC, MFS New Discovery Series Service Class, MFS Utilities Series Service Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck VIP Global Hard Assets (formerly Van Eck Worldwide Hard Assets) Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2010, the related statements of operations for the year or period presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2010 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 28, 2011

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2010

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund (Affiliated Mutual Fund)
Cash Management	Cash Management	22,578,115	$227,913,865	$227,712,365
Diversified Bond	Diversified Bond	4,587,282	44,222,553	45,938,874
Floating Rate Loan	Floating Rate Loan	2,235,142	15,904,142	16,743,096
High Yield Bond	High Yield Bond	14,536,286	80,872,757	93,159,813
Inflation Managed	Inflation Managed	15,331,358	171,223,462	180,867,269
Managed Bond	Managed Bond	40,113,838	444,634,009	467,929,968
Short Duration Bond	Short Duration Bond	6,430,895	60,286,260	60,769,944
American Funds® Growth	American Funds Growth	7,958,816	61,812,091	66,985,498
American Funds Growth-Income	American Funds Growth-Income	6,226,692	66,206,008	58,135,359
Comstock	Comstock	7,110,805	63,631,807	61,251,775
Dividend Growth	Dividend Growth	4,559,475	50,362,090	44,378,598
Equity Index	Equity Index	15,720,068	415,115,696	431,802,216
Focused 30	Focused 30	3,108,294	37,712,195	38,834,530
Growth LT	Growth LT	9,967,368	181,610,537	197,865,222
Large-Cap Growth	Large-Cap Growth	9,351,468	58,480,819	55,384,517
Large-Cap Value	Large-Cap Value	11,346,494	137,873,835	128,065,906
Long/Short Large-Cap	Long/Short Large-Cap	3,109,453	26,249,552	28,741,845
Main Street® Core	Main Street Core	8,789,673	169,268,665	170,543,875
Mid-Cap Equity	Mid-Cap Equity	9,100,313	140,067,813	133,930,780
Mid-Cap Growth	Mid-Cap Growth	6,098,578	47,424,850	61,143,775
Mid-Cap Value	Mid-Cap Value	1,588,235	17,256,281	22,737,488
Small-Cap Equity	Small-Cap Equity	1,960,428	23,362,041	27,952,511
Small-Cap Growth	Small-Cap Growth	3,541,764	35,936,794	42,009,051
Small-Cap Index	Small-Cap Index	16,822,433	208,943,546	194,874,565
Small-Cap Value	Small-Cap Value	4,376,076	53,549,689	59,962,802
Health Sciences	Health Sciences	1,727,819	15,903,965	19,987,427
Real Estate	Real Estate	5,118,672	68,559,847	74,548,762
Technology	Technology	2,932,002	13,006,190	16,210,253
Emerging Markets	Emerging Markets	10,601,929	155,107,012	181,109,030
International Large-Cap	International Large-Cap	21,032,445	165,246,654	139,522,866
International Small-Cap	International Small-Cap	2,723,774	21,610,755	22,983,228
International Value	International Value	13,279,172	202,968,519	144,944,672
American Funds Asset Allocation	American Funds Asset Allocation	284,905	3,618,543	4,074,039
Pacific Dynamix — Conservative Growth	Pacific Dynamix - Conservative Growth	132,094	1,504,997	1,572,701
Pacific Dynamix — Moderate Growth	Pacific Dynamix - Moderate Growth	258,374	3,152,628	3,305,173
Pacific Dynamix — Growth	Pacific Dynamix - Growth	326,436	4,054,930	4,320,166

	M Fund, Inc.
I	M International Equity	5,720,044	84,606,766	67,038,917
II	M Large Cap Growth	1,857,641	26,780,419	30,149,513
III	M Capital Appreciation	1,602,252	35,021,167	41,562,420
V	M Business Opportunity Value	2,087,609	19,987,509	21,502,370

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	885,639	8,961,765	10,530,248
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	3,393,331	43,857,391	49,169,368

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	2,062,946	47,684,594	48,458,606
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	77,876	765,034	797,455
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	181,705	1,817,861	1,918,806
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	237,375	2,226,104	2,528,048
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	246,421	2,334,731	2,599,737
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	401,797	4,322,200	4,194,765
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	193,922	1,751,599	1,974,122
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	86,369	2,479,289	3,171,488
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,085,895	29,848,283	34,889,819
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	415,266	3,430,597	4,065,449

	Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	735,248	13,816,040	14,329,977

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	8,569	134,763	140,367
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2010

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Janus Aspen Series
Overseas Service Class	Overseas Service Class	976,077	$40,698,070	$54,699,344
Enterprise Service Class	Enterprise Service Class	102,994	2,989,214	3,865,364

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity	Lazard Retirement U.S. Strategic Equity	57,238	451,662	525,441

	Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth — Class II	Legg Mason ClearBridge Variable Aggressive Growth - Class II	47,311	662,448	766,441
Legg Mason ClearBridge Variable Mid Cap Core — Class II	Legg Mason ClearBridge Variable Mid Cap Core - Class II	606,957	6,854,948	8,060,384

	Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	118,600	1,884,749	2,094,468

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	419,138	5,987,787	7,435,504
MFS Utilities Series Service Class	MFS Utilities Series Service Class	656,961	14,691,551	16,391,183

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	76,981	843,392	933,783

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II	902,630	8,080,347	9,946,986
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	2,192,663	40,846,757	43,590,132

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets	Van Eck VIP Global Hard Assets	2,114,952	64,287,994	79,670,260

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Managed	Short Duration
	Management	Bond	Rate Loan	Bond	Managed	Bond	Bond

ASSETS
Investments in affiliated mutual funds, at value	$227,712,365	$45,938,874	$16,743,096	$93,159,813	$180,867,269	$467,929,968	$60,769,944
Receivables:
Due from Pacific Life Insurance Company	353,540	31,908	3,348	41,263	71,563	291,610	43,013

Total Assets	228,065,905	45,970,782	16,746,444	93,201,076	180,938,832	468,221,578	60,812,957

LIABILITIES
Payables:
Fund shares purchased	353,540	31,901	3,348	41,211	71,563	291,590	43,013
Other	208	—	11	—	49	—	1

Total Liabilities	353,748	31,901	3,359	41,211	71,612	291,590	43,014

NET ASSETS	$227,712,157	$45,938,881	$16,743,085	$93,159,865	$180,867,220	$467,929,988	$60,769,943

Units Outstanding	9,729,669	3,791,432	1,809,305	1,872,440	3,620,675	8,533,863	5,041,165

Accumulation Unit Value	$23.40	$12.12	$9.25	$49.75	$49.95	$54.83	$12.05

Cost of Investments	$227,913,865	$44,222,553	$15,904,142	$80,872,757	$171,223,462	$444,634,009	$60,286,260

	American Funds	American Funds		Dividend	Equity	Focused	Growth
	Growth	Growth-Income	Comstock	Growth	Index	30	LT

ASSETS
Investments in affiliated mutual funds, at value	$66,985,498	$58,135,359	$61,251,775	$44,378,598	$431,802,216	$38,834,530	$197,865,222
Receivables:
Due from Pacific Life Insurance Company	75,008	11,964	10,171	13,982	100,358	58,177	—
Fund shares redeemed	—	—	—	—	—	—	47,776

Total Assets	67,060,506	58,147,323	61,261,946	44,392,580	431,902,574	38,892,707	197,912,998

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—	47,756
Fund shares purchased	75,008	11,964	10,046	13,934	100,245	58,142	—
Other	22	2,738	—	—	—	—	—

Total Liabilities	75,030	14,702	10,046	13,934	100,245	58,142	47,756

NET ASSETS	$66,985,476	$58,132,621	$61,251,900	$44,378,646	$431,802,329	$38,834,565	$197,865,242

Units Outstanding	4,956,516	4,900,290	5,245,577	3,364,536	8,351,318	2,855,173	4,365,102

Accumulation Unit Value	$13.51	$11.86	$11.68	$13.19	$51.70	$13.60	$45.33

Cost of Investments	$61,812,091	$66,206,008	$63,631,807	$50,362,090	$415,115,696	$37,712,195	$181,610,537

	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Large-Cap	Core	Equity	Growth	Value

ASSETS
Investments in affiliated mutual funds, at value	$55,384,517	$128,065,906	$28,741,845	$170,543,875	$133,930,780	$61,143,775	$22,737,488
Receivables:
Due from Pacific Life Insurance Company	2,685	47,444	8,527	—	—	—	—
Fund shares redeemed	—	—	—	18,835	47,894	27,461	96,174

Total Assets	55,387,202	128,113,350	28,750,372	170,562,710	133,978,674	61,171,236	22,833,662

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	18,793	47,703	27,461	96,171
Fund shares purchased	2,685	47,239	8,515	—	—	—	—
Other	6	—	—	—	—	56	—

Total Liabilities	2,691	47,239	8,515	18,793	47,703	27,517	96,171

NET ASSETS	$55,384,511	$128,066,111	$28,741,857	$170,543,917	$133,930,971	$61,143,719	$22,737,491

Units Outstanding	7,661,406	8,424,306	3,041,545	3,359,667	5,141,209	5,306,875	1,286,973

Accumulation Unit Value	$7.23	$15.20	$9.45	$50.76	$26.05	$11.52	$17.67

Cost of Investments	$58,480,819	$137,873,835	$26,249,552	$169,268,665	$140,067,813	$47,424,850	$17,256,281

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2010

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health	Real
	Equity	Growth	Index	Value	Sciences	Estate	Technology

ASSETS
Investments in affiliated mutual funds, at value	$27,952,511	$42,009,051	$194,874,565	$59,962,802	$19,987,427	$74,548,762	$16,210,253
Receivables:
Due from Pacific Life Insurance Company	—	—	—	70,746	25,499	—	—
Fund shares redeemed	2,870	12,397	156,752	—	—	82,602	21,407

Total Assets	27,955,381	42,021,448	195,031,317	60,033,548	20,012,926	74,631,364	16,231,660

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	2,832	12,331	156,752	—	—	82,602	21,407
Fund shares purchased	—	—	—	70,746	25,492	—	—
Other	—	—	143	8	—	25	7

Total Liabilities	2,832	12,331	156,895	70,754	25,492	82,627	21,414

NET ASSETS	$27,952,549	$42,009,117	$194,874,422	$59,962,794	$19,987,434	$74,548,737	$16,210,246

Units Outstanding	1,664,356	2,735,185	9,810,313	2,364,561	1,160,667	1,959,415	2,239,991

Accumulation Unit Value	$16.79	$15.36	$19.86	$25.36	$17.22	$38.05	$7.24

Cost of Investments	$23,362,041	$35,936,794	$208,943,546	$53,549,689	$15,903,965	$68,559,847	$13,006,190

						Pacific	Pacific
						Dynamix -	Dynamix -
	Emerging	International	International	International	American Funds	Conservative	Moderate
	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth	Growth

ASSETS
Investments in affiliated mutual funds, at value	$181,109,030	$139,522,866	$22,983,228	$144,944,672	$4,074,039	$1,572,701	$3,305,173
Receivables:
Due from Pacific Life Insurance Company	158,731	6,920	1,795	40,346	245	3,950	10

Total Assets	181,267,761	139,529,786	22,985,023	144,985,018	4,074,284	1,576,651	3,305,183

LIABILITIES
Payables:
Fund shares purchased	158,731	6,920	1,758	40,346	245	3,950	10
Other	115	145	—	37	—	—	—

Total Liabilities	158,846	7,065	1,758	40,383	245	3,950	10

NET ASSETS	$181,108,915	$139,522,721	$22,983,265	$144,944,635	$4,074,039	$1,572,701	$3,305,173

Units Outstanding	4,494,799	11,444,631	2,508,860	6,077,155	280,119	124,819	246,917

Accumulation Unit Value	$40.29	$12.19	$9.16	$23.85	$14.54	$12.60	$13.39

Cost of Investments	$155,107,012	$165,246,654	$21,610,755	$202,968,519	$3,618,543	$1,504,997	$3,152,628

	Pacific
	Dynamix -
	Growth
ASSETS
Investments in affiliated mutual funds, at value	$4,320,166
Receivables:
Due from Pacific Life Insurance Company	542

Total Assets	4,320,708

LIABILITIES
Payables:
Fund shares purchased	542

Total Liabilities	542

NET ASSETS	$4,320,166

Units Outstanding	305,265

Accumulation Unit Value	$14.15

Cost of Investments	$4,054,930

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2010

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

ASSETS
Investments in mutual funds, at value	$67,038,917	$30,149,513	$41,562,420	$21,502,370	$10,530,248	$49,169,368	$48,458,606
Receivables:
Due from Pacific Life Insurance Company	262,061	28,971	—	117,907	66	15,204	5,715
Fund shares redeemed	—	—	49,314	—	—	—	—

Total Assets	67,300,978	30,178,484	41,611,734	21,620,277	10,530,314	49,184,572	48,464,321

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	49,314	—	—	—	—
Fund shares purchased	262,025	28,971	—	117,906	60	15,195	5,715
Other	—	19	3	—	—	—	58

Total Liabilities	262,025	28,990	49,317	117,906	60	15,195	5,773

NET ASSETS	$67,038,953	$30,149,494	$41,562,417	$21,502,371	$10,530,254	$49,169,377	$48,458,548

Units Outstanding	2,255,782	1,256,305	997,020	1,422,833	897,535	3,105,465	3,552,968

Accumulation Unit Value	$29.72	$24.00	$41.69	$15.11	$11.73	$15.83	$13.64

Cost of Investments	$84,606,766	$26,780,419	$35,021,167	$19,987,509	$8,961,765	$43,857,391	$47,684,594

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom Income	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in mutual funds, at value	$797,455	$1,918,806	$2,528,048	$2,599,737	$4,194,765	$1,974,122	$3,171,488
Receivables:
Due from Pacific Life Insurance Company	46	470	—	660	1,001	1,138	758

Total Assets	797,501	1,919,276	2,528,048	2,600,397	4,195,766	1,975,260	3,172,246

LIABILITIES
Payables:
Fund shares purchased	46	470	—	658	999	1,138	750
Other	—	2	—	—	—	—	—

Total Liabilities	46	472	—	658	999	1,138	750

NET ASSETS	$797,455	$1,918,804	$2,528,048	$2,599,739	$4,194,767	$1,974,122	$3,171,496

Units Outstanding	72,439	185,488	249,617	267,890	434,697	215,248	264,000

Accumulation Unit Value	$11.01	$10.34	$10.13	$9.70	$9.65	$9.17	$12.01

Cost of Investments	$765,034	$1,817,861	$2,226,104	$2,334,731	$4,322,200	$1,751,599	$2,479,289

			Templeton				Lazard
	Fidelity VIP	Fidelity VIP	Global Bond	GE Investments			Retirement
	Mid Cap	Value Strategies	Securities	Total Return	Overseas	Enterprise	U.S. Strategic
	Service Class 2	Service Class 2	Class 2	Class 3	Service Class	Service Class	Equity

ASSETS
Investments in mutual funds, at value	$34,889,819	$4,065,449	$14,329,977	$140,367	$54,699,344	$3,865,364	$525,441
Receivables:
Due from Pacific Life Insurance Company	65,625	3,624	—	5	90,208	523	1,823
Fund shares redeemed	—	—	7,519	—	—	—	—

Total Assets	34,955,444	4,069,073	14,337,496	140,372	54,789,552	3,865,887	527,264

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	7,519	—	—	—	—
Fund shares purchased	65,544	3,624	—	5	90,208	523	1,823
Other	—	—	—	—	256	1	2

Total Liabilities	65,544	3,624	7,519	5	90,464	524	1,825

NET ASSETS	$34,889,900	$4,065,449	$14,329,977	$140,367	$54,699,088	$3,865,363	$525,439

Units Outstanding	2,138,123	325,984	1,364,811	13,250	4,273,891	342,830	60,077

Accumulation Unit Value	$16.32	$12.47	$10.50	$10.59	$12.80	$11.27	$8.75

Cost of Investments	$29,848,283	$3,430,597	$13,816,040	$134,763	$40,698,070	$2,989,214	$451,662

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2010

	Variable Accounts
	Legg Mason	Legg Mason
	ClearBridge Variable	ClearBridge Variable	Lord Abbett	MFS New	MFS	Royce	T. Rowe Price
	Aggressive	Mid Cap	Fundamental	Discovery Series	Utilities Series	Micro-Cap	Blue Chip
	Growth - Class II	Core - Class II	Equity Class VC	Service Class	Service Class	Service Class	Growth - II

ASSETS
Investments in mutual funds, at value	$766,441	$8,060,384	$2,094,468	$7,435,504	$16,391,183	$933,783	$9,946,986
Receivables:
Due from Pacific Life Insurance Company	575	280	—	17,734	607	184	67,210

Total Assets	767,016	8,060,664	2,094,468	7,453,238	16,391,790	933,967	10,014,196

LIABILITIES
Payables:
Fund shares purchased	575	280	—	17,732	601	184	67,204
Other	1	5	—	—	—	1	—

Total Liabilities	576	285	—	17,732	601	185	67,204

NET ASSETS	$766,440	$8,060,379	$2,094,468	$7,435,506	$16,391,189	$933,782	$9,946,992

Units Outstanding	79,313	770,236	196,426	582,663	1,569,241	80,595	799,091

Accumulation Unit Value	$9.66	$10.46	$10.66	$12.76	$10.45	$11.59	$12.45

Cost of Investments	$662,448	$6,854,948	$1,884,749	$5,987,787	$14,691,551	$843,392	$8,080,347

	T. Rowe Price	Van Eck
	Equity	VIP Global
	Income - II	Hard Assets

ASSETS
Investments in mutual funds, at value	$43,590,132	$79,670,260
Receivables:
Due from Pacific Life Insurance Company	57,987	—
Fund shares redeemed	—	10,848

Total Assets	43,648,119	79,681,108

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	10,848
Fund shares purchased	57,987	—
Other	48	16

Total Liabilities	58,035	10,864

NET ASSETS	$43,590,084	$79,670,244

Units Outstanding	3,772,800	2,798,427

Accumulation Unit Value	$11.55	$28.47

Cost of Investments	$40,846,757	$64,287,994

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Managed	Short Duration
	Management	Bond	Rate Loan	Bond	Managed	Bond	Bond

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$13,494	$1,305,632	$765,056	$6,847,221	$3,659,261	$15,592,563	$887,142

Net Investment Income	13,494	1,305,632	765,056	6,847,221	3,659,261	15,592,563	887,142

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(623,909)	(123,822)	(1,008,746)	(350,586)	(1,768,439)	2,049,823	(419,048)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	—	—

Realized Gain (Loss)	(623,909)	(123,822)	(1,008,746)	(350,586)	(1,768,439)	2,049,823	(419,048)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	463,670	1,818,408	1,378,564	5,356,043	13,368,757	20,253,338	1,311,910

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	( $146,745)	$3,000,218	$1,134,874	$11,852,678	$15,259,579	$37,895,724	$1,780,004

	American Funds	American Funds		Dividend	Equity	Focused	Growth
	Growth	Growth-Income	Comstock	Growth	Index	30	LT

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,666	$3	$712,207	$377,647	$8,120,888	$—	$2,099,225

Net Investment Income	1,666	3	712,207	377,647	8,120,888	—	2,099,225

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(14,748,531)	(4,220,196)	(5,321,190)	(1,545,726)	3,904,968	(2,933,702)	2,845,519
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	—	—

Realized Gain (Loss)	(14,748,531)	(4,220,196)	(5,321,190)	(1,545,726)	3,904,968	(2,933,702)	2,845,519

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	24,715,313	10,158,441	12,915,425	5,118,978	46,020,281	6,210,787	15,450,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,968,448	$5,938,248	$8,306,442	$3,950,899	$58,046,137	$3,277,085	$20,395,734

	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Large-Cap	Core	Equity	Growth	Value

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$—	$1,885,755	$218,718	$1,274,309	$1,207,256	$101,421	$218,315

Net Investment Income	—	1,885,755	218,718	1,274,309	1,207,256	101,421	218,315

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(2,822,618)	(1,691,016)	(327,711)	2,548,741	(7,337,627)	(3,076,480)	817,848
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	—	—

Realized Gain (Loss)	(2,822,618)	(1,691,016)	(327,711)	2,548,741	(7,337,627)	(3,076,480)	817,848

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	9,946,280	10,651,893	3,239,819	15,347,351	33,018,630	18,371,723	2,910,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,123,662	$10,846,632	$3,130,826	$19,170,401	$26,888,259	$15,396,664	$3,946,249

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health	Real
	Equity	Growth	Index	Value	Sciences	Estate	Technology

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$172,154	$—	$1,482,111	$1,145,736	$—	$956,452	$—

Net Investment Income	172,154	—	1,482,111	1,145,736	—	956,452	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of affiliated mutual fund investments	(28,507)	(38,159)	(9,742,303)	(3,912,063)	(897,632)	(15,711,821)	(2,262,520)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	—	—

Realized Loss	(28,507)	(38,159)	(9,742,303)	(3,912,063)	(897,632)	(15,711,821)	(2,262,520)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	4,164,746	8,929,482	49,734,466	15,605,145	4,623,300	33,270,658	4,914,014

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,308,393	$8,891,323	$41,474,274	$12,838,818	$3,725,668	$18,515,289	$2,651,494

						Pacific	Pacific
						Dynamix -	Dynamix -
	Emerging	International	International	International	American Funds	Conservative	Moderate
	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth	Growth

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,724,554	$1,435,123	$521,433	$3,904,598	$—	$26,012	$50,213

Net Investment Income	1,724,554	1,435,123	521,433	3,904,598	—	26,012	50,213

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	(9,067,176)	(12,575,662)	(2,948,565)	(7,621,588)	213,277	13,846	27,947
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	29,232	44,970

Realized Gain (Loss)	(9,067,176)	(12,575,662)	(2,948,565)	(7,621,588)	213,277	43,078	72,917

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	44,081,334	23,619,346	7,214,577	6,530,711	346,719	69,292	129,633

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,738,712	$12,478,807	$4,787,445	$2,813,721	$559,996	$138,382	$252,763

	Pacific
	Dynamix -
	Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$49,011

Net Investment Income	49,011

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on sale of affiliated mutual fund investments	101,936
Capital gain distributions from affiliated mutual fund investments	118,905

Realized Gain	220,841

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	146,159

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$416,011

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$2,112,218	$98,910	$77,216	$153,962	$139,102	$516,708	$450,372

Net Investment Income	2,112,218	98,910	77,216	153,962	139,102	516,708	450,372

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of mutual fund investments	(7,904,229)	(2,052,885)	(1,939,475)	(2,501,565)	(958,552)	(775,303)	(7,096,720)
Capital gain distributions from mutual fund investments	—	—	—	—	—	280,657	20,555

Realized Loss	(7,904,229)	(2,052,885)	(1,939,475)	(2,501,565)	(958,552)	(494,646)	(7,076,165)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	8,587,949	7,568,447	10,845,903	4,051,415	1,942,515	4,080,790	13,780,296

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,795,938	$5,614,472	$8,983,644	$1,703,812	$1,123,065	$4,102,852	$7,154,503

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom Income	Freedom 2010	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$13,155	$35,573	$46,884	$48,825	$78,448	$32,033	$860

Net Investment Income	13,155	35,573	46,884	48,825	78,448	32,033	860

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	22,931	37,401	13,418	40,245	(67,398)	223,012	(1,384,457)
Capital gain distributions from mutual fund investments	20,295	28,516	26,314	16,240	22,056	16,173	12,155

Realized Gain (Loss)	43,226	65,917	39,732	56,485	(45,342)	239,185	(1,372,302)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(2,258)	40,547	125,281	185,610	417,439	88,301	1,862,917

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,123	$142,037	$211,897	$290,920	$450,545	$359,519	$491,475

			Templeton				Lazard
	Fidelity VIP	Fidelity VIP	Global Bond	GE Investments			Retirement
	Mid Cap	Value Strategies	Securities	Total Return	Overseas	Enterprise	U.S. Strategic
	Service Class 2	Service Class 2	Class 2 (1)	Class 3 (1)	Service Class	Service Class	Equity

INVESTMENT INCOME
Dividends from mutual fund investments	$37,805	$10,780	$7,892	$1,597	$241,552	$—	$3,436

Net Investment Income	37,805	10,780	7,892	1,597	241,552	—	3,436

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(1,073,202)	532,665	19,293	298	(659,604)	(331,875)	32,829
Capital gain distributions from mutual fund investments	101,001	—	1,428	—	—	—	—

Realized Gain (Loss)	(972,201)	532,665	20,721	298	(659,604)	(331,875)	32,829

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	8,869,825	186,572	513,936	5,604	10,379,495	1,072,261	21,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,935,429	$730,017	$542,549	$7,499	$9,961,443	$740,386	$57,328

(1)	Operations commenced during 2010 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable Accounts
	Legg Mason	Legg Mason
	ClearBridge Variable	ClearBridge Variable	Lord Abbett	MFS New	MFS	Royce	T. Rowe Price
	Aggressive	Mid Cap	Fundamental	Discovery Series	Utilities Series	Micro-Cap	Blue Chip
	Growth - Class II	Core - Class II	Equity Class VC (1)	Service Class	Service Class	Service Class (1)	Growth - II

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$—	$5,355	$—	$346,929	$13,501	$—

Net Investment Income	—	—	5,355	—	346,929	13,501	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	40,059	370,452	18,835	625,712	(103,849)	8,792	(427,545)
Capital gain distributions from mutual fund investments	—	—	—	—	—	—	—

Realized Gain (Loss)	40,059	370,452	18,835	625,712	(103,849)	8,792	(427,545)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	60,030	753,288	209,720	998,607	1,797,486	90,392	1,677,090

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,089	$1,123,740	$233,910	$1,624,319	$2,040,566	$112,685	$1,249,545

	T. Rowe Price	Van Eck
	Equity	VIP Global
	Income - II	Hard Assets

INVESTMENT INCOME
Dividends from mutual fund investments	$582,445	$255,211

Net Investment Income	582,445	255,211

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of mutual fund investments	(1,581,815)	(3,870,060)
Capital gain distributions from mutual fund investments	—	—

Realized Loss	(1,581,815)	(3,870,060)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	6,302,263	20,792,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,302,893	$17,177,628

(1)	Operations commenced during 2010 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Cash Management		Diversified Bond		Floating Rate Loan

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,494	$781,732	$1,305,632	$992,232	$765,056	$571,152
Realized loss	(623,909)	(456,726)	(123,822)	(771,661)	(1,008,746)	(1,151,584)
Change in unrealized appreciation on investments	463,670	192,527	1,818,408	3,179,298	1,378,564	2,908,915

Net Increase (Decrease) in Net Assets Resulting from Operations	(146,745)	517,533	3,000,218	3,399,869	1,134,874	2,328,483

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	107,493,660	163,752,450	4,548,183	3,541,905	1,447,669	1,407,556
Transfers between variable and fixed accounts, net	(95,699,203)	(70,658,064)	14,603,050	5,806,312	2,418,444	6,382,569
Policy maintenance charges	(24,987,497)	(32,109,982)	(3,281,498)	(2,657,949)	(1,221,440)	(1,026,280)
Policy benefits and terminations	(51,211,679)	(53,474,950)	(2,490,736)	(3,061,952)	(1,624,877)	(1,223,805)
Other	(1,219,158)	(11,717,543)	(467,470)	(380,679)	(171,836)	(137,586)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(65,623,877)	(4,208,089)	12,911,529	3,247,637	847,960	5,402,454

NET INCREASE (DECREASE) IN NET ASSETS	(65,770,622)	(3,690,556)	15,911,747	6,647,506	1,982,834	7,730,937

NET ASSETS
Beginning of Year	293,482,779	297,173,335	30,027,134	23,379,628	14,760,251	7,029,314

End of Year	$227,712,157	$293,482,779	$45,938,881	$30,027,134	$16,743,085	$14,760,251

	High Yield Bond		Inflation Managed		Managed Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,847,221	$6,969,695	$3,659,261	$6,558,459	$15,592,563	$27,850,176
Realized gain (loss)	(350,586)	(8,811,932)	(1,768,439)	2,730,909	2,049,823	25,329,404
Change in unrealized appreciation on investments	5,356,043	31,179,587	13,368,757	20,792,740	20,253,338	24,683,325

Net Increase in Net Assets Resulting from Operations	11,852,678	29,337,350	15,259,579	30,082,108	37,895,724	77,862,905

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,920,766	5,679,239	14,636,251	14,776,195	25,068,454	25,025,145
Transfers between variable and fixed accounts, net	(7,896,136)	10,255,459	15,536,787	3,277,088	63,541,440	17,101,351
Policy maintenance charges	(5,494,310)	(6,110,001)	(12,045,988)	(12,920,676)	(25,457,483)	(25,661,067)
Policy benefits and terminations	(7,463,392)	(7,762,251)	(26,405,288)	(12,703,845)	(83,215,864)	(18,023,228)
Other	(962,180)	(420,361)	(1,332,317)	(1,617,115)	(2,435,397)	(2,492,061)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,895,252)	1,642,085	(9,610,555)	(9,188,353)	(22,498,850)	(4,049,860)

NET INCREASE (DECREASE) IN NET ASSETS	(4,042,574)	30,979,435	5,649,024	20,893,755	15,396,874	73,813,045

NET ASSETS
Beginning of Year	97,202,439	66,223,004	175,218,196	154,324,441	452,533,114	378,720,069

End of Year	$93,159,865	$97,202,439	$180,867,220	$175,218,196	$467,929,988	$452,533,114

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Short Duration Bond		American Funds Growth		American Funds Growth-Income

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$887,142	$1,309,737	$1,666	$62,454	$3	$630,644
Realized gain (loss)	(419,048)	(693,343)	(14,748,531)	(3,139,579)	(4,220,196)	2,460,493
Change in unrealized appreciation on investments	1,311,910	2,828,858	24,715,313	19,876,830	10,158,441	11,020,462

Net Increase in Net Assets Resulting from Operations	1,780,004	3,445,252	9,968,448	16,799,705	5,938,248	14,111,599

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,837,009	5,145,961	6,710,467	7,756,926	6,733,228	7,781,559
Transfers between variable and fixed accounts, net	21,934,707	2,843,286	(1,274,372)	(1,888,831)	(6,408,355)	(204,215)
Policy maintenance charges	(3,972,701)	(4,090,981)	(4,415,217)	(4,903,819)	(4,655,160)	(5,227,468)
Policy benefits and terminations	(8,085,558)	(4,067,525)	(3,082,554)	(4,327,635)	(2,920,344)	(2,150,527)
Other	(561,242)	(289,246)	(293,945)	(372,579)	(502,381)	(287,824)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	14,152,215	(458,505)	(2,355,621)	(3,735,938)	(7,753,012)	(88,475)

NET INCREASE (DECREASE) IN NET ASSETS	15,932,219	2,986,747	7,612,827	13,063,767	(1,814,764)	14,023,124

NET ASSETS
Beginning of Year	44,837,724	41,850,977	59,372,649	46,308,882	59,947,385	45,924,261

End of Year	$60,769,943	$44,837,724	$66,985,476	$59,372,649	$58,132,621	$59,947,385

	Comstock		Dividend Growth		Equity Index

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$712,207	$764,332	$377,647	$528,067	$8,120,888	$6,588,000
Realized gain (loss)	(5,321,190)	(4,128,178)	(1,545,726)	(4,809,096)	3,904,968	(15,162,468)
Change in unrealized appreciation on investments	12,915,425	16,886,219	5,118,978	13,277,228	46,020,281	100,359,314

Net Increase in Net Assets Resulting from Operations	8,306,442	13,522,373	3,950,899	8,996,199	58,046,137	91,784,846

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,520,619	7,006,664	3,829,831	3,877,605	31,357,133	36,800,527
Transfers between variable and fixed accounts, net	(7,819,275)	6,982,838	6,696,577	(5,612,599)	(38,800,760)	9,791,801
Policy maintenance charges	(4,667,331)	(5,057,193)	(3,033,881)	(3,078,453)	(26,111,518)	(30,200,045)
Policy benefits and terminations	(4,048,497)	(4,121,658)	(1,823,824)	(2,036,986)	(26,927,928)	(18,342,279)
Other	(273,484)	(444,864)	(224,726)	(439,833)	(2,304,788)	(754,599)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,287,968)	4,365,787	5,443,977	(7,290,266)	(62,787,861)	(2,704,595)

NET INCREASE (DECREASE) IN NET ASSETS	(1,981,526)	17,888,160	9,394,876	1,705,933	(4,741,724)	89,080,251

NET ASSETS
Beginning of Year	63,233,426	45,345,266	34,983,770	33,277,837	436,544,053	347,463,802

End of Year	$61,251,900	$63,233,426	$44,378,646	$34,983,770	$431,802,329	$436,544,053

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Focused 30		Growth LT		Large-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$2,099,225	$1,841,797	$—	$25,873
Realized gain (loss)	(2,933,702)	(5,510,900)	2,845,519	(7,204,579)	(2,822,618)	(4,740,362)
Change in unrealized appreciation on investments	6,210,787	17,754,662	15,450,990	61,395,799	9,946,280	19,616,196

Net Increase in Net Assets Resulting from Operations	3,277,085	12,243,762	20,395,734	56,033,017	7,123,662	14,901,707

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,960,897	3,062,672	15,501,848	18,110,819	5,982,933	6,495,710
Transfers between variable and fixed accounts, net	1,535,206	(6,094,782)	(3,106,183)	(5,818,999)	(719,841)	5,173,182
Policy maintenance charges	(2,429,133)	(2,547,813)	(14,340,637)	(17,405,303)	(4,668,135)	(4,748,451)
Policy benefits and terminations	(962,878)	(1,452,603)	(19,656,152)	(12,185,385)	(3,569,527)	(2,560,305)
Other	(302,609)	(239,179)	(1,200,369)	(870,361)	(501,020)	(704,673)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	801,483	(7,271,705)	(22,801,493)	(18,169,229)	(3,475,590)	3,655,463

NET INCREASE (DECREASE) IN NET ASSETS	4,078,568	4,972,057	(2,405,759)	37,863,788	3,648,072	18,557,170

NET ASSETS
Beginning of Year	34,755,997	29,783,940	200,271,001	162,407,213	51,736,439	33,179,269

End of Year	$38,834,565	$34,755,997	$197,865,242	$200,271,001	$55,384,511	$51,736,439

	Large-Cap Value		Long/Short Large-Cap		Main Street Core
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,885,755	$2,234,783	$218,718	$158,003	$1,274,309	$1,473,009
Realized gain (loss)	(1,691,016)	(3,537,557)	(327,711)	(486,969)	2,548,741	(3,682,939)
Change in unrealized appreciation on investments	10,651,893	25,245,277	3,239,819	5,257,070	15,347,351	27,725,627

Net Increase in Net Assets Resulting from Operations	10,846,632	23,942,503	3,130,826	4,928,104	19,170,401	25,515,697

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,611,732	13,109,660	3,096,425	2,830,247	9,578,199	10,659,735
Transfers between variable and fixed accounts, net	(1,302,283)	7,688,650	2,404,345	7,335,435	51,579,126	(8,717,416)
Policy maintenance charges	(9,444,765)	(10,679,497)	(2,035,279)	(1,777,402)	(8,616,519)	(9,333,728)
Policy benefits and terminations	(7,608,841)	(7,281,360)	(1,389,483)	(1,053,442)	(10,117,633)	(6,882,456)
Other	(853,846)	(940,339)	(264,998)	(252,261)	(322,994)	(339,302)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(7,598,003)	1,897,114	1,811,010	7,082,577	42,100,179	(14,613,167)

NET INCREASE IN NET ASSETS	3,248,629	25,839,617	4,941,836	12,010,681	61,270,580	10,902,530

NET ASSETS
Beginning of Year	124,817,482	98,977,865	23,800,021	11,789,340	109,273,337	98,370,807

End of Year	$128,066,111	$124,817,482	$28,741,857	$23,800,021	$170,543,917	$109,273,337

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,207,256	$1,263,930	$101,421	$151,133	$218,315	$100,609
Realized gain (loss)	(7,337,627)	(28,594,483)	(3,076,480)	(4,193,612)	817,848	1,390,992
Change in unrealized appreciation on investments	33,018,630	64,978,090	18,371,723	24,581,045	2,910,086	2,571,121

Net Increase in Net Assets Resulting from Operations	26,888,259	37,647,537	15,396,664	20,538,566	3,946,249	4,062,722

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,294,027	14,138,577	5,124,657	5,648,416	2,303,328	1,481,575
Transfers between variable and fixed accounts, net	(10,735,336)	(24,324,906)	(698,144)	2,465,558	1,811,002	13,668,271
Policy maintenance charges	(9,110,287)	(10,786,901)	(4,398,888)	(4,427,782)	(1,531,745)	(941,377)
Policy benefits and terminations	(10,400,700)	(7,255,927)	(6,970,692)	(2,654,769)	(1,245,430)	(512,079)
Other	(961,909)	(623,492)	(598,803)	(494,058)	(156,299)	(148,726)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(19,914,205)	(28,852,649)	(7,541,870)	537,365	1,180,856	13,547,664

NET INCREASE IN NET ASSETS	6,974,054	8,794,888	7,854,794	21,075,931	5,127,105	17,610,386

NET ASSETS
Beginning of Year or Period	126,956,917	118,162,029	53,288,925	32,212,994	17,610,386	—

End of Year or Period	$133,930,971	$126,956,917	$61,143,719	$53,288,925	$22,737,491	$17,610,386

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$172,154	$121,008	$—	$—	$1,482,111	$1,814,593
Realized loss	(28,507)	(1,376,217)	(38,159)	(1,348,546)	(9,742,303)	(2,472,737)
Change in unrealized appreciation on investments	4,164,746	5,438,301	8,929,482	14,153,637	49,734,466	40,137,842

Net Increase in Net Assets Resulting from Operations	4,308,393	4,183,092	8,891,323	12,805,091	41,474,274	39,479,698

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,741,189	2,379,786	3,480,668	3,918,923	10,897,091	12,254,501
Transfers between variable and fixed accounts, net	5,052,734	584,203	(967,969)	(1,644,487)	(11,973,084)	(5,864,381)
Policy maintenance charges	(1,822,515)	(1,525,901)	(2,722,638)	(3,072,137)	(10,637,062)	(12,016,850)
Policy benefits and terminations	(1,275,970)	(837,562)	(5,240,517)	(1,730,168)	(11,076,162)	(11,054,679)
Other	(254,217)	(77,079)	(292,573)	(136,705)	(470,594)	(631,116)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,441,221	523,447	(5,743,029)	(2,664,574)	(23,259,811)	(17,312,525)

NET INCREASE IN NET ASSETS	8,749,614	4,706,539	3,148,294	10,140,517	18,214,463	22,167,173

NET ASSETS
Beginning of Year	19,202,935	14,496,396	38,860,823	28,720,306	176,659,959	154,492,786

End of Year	$27,952,549	$19,202,935	$42,009,117	$38,860,823	$194,874,422	$176,659,959

(1)	Operations commenced on February 13, 2009.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Small-Cap Value		Health Sciences		Real Estate
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,145,736	$1,263,980	$—	$21,055	$956,452	$1,075,352
Realized loss	(3,912,063)	(6,699,430)	(897,632)	(2,633,323)	(15,711,821)	(19,088,017)
Change in unrealized appreciation on investments	15,605,145	17,554,875	4,623,300	6,888,159	33,270,658	34,959,766

Net Increase in Net Assets Resulting from Operations	12,838,818	12,119,425	3,725,668	4,275,891	18,515,289	16,947,101

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,794,332	5,358,168	1,373,502	1,664,374	5,669,635	6,208,810
Transfers between variable and fixed accounts, net	(7,926,306)	864,280	(278,437)	(385,754)	(4,888,454)	(4,264,742)
Policy maintenance charges	(3,683,014)	(3,911,467)	(1,256,568)	(1,438,151)	(4,787,003)	(4,709,410)
Policy benefits and terminations	(5,113,595)	(2,350,041)	(3,423,825)	(927,629)	(3,931,835)	(3,414,908)
Other	(705,508)	(348,096)	(125,638)	(564,616)	(909,656)	77,479

Net Decrease in Net Assets Derived from Policy Transactions	(12,634,091)	(387,156)	(3,710,966)	(1,651,776)	(8,847,313)	(6,102,771)

NET INCREASE IN NET ASSETS	204,727	11,732,269	14,702	2,624,115	9,667,976	10,844,330

NET ASSETS
Beginning of Year	59,758,067	48,025,798	19,972,732	17,348,617	64,880,761	54,036,431

End of Year	$59,962,794	$59,758,067	$19,987,434	$19,972,732	$74,548,737	$64,880,761

	Technology		Emerging Markets		International Large-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$1,724,554	$1,020,962	$1,435,123	$2,016,918
Realized gain (loss)	(2,262,520)	(4,603,086)	(9,067,176)	7,586,349	(12,575,662)	(8,442,390)
Change in unrealized appreciation on investments	4,914,014	9,044,200	44,081,334	57,446,128	23,619,346	43,545,691

Net Increase in Net Assets Resulting from Operations	2,651,494	4,441,114	36,738,712	66,053,439	12,478,807	37,120,219

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,206,247	1,221,948	9,785,612	10,348,804	11,554,717	13,516,687
Transfers between variable and fixed accounts, net	2,007,157	732,767	13,168,090	(1,020,506)	4,686,927	(6,138,238)
Policy maintenance charges	(1,242,235)	(1,181,870)	(8,624,559)	(8,400,668)	(9,501,903)	(11,206,101)
Policy benefits and terminations	(2,613,690)	(803,769)	(11,161,995)	(5,941,083)	(26,076,894)	(6,385,888)
Other	(122,684)	(164,666)	(1,656,723)	(556,172)	(1,306,905)	(546,098)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(765,205)	(195,590)	1,510,425	(5,569,625)	(20,644,058)	(10,759,638)

NET INCREASE (DECREASE) IN NET ASSETS	1,886,289	4,245,524	38,249,137	60,483,814	(8,165,251)	26,360,581

NET ASSETS
Beginning of Year	14,323,957	10,078,433	142,859,778	82,375,964	147,687,972	121,327,391

End of Year	$16,210,246	$14,323,957	$181,108,915	$142,859,778	$139,522,721	$147,687,972

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Periods Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
					American Funds
	International Small-Cap		International Value		Asset Allocation (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$521,433	$267,354	$3,904,598	$3,278,408	$—	$26,048
Realized gain (loss)	(2,948,565)	(1,652,449)	(7,621,588)	(7,306,310)	213,277	7,194
Change in unrealized appreciation on investments	7,214,577	6,235,187	6,530,711	41,163,425	346,719	108,777

Net Increase in Net Assets Resulting from Operations	4,787,445	4,850,092	2,813,721	37,135,523	559,996	142,019

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,554,678	2,851,103	12,818,542	16,305,398	277,152	55,784
Transfers between variable and fixed accounts, net	(1,503,096)	2,102,596	(14,254,835)	(14,253,994)	1,016,989	2,347,896
Policy maintenance charges	(1,698,206)	(1,752,841)	(9,858,059)	(12,806,387)	(231,327)	(37,604)
Policy benefits and terminations	(3,125,892)	(908,810)	(9,943,791)	(10,310,443)	(40,145)	(4,157)
Other	(167,896)	(116,775)	(962,153)	(1,235,145)	(4,836)	(7,728)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,940,412)	2,175,273	(22,200,296)	(22,300,571)	1,017,833	2,354,191

NET INCREASE (DECREASE) IN NET ASSETS	847,033	7,025,365	(19,386,575)	14,834,952	1,577,829	2,496,210

NET ASSETS
Beginning of Year or Period	22,136,232	15,110,867	164,331,210	149,496,258	2,496,210	—

End of Year or Period	$22,983,265	$22,136,232	$144,944,635	$164,331,210	$4,074,039	$2,496,210

	Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth (2)		Moderate Growth (3)		Pacific Dynamix - Growth (4)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$26,012	$5,469	$50,213	$7,769	$49,011	$10,214
Realized gain	43,078	5,063	72,917	5,881	220,841	33,798
Change in unrealized appreciation (depreciation) on investments	69,292	(1,589)	129,633	22,913	146,159	119,076

Net Increase in Net Assets Resulting from Operations	138,382	8,943	252,763	36,563	416,011	163,088

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	83,865	10,884	326,099	9,491	214,958	40,079
Transfers between variable and fixed accounts, net	942,980	497,852	2,028,514	781,094	2,319,689	1,316,560
Policy maintenance charges	(74,209)	(10,575)	(113,537)	(13,316)	(107,014)	(12,490)
Policy benefits and terminations	(24,881)	—	(3,385)	—	(48,771)	(80)
Other	(304)	(236)	(8,229)	9,116	18,952	(816)

Net Increase in Net Assets Derived from Policy Transactions	927,451	497,925	2,229,462	786,385	2,397,814	1,343,253

NET INCREASE IN NET ASSETS	1,065,833	506,868	2,482,225	822,948	2,813,825	1,506,341

NET ASSETS
Beginning of Year or Periods	506,868	—	822,948	—	1,506,341	—

End of Year or Periods	$1,572,701	$506,868	$3,305,173	$822,948	$4,320,166	$1,506,341

(1)	Operations commenced on February 26, 2009.

(2)	Operations commenced on July 6, 2009.

(3)	Operations commenced on May 22, 2009.

(4)	Operations commenced on May 26, 2009.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	I		II		III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,112,218	$1,421,737	$98,910	$150,111	$77,216	$14,452
Realized loss	(7,904,229)	(12,562,672)	(2,052,885)	(3,482,162)	(1,939,475)	(4,554,848)
Change in unrealized appreciation on investments	8,587,949	23,998,390	7,568,447	10,759,575	10,845,903	17,953,263

Net Increase in Net Assets Resulting from Operations	2,795,938	12,857,455	5,614,472	7,427,524	8,983,644	13,412,867

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,305,641	5,303,454	1,826,338	2,234,415	2,360,808	2,622,406
Transfers between variable and fixed accounts, net	953,476	(6,304,378)	(520,340)	(3,312,482)	(4,255,208)	(4,756,942)
Policy maintenance charges	(3,256,403)	(3,858,630)	(1,540,721)	(1,661,761)	(1,830,132)	(2,128,461)
Policy benefits and terminations	(2,964,247)	(1,557,410)	(949,201)	(596,524)	(1,294,649)	(905,680)
Other	(541,535)	48,636	(633,220)	306,154	(380,514)	(30,507)

Net Decrease in Net Assets Derived from Policy Transactions	(1,503,068)	(6,368,328)	(1,817,144)	(3,030,198)	(5,399,695)	(5,199,184)

NET INCREASE IN NET ASSETS	1,292,870	6,489,127	3,797,328	4,397,326	3,583,949	8,213,683

NET ASSETS
Beginning of Year	65,746,083	59,256,956	26,352,166	21,954,840	37,978,468	29,764,785

End of Year	$67,038,953	$65,746,083	$30,149,494	$26,352,166	$41,562,417	$37,978,468

			BlackRock Basic Value		BlackRock Global Allocation
	V		V.I. Class III		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$153,962	$171,889	$139,102	$144,237	$516,708	$618,624
Realized loss	(2,501,565)	(3,623,538)	(958,552)	(953,242)	(494,646)	(1,175,267)
Change in unrealized appreciation on investments	4,051,415	8,216,105	1,942,515	2,842,957	4,080,790	6,286,794

Net Increase in Net Assets Resulting from Operations	1,703,812	4,764,456	1,123,065	2,033,952	4,102,852	5,730,151

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,679,902	1,744,698	708,978	624,213	4,027,073	3,168,418
Transfers between variable and fixed accounts, net	(2,415,588)	(2,090,101)	3,644,525	1,494,042	9,596,980	11,957,028
Policy maintenance charges	(1,301,854)	(1,494,985)	(573,982)	(454,337)	(3,423,527)	(2,420,200)
Policy benefits and terminations	(776,466)	(294,397)	(3,214,020)	(213,956)	(3,271,069)	(1,140,632)
Other	(483,261)	152,560	(68,473)	19,109	(375,752)	(1,022,573)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,297,267)	(1,982,225)	497,028	1,469,071	6,553,705	10,542,041

NET INCREASE (DECREASE) IN NET ASSETS	(1,593,455)	2,782,231	1,620,093	3,503,023	10,656,557	16,272,192

NET ASSETS
Beginning of Year	23,095,826	20,313,595	8,910,161	5,407,138	38,512,820	22,240,628

End of Year	$21,502,371	$23,095,826	$10,530,254	$8,910,161	$49,169,377	$38,512,820

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Fidelity VIP Contrafund		Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$450,372	$467,598	$13,155	$37,701	$35,573	$29,477
Realized gain (loss)	(7,076,165)	(4,453,391)	43,226	57,039	65,917	(34,289)
Change in unrealized appreciation (depreciation) on investments	13,780,296	16,234,203	(2,258)	52,671	40,547	133,123

Net Increase in Net Assets Resulting from Operations	7,154,503	12,248,410	54,123	147,411	142,037	128,311

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,532,988	3,868,527	83,506	62,581	82,334	109,808
Transfers between variable and fixed accounts, net	(3,480,665)	(329,664)	39,537	244,735	963,696	291,057
Policy maintenance charges	(2,565,436)	(2,681,490)	(62,534)	(61,357)	(84,161)	(53,794)
Policy benefits and terminations	(2,551,318)	(1,621,942)	(30,833)	(33,463)	(22,610)	(30,564)
Other	(661,815)	(128,974)	2	159	(760)	(752)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(5,726,246)	(893,543)	29,678	212,655	938,499	315,755

NET INCREASE IN NET ASSETS	1,428,257	11,354,867	83,801	360,066	1,080,536	444,066

NET ASSETS
Beginning of Year	47,030,291	35,675,424	713,654	353,588	838,268	394,202

End of Year	$48,458,548	$47,030,291	$797,455	$713,654	$1,918,804	$838,268

	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$46,884	$44,393	$48,825	$37,506	$78,448	$68,106
Realized gain (loss)	39,732	(137,861)	56,485	(126,139)	(45,342)	(67,763)
Change in unrealized appreciation on investments	125,281	369,657	185,610	381,531	417,439	545,318

Net Increase in Net Assets Resulting from Operations	211,897	276,189	290,920	292,898	450,545	545,661

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	146,603	109,859	296,486	265,089	254,850	178,654
Transfers between variable and fixed accounts, net	899,037	603,033	928,943	231,103	1,356,334	210,707
Policy maintenance charges	(126,732)	(99,983)	(171,032)	(117,487)	(199,344)	(166,031)
Policy benefits and terminations	(12,790)	(227,657)	(82,391)	(41,122)	(48,226)	(12,171)
Other	5,027	24,214	888	(55,093)	(22,088)	(21,972)

Net Increase in Net Assets Derived from Policy Transactions	911,145	409,466	972,894	282,490	1,341,526	189,187

NET INCREASE IN NET ASSETS	1,123,042	685,655	1,263,814	575,388	1,792,071	734,848

NET ASSETS
Beginning of Year	1,405,006	719,351	1,335,925	760,537	2,402,696	1,667,848

End of Year	$2,528,048	$1,405,006	$2,599,739	$1,335,925	$4,194,767	$2,402,696

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Fidelity VIP Freedom 2030		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$32,033	$47,358	$860	$9,865	$37,805	$109,993
Realized gain (loss)	239,185	(192,123)	(1,372,302)	(423,220)	(972,201)	(1,670,226)
Change in unrealized appreciation on investments	88,301	461,413	1,862,917	1,683,551	8,869,825	9,594,634

Net Increase in Net Assets Resulting from Operations	359,519	316,648	491,475	1,270,196	7,935,429	8,034,401

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	392,094	232,081	275,502	252,480	2,121,179	2,127,858
Transfers between variable and fixed accounts, net	(1,150,117)	1,646,549	(2,936,765)	459,072	(448,681)	1,665,265
Policy maintenance charges	(159,437)	(115,918)	(182,486)	(233,079)	(1,543,981)	(1,528,309)
Policy benefits and terminations	(89,197)	(75,674)	(155,917)	(152,913)	(1,343,947)	(1,061,065)
Other	(26,046)	126	(33,420)	(3,250)	(323,322)	19,021

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,032,703)	1,687,164	(3,033,086)	322,310	(1,538,752)	1,222,770

NET INCREASE (DECREASE) IN NET ASSETS	(673,184)	2,003,812	(2,541,611)	1,592,506	6,396,677	9,257,171

NET ASSETS
Beginning of Year	2,647,306	643,494	5,713,107	4,120,601	28,493,223	19,236,052

End of Year	$1,974,122	$2,647,306	$3,171,496	$5,713,107	$34,889,900	$28,493,223

	Fidelity VIP Value Strategies		Templeton Global Bond		GE Investments
	Service Class 2		Securities Class 2 (1)		Total Return Class 3 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,780	$7,245	$7,892		$1,597
Realized gain (loss)	532,665	(872,995)	20,721		298
Change in unrealized appreciation on investments	186,572	1,809,143	513,936		5,604

Net Increase in Net Assets Resulting from Operations	730,017	943,393	542,549		7,499

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	332,242	298,957	230,201		37,330
Transfers between variable and fixed accounts, net	1,392,889	183,413	13,870,288		99,015
Policy maintenance charges	(309,785)	(243,348)	(207,902)		(4,162)
Policy benefits and terminations	(308,545)	(114,291)	(98,360)		—
Other	(120,336)	(91,515)	(6,799)		685

Net Increase in Net Assets Derived from Policy Transactions	986,465	33,216	13,787,428		132,868

NET INCREASE IN NET ASSETS	1,716,482	976,609	14,329,977		140,367

NET ASSETS
Beginning of Year or Periods	2,348,967	1,372,358	—		—

End of Year or Periods	$4,065,449	$2,348,967	$14,329,977		$140,367

(1)	Operations commenced during 2010 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	Overseas		Enterprise		Lazard Retirement
	Service Class		Service Class		U.S. Strategic Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$241,552	$115,543	$—	$—	$3,436	$3,774
Realized gain (loss)	(659,604)	(5,408,990)	(331,875)	(435,023)	32,829	30,850
Change in unrealized appreciation on investments	10,379,495	20,081,743	1,072,261	1,622,995	21,063	75,195

Net Increase in Net Assets Resulting from Operations	9,961,443	14,788,296	740,386	1,187,972	57,328	109,819

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,745,739	2,323,931	229,064	278,374	44,245	30,477
Transfers between variable and fixed accounts, net	8,929,313	3,209,503	(753,466)	(78,400)	30,297	218,100
Policy maintenance charges	(1,849,163)	(1,622,282)	(165,597)	(159,890)	(27,349)	(22,047)
Policy benefits and terminations	(1,027,369)	(846,750)	(78,507)	(96,809)	(9)	(26)
Other	(299,868)	(43,549)	14,057	(8,932)	(2,593)	(184)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,498,652	3,020,853	(754,449)	(65,657)	44,591	226,320

NET INCREASE (DECREASE) IN NET ASSETS	18,460,095	17,809,149	(14,063)	1,122,315	101,919	336,139

NET ASSETS
Beginning of Year	36,238,993	18,429,844	3,879,426	2,757,111	423,520	87,381

End of Year	$54,699,088	$36,238,993	$3,865,363	$3,879,426	$525,439	$423,520

	Legg Mason ClearBridge Variable		Legg Mason ClearBridge Variable		Lord Abbett
	Aggressive Growth - Class II		Mid Cap Core - Class II		Fundamental Equity Class VC (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$7,745	$5,355
Realized gain (loss)	40,059	11,889	370,452	(389,806)	18,835
Change in unrealized appreciation on investments	60,030	118,050	753,288	2,591,525	209,720

Net Increase in Net Assets Resulting from Operations	100,089	129,939	1,123,740	2,209,464	233,910

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	76,278	52,067	240,054	143,516	33,305
Transfers between variable and fixed accounts, net	100,727	207,835	(277,542)	781,833	1,872,486
Policy maintenance charges	(59,444)	(35,966)	(395,149)	(322,951)	(20,824)
Policy benefits and terminations	(103,051)	(4,310)	(87,988)	(1,781,240)	(22,779)
Other	(723)	(372)	182,599	96,354	(1,630)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	13,787	219,254	(338,026)	(1,082,488)	1,860,558

NET INCREASE IN NET ASSETS	113,876	349,193	785,714	1,126,976	2,094,468

NET ASSETS
Beginning of Year or Period	652,564	303,371	7,274,665	6,147,689	—

End of Year or Period	$766,440	$652,564	$8,060,379	$7,274,665	$2,094,468

(1)	Operations commenced during 2010 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	MFS New Discovery Series		MFS Utilities Series		Royce Micro-Cap
	Service Class		Service Class		Service Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$346,929	$111,807	$13,501
Realized gain (loss)	625,712	(154,962)	(103,849)	(838,412)	8,792
Change in unrealized appreciation on investments	998,607	668,173	1,797,486	1,410,245	90,392

Net Increase in Net Assets Resulting from Operations	1,624,319	513,211	2,040,566	683,640	112,685

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	447,955	302,664	476,460	321,419	12,162
Transfers between variable and fixed accounts, net	2,896,747	1,843,058	11,597,865	(103,935)	817,121
Policy maintenance charges	(234,150)	(88,364)	(585,870)	(213,114)	(9,763)
Policy benefits and terminations	(216,949)	(31,985)	(154,888)	(151,641)	(1,000)
Other	(142,959)	(6,927)	(131,167)	(82,668)	2,577

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,750,644	2,018,446	11,202,400	(229,939)	821,097

NET INCREASE IN NET ASSETS	4,374,963	2,531,657	13,242,966	453,701	933,782

NET ASSETS
Beginning of Year or Period	3,060,543	528,886	3,148,223	2,694,522	—

End of Year or Period	$7,435,506	$3,060,543	$16,391,189	$3,148,223	$933,782

	T. Rowe Price		T. Rowe Price		Van Eck VIP
	Blue Chip Growth - II		Equity Income - II		Global Hard Assets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$582,445	$384,859	$255,211	$133,457
Realized loss	(427,545)	(399,890)	(1,581,815)	(1,803,412)	(3,870,060)	(4,014,612)
Change in unrealized appreciation on investments	1,677,090	2,104,182	6,302,263	7,178,937	20,792,477	26,695,685

Net Increase in Net Assets Resulting from Operations	1,249,545	1,704,292	5,302,893	5,760,384	17,177,628	22,814,530

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	947,639	724,858	2,209,310	2,301,710	4,125,916	4,677,260
Transfers between variable and fixed accounts, net	1,632,805	2,321,884	10,607,927	3,919,810	(2,124,483)	3,318,002
Policy maintenance charges	(637,025)	(522,693)	(1,643,448)	(1,436,505)	(3,316,224)	(3,788,613)
Policy benefits and terminations	(324,527)	(309,533)	(705,040)	(764,364)	(3,556,709)	(1,514,469)
Other	(53,609)	(49,024)	(562,576)	125,593	(276,055)	39,696

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,565,283	2,165,492	9,906,173	4,146,244	(5,147,555)	2,731,876

NET INCREASE IN NET ASSETS	2,814,828	3,869,784	15,209,066	9,906,628	12,030,073	25,546,406

NET ASSETS
Beginning of Year	7,132,164	3,262,380	28,381,018	18,474,390	67,640,171	42,093,765

End of Year	$9,946,992	$7,132,164	$43,590,084	$28,381,018	$79,670,244	$67,640,171

(1)	Operations commenced during 2010 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Cash Management
2010	$23.40	9,729,669	$227,712,157	0.00%	0.01%	(0.05%)
2009	23.42	12,533,277	293,482,779	0.00%	0.25%	0.17%
2008	23.38	12,712,480	297,173,335	0.00%	2.15%	2.36%
2007	22.84	10,196,175	232,852,629	0.00%	4.85%	4.99%
2006	21.75	8,657,137	188,307,581	0.00%	4.64%	4.69%

Diversified Bond
2010	$12.12	3,791,432	$45,938,881	0.00%	3.22%	8.04%
2009	11.21	2,677,541	30,027,134	0.00%	3.80%	14.13%
2008	9.83	2,379,452	23,379,628	0.00%	3.84%	(7.80%)
2007	10.66	2,668,272	28,436,894	0.00%	5.09%	1.32%
05/01/2006 — 12/31/2006	10.52	997,088	10,488,157	0.00%	4.65%	5.19%

Floating Rate Loan
2010	$9.25	1,809,305	$16,743,085	0.00%	4.72%	7.27%
2009	8.63	1,711,048	14,760,251	0.00%	5.08%	24.31%
2008	6.94	1,012,929	7,029,314	0.00%	6.98%	(29.28%)
05/04/2007 — 12/31/2007	9.81	962,991	9,449,518	0.00%	7.28%	(1.89%)

High Yield Bond
2010	$49.75	1,872,440	$93,159,865	0.00%	7.72%	14.52%
2009	43.44	2,237,443	97,202,439	0.00%	7.99%	39.87%
2008	31.06	2,132,137	66,223,004	0.00%	8.71%	(22.20%)
2007	39.92	1,924,183	76,816,614	0.00%	7.58%	2.44%
2006	38.97	1,921,427	74,879,252	0.00%	7.33%	9.42%

Inflation Managed
2010	$49.95	3,620,675	$180,867,220	0.00%	1.99%	8.78%
2009	45.92	3,815,481	175,218,196	0.00%	4.10%	20.80%
2008	38.02	4,059,495	154,324,441	0.00%	2.85%	(9.34%)
2007	41.93	4,204,544	176,308,909	0.00%	4.27%	10.14%
2006	38.07	4,088,136	155,646,544	0.00%	3.97%	0.52%

Managed Bond
2010	$54.83	8,533,863	$467,929,988	0.00%	3.43%	8.96%
2009	50.32	8,992,559	452,533,114	0.00%	6.81%	21.01%
2008	41.59	9,106,840	378,720,069	0.00%	4.41%	(1.71%)
2007	42.31	9,776,620	413,635,229	0.00%	4.47%	8.53%
2006	38.98	9,025,168	351,828,277	0.00%	4.05%	4.81%

Short Duration Bond
2010	$12.05	5,041,165	$60,769,943	0.00%	1.54%	3.40%
2009	11.66	3,846,075	44,837,724	0.00%	3.13%	8.66%
2008	10.73	3,900,654	41,850,977	0.00%	3.87%	(5.09%)
2007	11.31	4,049,884	45,784,334	0.00%	4.52%	4.47%
2006	10.82	4,144,613	44,852,141	0.00%	4.11%	4.27%

American Funds Growth
2010 (4)	$13.51	4,956,516	$66,985,476	0.00%	0.00%	18.26%
2009	11.43	5,195,477	59,372,649	0.00%	0.13%	38.86%
2008	8.23	5,627,232	46,308,882	0.00%	0.60%	(44.19%)
2007	14.74	4,288,451	63,232,628	0.00%	0.42%	11.93%
2006	13.17	4,463,397	58,796,109	0.00%	0.69%	9.81%

American Funds Growth-Income
2010 (4)	$11.86	4,900,290	$58,132,621	0.00%	0.00%	11.03%
2009	10.68	5,610,441	59,947,385	0.00%	1.26%	30.74%
2008	8.17	5,619,154	45,924,261	0.00%	1.41%	(38.08%)
2007	13.20	5,233,800	69,080,372	0.00%	1.31%	4.66%
2006	12.61	4,458,099	56,224,609	0.00%	1.62%	14.77%

Comstock
2010	$11.68	5,245,577	$61,251,900	0.00%	1.25%	15.42%
2009	10.12	6,250,352	63,233,426	0.00%	1.52%	28.68%
2008	7.86	5,767,472	45,345,266	0.00%	2.02%	(36.79%)
2007	12.44	6,703,119	83,377,663	0.00%	1.54%	(3.01%)
2006	12.83	4,730,546	60,669,698	0.00%	1.76%	16.33%

Dividend Growth
2010	$13.19	3,364,536	$44,378,646	0.00%	0.97%	10.77%
2009	11.91	2,937,995	34,983,770	0.00%	1.66%	32.40%
2008	8.99	3,700,234	33,277,837	0.00%	1.04%	(39.07%)
2007	14.76	4,824,065	71,202,866	0.00%	0.71%	1.19%
2006	14.59	5,271,188	76,886,161	0.00%	0.67%	11.97%

Equity Index
2010	$51.70	8,351,318	$431,802,329	0.00%	1.97%	14.81%
2009	45.04	9,693,106	436,544,053	0.00%	1.79%	26.36%
2008	35.64	9,749,024	347,463,802	0.00%	2.00%	(37.35%)
2007	56.89	9,701,628	551,923,775	0.00%	1.84%	5.23%
2006	54.06	10,173,850	550,028,122	0.00%	1.77%	15.52%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Focused 30
2010	$13.60	2,855,173	$38,834,565	0.00%	0.00%	10.35%
2009	12.33	2,819,667	34,755,997	0.00%	0.00%	50.43%
2008	8.19	3,634,894	29,783,940	0.00%	0.05%	(50.14%)
2007	16.43	3,080,715	50,627,718	0.00%	0.43%	31.84%
2006	12.46	2,287,373	28,511,623	0.00%	0.07%	23.71%

Growth LT
2010	$45.33	4,365,102	$197,865,242	0.00%	1.09%	11.24%
2009	40.75	4,914,745	200,271,001	0.00%	1.07%	37.28%
2008	29.68	5,471,535	162,407,213	0.00%	0.49%	(40.95%)
2007	50.27	6,242,947	313,824,437	0.00%	0.44%	15.63%
2006	43.47	6,931,734	301,351,116	0.00%	0.60%	9.72%

Large-Cap Growth
2010	$7.23	7,661,406	$55,384,511	0.00%	0.00%	14.53%
2009	6.31	8,196,379	51,736,439	0.00%	0.06%	40.50%
2008	4.49	7,385,240	33,179,269	0.00%	0.00%	(50.47%)
2007	9.07	6,937,338	62,931,690	0.00%	0.00%	21.63%
2006	7.46	8,055,216	60,078,214	0.00%	0.21%	(3.82%)

Large-Cap Value
2010	$15.20	8,424,306	$128,066,111	0.00%	1.54%	9.08%
2009	13.94	8,956,147	124,817,482	0.00%	2.11%	23.13%
2008	11.32	8,744,818	98,977,865	0.00%	1.76%	(34.80%)
2007	17.36	9,143,314	158,714,149	0.00%	1.18%	3.54%
2006	16.77	9,331,394	156,441,283	0.00%	1.25%	17.58%

Long/Short Large-Cap
2010	$9.45	3,041,545	$28,741,857	0.00%	0.86%	12.22%
2009	8.42	2,826,468	23,800,021	0.00%	0.92%	27.56%
05/02/2008 — 12/31/2008	6.60	1,785,967	11,789,340	0.00%	0.97%	(35.04%)

Main Street Core
2010	$50.76	3,359,667	$170,543,917	0.00%	1.09%	16.14%
2009	43.71	2,500,133	109,273,337	0.00%	1.51%	29.36%
2008	33.79	2,911,427	98,370,807	0.00%	1.39%	(38.87%)
2007	55.27	3,102,111	171,459,406	0.00%	1.20%	4.40%
2006	52.94	2,987,945	158,190,552	0.00%	1.24%	15.18%

Mid-Cap Equity
2010	$26.05	5,141,209	$133,930,971	0.00%	0.95%	23.49%
2009	21.09	6,018,439	126,956,917	0.00%	1.12%	39.65%
2008	15.11	7,822,686	118,162,029	0.00%	1.58%	(39.00%)
2007	24.76	8,230,390	203,798,206	0.00%	0.74%	(2.15%)
2006	25.31	8,035,634	203,350,799	0.00%	0.69%	14.97%

Mid-Cap Growth
2010	$11.52	5,306,875	$61,143,719	0.00%	0.19%	33.32%
2009	8.64	6,166,014	53,288,925	0.00%	0.35%	59.33%
2008	5.42	5,938,701	32,212,994	0.00%	0.12%	(48.36%)
2007	10.50	6,666,596	70,025,236	0.00%	0.48%	22.92%
2006	8.55	6,053,274	51,728,324	0.00%	0.23%	8.93%

Mid-Cap Value
2010	$17.67	1,286,973	$22,737,491	0.00%	1.10%	21.20%
02/13/2009 — 12/31/2009	14.58	1,208,072	17,610,386	0.00%	1.03%	42.90%

Small-Cap Equity
2010	$16.79	1,664,356	$27,952,549	0.00%	0.74%	20.11%
2009	13.98	1,373,316	19,202,935	0.00%	0.79%	30.22%
2008	10.74	1,349,982	14,496,396	0.00%	0.62%	(26.11%)
2007	14.53	785,370	11,413,846	0.00%	0.24%	6.04%
2006	13.71	415,525	5,695,033	0.00%	0.89%	18.68%

Small-Cap Growth
2010	$15.36	2,735,185	$42,009,117	0.00%	0.00%	26.01%
2009	12.19	3,188,386	38,860,823	0.00%	0.00%	47.44%
2008	8.27	3,474,237	28,720,306	0.00%	0.00%	(47.11%)
2007	15.63	3,236,389	50,586,573	0.00%	0.00%	15.10%
2006	13.58	2,986,761	40,560,290	0.00%	0.26%	5.07%

Small-Cap Index
2010	$19.86	9,810,313	$194,874,422	0.00%	0.84%	26.42%
2009	15.71	11,242,905	176,659,959	0.00%	1.19%	28.19%
2008	12.26	12,603,955	154,492,786	0.00%	2.04%	(35.03%)
2007	18.87	14,234,769	268,559,624	0.00%	1.25%	(2.02%)
2006	19.25	15,783,089	303,894,564	0.00%	1.52%	17.79%

Small-Cap Value
2010	$25.36	2,364,561	$59,962,794	0.00%	2.04%	25.34%
2009	20.23	2,953,532	59,758,067	0.00%	2.59%	27.18%
2008	15.91	3,018,819	48,025,798	0.00%	2.59%	(28.23%)
2007	22.16	2,748,103	60,911,384	0.00%	1.85%	3.14%
2006	21.49	2,994,334	64,351,383	0.00%	2.51%	19.75%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Health Sciences
2010	$17.22	1,160,667	$19,987,434	0.00%	0.00%	23.34%
2009	13.96	1,430,534	19,972,732	0.00%	0.12%	27.23%
2008	10.97	1,580,888	17,348,617	0.00%	1.27%	(28.16%)
2007	15.28	1,525,560	23,304,460	0.00%	0.00%	16.47%
2006	13.12	1,451,105	19,032,105	0.00%	0.00%	8.11%

Real Estate
2010	$38.05	1,959,415	$74,548,737	0.00%	1.37%	30.54%
2009	29.15	2,226,122	64,880,761	0.00%	2.08%	32.27%
2008	22.03	2,452,417	54,036,431	0.00%	3.75%	(39.99%)
2007	36.71	2,496,462	91,656,848	0.00%	1.02%	(16.16%)
2006	43.79	2,826,403	123,770,629	0.00%	3.08%	38.06%

Technology
2010	$7.24	2,239,991	$16,210,246	0.00%	0.00%	21.50%
2009	5.96	2,404,956	14,323,957	0.00%	0.00%	52.57%
2008	3.90	2,581,728	10,078,433	0.00%	0.10%	(51.64%)
2007	8.07	2,811,966	22,697,317	0.00%	0.05%	23.03%
2006	6.56	2,674,031	17,543,154	0.00%	0.00%	9.34%

Emerging Markets
2010	$40.29	4,494,799	$181,108,915	0.00%	1.14%	27.02%
2009	31.72	4,503,441	142,859,778	0.00%	0.95%	84.79%
2008	17.17	4,798,685	82,375,964	0.00%	1.48%	(47.68%)
2007	32.81	5,417,715	177,769,491	0.00%	1.16%	33.09%
2006	24.65	5,128,600	126,439,320	0.00%	0.78%	24.40%

International Large-Cap
2010	$12.19	11,444,631	$139,522,721	0.00%	1.10%	10.38%
2009	11.05	13,371,427	147,687,972	0.00%	1.63%	33.61%
2008	8.27	14,676,980	121,327,391	0.00%	2.16%	(35.35%)
2007	12.79	15,067,071	192,663,328	0.00%	1.58%	9.26%
2006	11.70	15,768,095	184,533,716	0.00%	2.89%	27.00%

International Small-Cap
2010	$9.16	2,508,860	$22,983,265	0.00%	2.56%	24.86%
2009	7.34	3,017,020	22,136,232	0.00%	1.53%	30.28%
2008	5.63	2,683,144	15,110,867	0.00%	2.30%	(47.84%)
2007	10.80	2,202,534	23,781,576	0.00%	1.34%	4.73%
05/01/2006 — 12/31/2006	10.31	1,248,871	12,875,311	0.00%	0.23%	3.10%

International Value
2010	$23.85	6,077,155	$144,944,635	0.00%	2.66%	2.59%
2009	23.25	7,068,121	164,331,210	0.00%	2.21%	28.00%
2008	18.16	8,230,656	149,496,258	0.00%	2.77%	(47.78%)
2007	34.78	8,793,719	305,888,339	0.00%	2.01%	6.24%
2006	32.74	8,634,107	282,689,209	0.00%	1.65%	25.69%

American Funds Asset Allocation
2010	$14.54	280,119	$4,074,039	0.00%	0.00%	12.04%
02/26/2009 — 12/31/2009	12.98	192,292	2,496,210	0.00%	4.73%	36.71%

Pacific Dynamix — Conservative Growth
2010	$12.60	124,819	$1,572,701	0.00%	2.01%	10.28%
07/06/2009 — 12/31/2009	11.43	44,364	506,868	0.00%	5.68%	12.29%

Pacific Dynamix — Moderate Growth
2010	$13.39	246,917	$3,305,173	0.00%	2.56%	11.92%
05/22/2009 — 12/31/2009	11.96	68,810	822,948	0.00%	4.19%	17.75%

Pacific Dynamix — Growth
2010	$14.15	305,265	$4,320,166	0.00%	1.74%	13.82%
05/26/2009 — 12/31/2009	12.43	121,148	1,506,341	0.00%	1.88%	19.49%

I
2010	$29.72	2,255,782	$67,038,953	0.00%	3.29%	4.61%
2009	28.41	2,314,197	65,746,083	0.00%	2.42%	25.28%
2008	22.68	2,613,074	59,256,956	0.00%	3.12%	(39.84%)
2007	37.70	3,147,799	118,662,254	0.00%	2.05%	8.01%
2006	34.90	3,112,831	108,644,524	0.00%	1.50%	26.78%

II
2010	$24.00	1,256,305	$30,149,494	0.00%	0.37%	23.06%
2009	19.50	1,351,335	26,352,166	0.00%	0.64%	37.40%
2008	14.19	1,546,955	21,954,840	0.00%	0.02%	(48.97%)
2007	27.81	1,388,785	38,626,287	0.00%	0.37%	22.43%
2006	22.72	1,586,739	36,046,654	0.00%	0.63%	8.52%

III
2010	$41.69	997,020	$41,562,417	0.00%	0.21%	27.00%
2009	32.82	1,157,067	37,978,468	0.00%	0.04%	48.61%
2008	22.09	1,347,597	29,764,785	0.00%	0.00%	(42.03%)
2007	38.10	1,330,308	50,686,469	0.00%	0.00%	11.92%
2006	34.04	1,340,167	45,625,020	0.00%	0.00%	16.35%

V
2010	$15.11	1,422,833	$21,502,371	0.00%	0.75%	9.27%
2009	13.83	1,670,010	23,095,826	0.00%	0.83%	24.58%
2008	11.10	1,829,893	20,313,595	0.00%	0.05%	(34.48%)
2007	16.94	1,446,522	24,509,629	0.00%	0.62%	5.44%
2006	16.07	1,549,298	24,896,714	0.00%	0.55%	13.89%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
BlackRock Basic Value V.I. Class III
2010	$11.73	897,535	$10,530,254	0.00%	1.39%	12.51%
2009	10.43	854,477	8,910,161	0.00%	2.13%	30.87%
2008	7.97	678,596	5,407,138	0.00%	2.78%	(36.91%)
2007	12.63	397,583	5,021,114	0.00%	1.64%	1.53%
2006	12.44	234,578	2,917,816	0.00%	4.02%	21.59%

BlackRock Global Allocation V.I. Class III
2010	$15.83	3,105,465	$49,169,377	0.00%	1.26%	9.76%
2009	14.43	2,669,828	38,512,820	0.00%	2.18%	20.92%
2008	11.93	1,864,286	22,240,628	0.00%	2.73%	(19.67%)
2007	14.85	793,421	11,783,611	0.00%	4.57%	16.75%
2006	12.72	349,576	4,446,773	0.00%	3.86%	16.40%

Fidelity VIP Contrafund Service Class 2
2010	$13.64	3,552,968	$48,458,548	0.00%	1.03%	16.93%
2009	11.66	4,031,894	47,030,291	0.00%	1.20%	35.47%
2008	8.61	4,143,220	35,675,424	0.00%	0.82%	(42.69%)
2007	15.02	3,792,886	56,986,250	0.00%	0.91%	17.30%
2006	12.81	2,446,046	31,329,827	0.00%	1.02%	11.43%

Fidelity VIP Freedom Income Service Class 2
2010	$11.01	72,439	$797,455	0.00%	1.69%	7.25%
2009	10.26	69,529	713,654	0.00%	4.15%	14.64%
2008	8.95	39,492	353,588	0.00%	14.21%	(10.70%)
10/29/2007 — 12/31/2007	10.03	1,143	11,458	0.00%	See Note (5)	(0.35%)

Fidelity VIP Freedom 2010 Service Class 2
2010	$10.34	185,488	$1,918,804	0.00%	3.16%	12.55%
2009	9.19	91,200	838,268	0.00%	5.16%	23.95%
2008	7.42	53,161	394,202	0.00%	0.70%	(25.17%)
12/13/2007 — 12/31/2007	9.91	8,484	84,073	0.00%	See Note (5)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2
2010	$10.13	249,617	$2,528,048	0.00%	2.83%	12.79%
2009	8.98	156,467	1,405,006	0.00%	4.00%	25.02%
2008	7.18	100,154	719,351	0.00%	4.61%	(27.30%)
10/26/2007 — 12/31/2007	9.88	34,170	337,562	0.00%	See Note (5)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2
2010	$9.70	267,890	$2,599,739	0.00%	2.66%	14.33%
2009	8.49	157,385	1,335,925	0.00%	3.60%	28.55%
2008	6.60	115,177	760,537	0.00%	4.50%	(32.80%)
12/03/2007 — 12/31/2007	9.83	9,549	93,827	0.00%	See Note (5)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2
2010	$9.65	434,697	$4,194,767	0.00%	2.71%	15.47%
2009	8.36	287,505	2,402,696	0.00%	3.46%	29.79%
2008	6.44	259,035	1,667,848	0.00%	2.48%	(34.36%)
11/09/2007 — 12/31/2007	9.81	246,074	2,413,927	0.00%	See Note (5)	0.26%

Fidelity VIP Freedom 2030 Service Class 2
2010	$9.17	215,248	$1,974,122	0.00%	1.54%	15.89%
2009	7.91	334,513	2,647,306	0.00%	3.66%	31.18%
2008	6.03	106,664	643,494	0.00%	2.93%	(38.17%)
10/08/2007 — 12/31/2007	9.76	13,972	136,332	0.00%	See Note (5)	(2.98%)

Fidelity VIP Growth Service Class 2
2010	$12.01	264,000	$3,171,496	0.00%	0.03%	23.86%
2009	9.70	589,043	5,713,107	0.00%	0.21%	27.97%
2008	7.58	543,659	4,120,601	0.00%	0.69%	(47.31%)
2007	14.38	247,233	3,556,222	0.00%	0.19%	26.66%
2006	11.36	57,966	658,290	0.00%	0.13%	6.57%

Fidelity VIP Mid Cap Service Class 2
2010	$16.32	2,138,123	$34,889,900	0.00%	0.12%	28.57%
2009	12.69	2,244,999	28,493,223	0.00%	0.47%	39.75%
2008	9.08	2,118,100	19,236,052	0.00%	0.24%	(39.61%)
2007	15.04	2,090,850	31,441,094	0.00%	0.48%	15.34%
2006	13.04	1,357,809	17,702,724	0.00%	0.18%	12.40%

Fidelity VIP Value Strategies Service Class 2
2010	$12.47	325,984	$4,065,449	0.00%	0.32%	26.34%
2009	9.87	237,955	2,348,967	0.00%	0.34%	57.15%
2008	6.28	218,478	1,372,358	0.00%	0.50%	(51.28%)
2007	12.89	333,286	4,297,443	0.00%	0.46%	5.44%
2006	12.23	795,861	9,732,388	0.00%	0.09%	16.01%

Templeton Global Bond Securities Class 2 (6)
05/03/2010 — 12/31/2010	$10.50	1,364,811	$14,329,977	0.00%	0.17%	5.00%

GE Investments Total Return Class 3 (6)
05/19/2010 — 12/31/2010	$10.59	13,250	$140,367	0.00%	4.60%	12.25%

Overseas Service Class
2010	$12.80	4,273,891	$54,699,088	0.00%	0.55%	25.02%
2009	10.24	3,539,855	36,238,993	0.00%	0.44%	79.07%
2008	5.72	3,223,717	18,429,844	0.00%	1.22%	(52.23%)
05/03/2007 — 12/31/2007	11.97	866,820	10,373,349	0.00%	0.69%	16.76%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Enterprise Service Class
2010	$11.27	342,830	$3,865,363	0.00%	0.00%	25.52%
2009	8.98	431,880	3,879,426	0.00%	0.00%	44.44%
2008	6.22	443,354	2,757,111	0.00%	0.10%	(43.86%)
05/16/2007 — 12/31/2007	11.08	82,577	914,666	0.00%	0.12%	8.83%

Lazard Retirement U.S. Strategic Equity
2010	$8.75	60,077	$525,439	0.00%	0.74%	12.85%
2009	7.75	54,644	423,520	0.00%	1.12%	26.84%
2008	6.11	14,300	87,381	0.00%	1.35%	(35.28%)
05/21/2007 — 12/31/2007	9.44	3,462	32,685	0.00%	4.44%	(8.17%)

Legg Mason ClearBridge Variable Aggressive Growth — Class II
2010	$9.66	79,313	$766,440	0.00%	0.00%	24.71%
2009	7.75	84,216	652,564	0.00%	0.00%	34.19%
2008	5.77	52,538	303,371	0.00%	0.00%	(40.58%)
05/03/2007 — 12/31/2007	9.72	8,141	79,104	0.00%	0.00%	(4.02%)

Legg Mason ClearBridge Variable Mid Cap Core — Class II
2010	$10.46	770,236	$8,060,379	0.00%	0.00%	22.06%
2009	8.57	848,497	7,274,665	0.00%	0.11%	35.81%
2008	6.31	973,799	6,147,689	0.00%	0.00%	(35.43%)
05/21/2007 — 12/31/2007	9.78	12,558	122,772	0.00%	0.12%	(5.49%)

Lord Abbett Fundamental Equity Class VC (6)
05/12/2010 — 12/31/2010	$10.66	196,426	$2,094,468	0.00%	1.03%	9.39%

MFS New Discovery Series Service Class
2010	$12.76	582,663	$7,435,506	0.00%	0.00%	35.94%
2009	9.39	326,023	3,060,543	0.00%	0.00%	62.92%
2008	5.76	91,789	528,886	0.00%	0.00%	(39.52%)
05/14/2007 — 12/31/2007	9.53	22,449	213,868	0.00%	0.00%	(4.79%)

MFS Utilities Series Service Class
2010	$10.45	1,569,241	$16,391,189	0.00%	2.85%	13.51%
2009	9.20	342,118	3,148,223	0.00%	4.53%	32.87%
2008	6.93	389,058	2,694,522	0.00%	0.94%	(37.81%)
05/11/2007 — 12/31/2007	11.14	1,287,407	14,336,747	0.00%	0.00%	9.08%

Royce Micro-Cap Service Class (6)
05/13/2010 — 12/31/2010	$11.59	80,595	$933,782	0.00%	See Note (7)	18.65%

T. Rowe Price Blue Chip Growth — II
2010	$12.45	799,091	$9,946,992	0.00%	0.00%	16.00%
2009	10.73	664,636	7,132,164	0.00%	0.00%	41.79%
2008	7.57	431,068	3,262,380	0.00%	0.11%	(42.65%)
2007	13.20	413,880	5,461,697	0.00%	0.07%	12.49%
2006	11.73	199,541	2,340,853	0.00%	0.32%	9.33%

T. Rowe Price Equity Income — II
2010	$11.55	3,772,800	$43,590,084	0.00%	1.75%	14.74%
2009	10.07	2,818,542	28,381,018	0.00%	1.76%	25.25%
2008	8.04	2,297,997	18,474,390	0.00%	2.22%	(36.26%)
2007	12.61	2,275,375	28,700,715	0.00%	1.49%	3.03%
2006	12.24	2,347,503	28,739,750	0.00%	1.54%	18.65%

Van Eck VIP Global Hard Assets
2010	$28.47	2,798,427	$79,670,244	0.00%	0.40%	29.23%
2009	22.03	3,070,450	67,640,171	0.00%	0.26%	57.54%
2008	13.98	3,010,188	42,093,765	0.00%	0.26%	(46.12%)
2007	25.96	2,428,039	63,021,211	0.00%	0.10%	45.36%
2006	17.86	2,181,931	38,961,582	0.00%	0.03%	24.49%

(1)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(2)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)	Investment income ratio represents less than 0.005%.

(5)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94%, and 3.04%, respectively.

(6)	Operations commenced during 2010 (See Note 1 in Notes to Financial Statements).

(7)	Subsequent to commencement of operations on May 13, 2010, the Variable Account received its annual distribution. The annualized investment income ratio was 7.00%. Prior to annualization, the ratio was 4.45%.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2010 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, an affiliated mutual fund (See Note 3), M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (formerly named Van Eck Worldwide Insurance Trust) (collectively, the “Funds”). All sixty-six Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) four new Variable Accounts during 2010: the Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Lord Abbett Fundamental Equity Class VC, and Royce Micro-Cap Service Class Variable Accounts which commenced operations on May 3, 2010, May 19, 2010, May 12, 2010, and May 13, 2010, respectively.
     Cash Management, Dividend Growth, and Van Eck VIP Global Hard Assets Variable Accounts and Portfolios/Funds were formerly named Money Market, Diversified Research, and Van Eck Worldwide Hard Assets Variable Accounts and Portfolios/Funds, respectively. In addition, M International Equity, M Large Cap Growth, M Capital Appreciation, and M Business Opportunity Value Portfolios, the underlying portfolios for Variable Accounts I, II, III, and V, respectively, were formerly named Brandes International Equity, Large-Cap Growth, Frontier Capital Appreciation, and Business Opportunity Value Portfolios, respectively.
     On April 16, 2010, the INTECH Risk-Managed Core Service Class and NACM Small Cap Class I Variable Accounts were liquidated. Because these variable accounts were liquidated prior to December 31, 2010, no other information for these variable accounts is presented in this report.
     The net assets of the Pacific Select Fund’s Equity and Multi-Strategy Portfolios, the underlying portfolios for the Equity and Multi-Strategy Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Main Street Core and Managed Bond Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Main Street Core and Managed Bond Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on October 29, 2010. In connection with the Reorganization, a total of 2,573,003 outstanding accumulation units (valued at $30,927,945) of the Equity Variable Account were exchanged for 642,610 accumulation units with equal value of the Main Street Core Variable Account, and a total of 1,258,522 outstanding accumulation units (valued at $48,255,727) of the Multi-Strategy Variable Account were exchanged for 551,452 accumulation units (valued at $26,540,650) of the Main Street Core Variable Account and 387,355 accumulation units (valued at $21,715,077) of the Managed Bond Variable Account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated and therefore, Pacific Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations and other fees and charges are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.
     In addition to charges and expenses described above, the Separate Account also indirectly bears a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.
     The assets of certain Variable Accounts invest in shares of the corresponding Portfolios of Pacific Select Fund (“PSF”), an affiliated mutual fund. Each Portfolio of PSF pays advisory fees to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays service fees to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 3 in Notes to Financial Statements of PSF, which are included in Section D of this brochure. For the year ended December 31, 2010, PLFA received advisory fees from PSF at effective annual rates ranging from 0.05% to 0.90% which are on an annual percentage of average daily net assets of each Portfolio of PSF and PSD received a service fee of 0.20% from PSF based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2010, were as follows:

Variable Accounts	Purchases	Sales
Cash Management	$123,593,372	$189,203,687
Diversified Bond	20,241,585	6,024,420
Floating Rate Loan	5,522,169	3,909,163
High Yield Bond	28,094,597	37,142,641
Inflation Managed	32,185,301	38,136,576
Managed Bond	89,331,276	96,237,543
Short Duration Bond	31,360,629	16,321,283
American Funds Growth	12,518,615	14,872,578
American Funds Growth-Income	3,733,192	11,485,903
Comstock	5,067,147	14,642,944
Dividend Growth	10,781,682	4,960,069
Equity Index	19,247,319	73,914,333
Focused 30	9,544,697	8,743,225
Growth LT	11,426,775	32,129,107
Large-Cap Growth	2,728,204	6,203,797
Large-Cap Value	8,817,333	14,529,608
Long/Short Large-Cap	3,746,643	1,716,911
Main Street Core	59,716,423	16,341,949
Mid-Cap Equity	5,095,057	23,801,992
Mid-Cap Growth	8,802,886	16,243,307
Mid-Cap Value	4,817,053	3,417,886
Small-Cap Equity	8,763,404	4,150,045
Small-Cap Growth	4,219,539	9,962,574
Small-Cap Index	12,528,481	34,306,100
Small-Cap Value	7,610,730	19,099,072
Health Sciences	6,213,419	9,924,380
Real Estate	8,439,054	16,329,903
Technology	6,870,439	7,635,631
Emerging Markets	34,628,503	31,393,490
International Large-Cap	12,118,517	31,327,316
International Small-Cap	3,384,564	6,803,561
International Value	11,284,617	29,580,321
American Funds Asset Allocation	3,436,799	2,418,966
Pacific Dynamix — Conservative Growth	1,209,906	227,212
Pacific Dynamix — Moderate Growth	2,550,367	225,722
Pacific Dynamix — Growth	3,442,597	876,867
I	10,091,332	9,482,202
II	3,940,837	5,659,065
III	3,283,967	8,606,449
V	4,089,623	7,232,917
BlackRock Basic Value V.I. Class III	5,054,489	4,418,362
BlackRock Global Allocation V.I. Class III	16,898,627	9,547,550

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales
Fidelity VIP Contrafund Service Class 2	$6,649,499	$11,904,808
Fidelity VIP Freedom Income Service Class 2	309,348	246,221
Fidelity VIP Freedom 2010 Service Class 2	1,305,058	302,471
Fidelity VIP Freedom 2015 Service Class 2	1,152,465	168,121
Fidelity VIP Freedom 2020 Service Class 2	1,779,833	741,875
Fidelity VIP Freedom 2025 Service Class 2	1,618,627	176,600
Fidelity VIP Freedom 2030 Service Class 2	538,242	1,522,737
Fidelity VIP Growth Service Class 2	1,650,285	4,670,359
Fidelity VIP Mid Cap Service Class 2	4,712,463	6,112,461
Fidelity VIP Value Strategies Service Class 2	2,689,656	1,692,409
Templeton Global Bond Securities Class 2 (1)	14,154,512	357,764
GE Investments Total Return Class 3 (1)	138,185	3,719
Overseas Service Class	16,754,509	8,014,254
Enterprise Service Class	1,059,368	1,813,816
Lazard Retirement U.S. Strategic Equity	186,790	138,761
Legg Mason ClearBridge Variable Aggressive Growth — Class II	1,264,181	1,250,394
Legg Mason ClearBridge Variable Mid Cap Core — Class II	8,123,998	8,462,024
Lord Abbett Fundamental Equity Class VC (1)	2,054,847	188,933
MFS New Discovery Series Service Class	5,011,396	2,260,753
MFS Utilities Series Service Class	14,169,481	2,620,155
Royce Micro-Cap Service Class (1)	881,256	46,656
T. Rowe Price Blue Chip Growth — II	4,879,822	3,314,541
T. Rowe Price Equity Income — II	14,015,354	3,526,737
Van Eck VIP Global Hard Assets	18,141,973	23,034,309

(1)	Operations commenced during 2010 (See Note 1).
6. FAIR VALUE MEASUREMENTS
     The Separate Account characterizes its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 —	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 —	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 —	Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Separate Account’s holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2010, the Separate Account’s holdings as presented in the Schedule of Investments in on pages SA-2 and SA-3 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2010 and 2009 were as follows:

	2010			2009
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Cash Management	12,251,552	(15,055,160)	(2,803,608)	19,285,608	(19,464,811)	(179,203)
Diversified Bond	2,273,582	(1,159,691)	1,113,891	2,130,903	(1,832,814)	298,089
Floating Rate Loan	844,580	(746,323)	98,257	1,665,334	(967,215)	698,119
High Yield Bond	847,617	(1,212,620)	(365,003)	1,499,249	(1,393,943)	105,306
Inflation Managed	1,386,406	(1,581,212)	(194,806)	1,318,602	(1,562,616)	(244,014)
Managed Bond	3,215,165	(3,673,861)	(458,696)	4,267,229	(4,381,510)	(114,281)
Short Duration Bond	3,387,579	(2,192,489)	1,195,090	2,160,420	(2,214,999)	(54,579)
American Funds Growth	1,827,730	(2,066,691)	(238,961)	2,822,591	(3,254,346)	(431,755)
American Funds Growth-Income	1,100,072	(1,810,223)	(710,151)	1,814,939	(1,823,652)	(8,713)
Comstock	1,255,303	(2,260,078)	(1,004,775)	2,679,150	(2,196,270)	482,880
Dividend Growth	1,269,611	(843,070)	426,541	1,052,568	(1,814,807)	(762,239)
Equity Index	1,076,263	(2,418,051)	(1,341,788)	2,528,819	(2,584,737)	(55,918)
Focused 30	1,128,644	(1,093,138)	35,506	1,467,955	(2,283,182)	(815,227)
Growth LT	708,890	(1,258,533)	(549,643)	1,043,897	(1,600,687)	(556,790)
Large-Cap Growth	1,638,639	(2,173,612)	(534,973)	3,713,463	(2,902,324)	811,139
Large-Cap Value	1,693,655	(2,225,496)	(531,841)	3,529,614	(3,318,285)	211,329
Long/Short Large-Cap	911,310	(696,233)	215,077	1,819,557	(779,056)	1,040,501
Main Street Core	1,470,798	(611,264)	859,534	524,576	(935,870)	(411,294)
Mid-Cap Equity	875,056	(1,752,286)	(877,230)	1,909,545	(3,713,792)	(1,804,247)
Mid-Cap Growth	1,925,440	(2,784,579)	(859,139)	3,248,430	(3,021,117)	227,313
Mid-Cap Value (1)	588,201	(509,300)	78,901	1,418,248	(210,176)	1,208,072
Small-Cap Equity	899,021	(607,981)	291,040	693,710	(670,376)	23,334
Small-Cap Growth	757,836	(1,211,037)	(453,201)	1,200,025	(1,485,876)	(285,851)
Small-Cap Index	1,640,034	(3,072,626)	(1,432,592)	2,244,408	(3,605,458)	(1,361,050)
Small-Cap Value	687,549	(1,276,520)	(588,971)	1,055,966	(1,121,253)	(65,287)
Health Sciences	561,477	(831,344)	(269,867)	579,929	(730,283)	(150,354)
Real Estate	572,898	(839,605)	(266,707)	1,006,590	(1,232,885)	(226,295)

(1)	Operations commenced on February 13, 2009.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2010			2009
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Technology	1,405,034	(1,569,999)	(164,965)	1,602,390	(1,779,162)	(176,772)
Emerging Markets	1,855,953	(1,864,595)	(8,642)	1,812,769	(2,108,013)	(295,244)
International Large-Cap	3,113,639	(5,040,435)	(1,926,796)	3,677,392	(4,982,945)	(1,305,553)
International Small-Cap	902,576	(1,410,736)	(508,160)	1,526,891	(1,193,015)	333,876
International Value	1,431,350	(2,422,316)	(990,966)	1,940,055	(3,102,590)	(1,162,535)
American Funds Asset Allocation (1)	284,720	(196,893)	87,827	197,343	(5,051)	192,292
Pacific Dynamix — Conservative Growth (2)	101,855	(21,400)	80,455	45,297	(933)	44,364
Pacific Dynamix — Moderate Growth (3)	203,258	(25,151)	178,107	69,952	(1,142)	68,810
Pacific Dynamix — Growth (4)	266,269	(82,152)	184,117	122,284	(1,136)	121,148
I	491,805	(550,220)	(58,415)	643,061	(941,938)	(298,877)
II	354,210	(449,240)	(95,030)	409,207	(604,827)	(195,620)
III	182,110	(342,157)	(160,047)	318,588	(509,118)	(190,530)
V	499,640	(746,817)	(247,177)	667,082	(826,965)	(159,883)
BlackRock Basic Value V.I. Class III	539,380	(496,322)	43,058	351,399	(175,518)	175,881
BlackRock Global Allocation V.I. Class III	1,584,860	(1,149,223)	435,637	1,618,421	(812,879)	805,542
Fidelity VIP Contrafund Service Class 2	882,212	(1,361,138)	(478,926)	928,998	(1,040,324)	(111,326)
Fidelity VIP Freedom Income Service Class 2	30,235	(27,325)	2,910	119,795	(89,758)	30,037
Fidelity VIP Freedom 2010 Service Class 2	129,751	(35,463)	94,288	54,620	(16,581)	38,039
Fidelity VIP Freedom 2015 Service Class 2	112,814	(19,664)	93,150	121,561	(65,248)	56,313
Fidelity VIP Freedom 2020 Service Class 2	160,197	(49,692)	110,505	96,388	(54,180)	42,208
Fidelity VIP Freedom 2025 Service Class 2	179,485	(32,293)	147,192	63,028	(34,558)	28,470
Fidelity VIP Freedom 2030 Service Class 2	72,723	(191,988)	(119,265)	286,723	(58,874)	227,849
Fidelity VIP Growth Service Class 2	185,214	(510,257)	(325,043)	140,945	(95,561)	45,384
Fidelity VIP Mid Cap Service Class 2	647,396	(754,272)	(106,876)	776,649	(649,750)	126,899
Fidelity VIP Value Strategies Service Class 2	294,976	(206,947)	88,029	384,663	(365,186)	19,477
Templeton Global Bond Securities Class 2 (5)	1,437,200	(72,389)	1,364,811
GE Investments Total Return Class 3 (5)	13,680	(430)	13,250
Overseas Service Class	2,077,397	(1,343,361)	734,036	1,968,531	(1,652,393)	316,138
Enterprise Service Class	116,289	(205,339)	(89,050)	133,605	(145,079)	(11,474)
Lazard Retirement U.S. Strategic Equity	25,089	(19,656)	5,433	94,195	(53,851)	40,344
Legg Mason ClearBridge Variable Aggressive Growth — Class II	158,218	(163,121)	(4,903)	109,516	(77,838)	31,678
Legg Mason ClearBridge Variable Mid Cap Core — Class II	907,577	(985,838)	(78,261)	165,204	(290,506)	(125,302)
Lord Abbett Fundamental Equity Class VC (5)	210,022	(13,596)	196,426
MFS New Discovery Series Service Class	563,988	(307,348)	256,640	324,037	(89,803)	234,234
MFS Utilities Series Service Class	1,600,083	(372,960)	1,227,123	199,464	(246,404)	(46,940)
Royce Micro-Cap Service Class (5)	85,583	(4,988)	80,595
T. Rowe Price Blue Chip Growth — II	567,929	(433,474)	134,455	411,361	(177,793)	233,568
T. Rowe Price Equity Income — II	1,679,934	(725,676)	954,258	1,218,956	(698,411)	520,545
Van Eck VIP Global Hard Assets	1,739,743	(2,011,766)	(272,023)	1,309,479	(1,249,217)	60,262

(1)	Operations commenced on February 26, 2009.

(2)	Operations commenced on July 6, 2009.

(3)	Operations commenced on May 22, 2009.

(4)	Operations commenced on May 26, 2009.

(5)	Operations commenced during 2010 (See Note 1).

PACIFIC LIFE INSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
as of December 31, 2010 and 2009 and
for the years ended December 31, 2010, 2009 and 2008
and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for variable interest entities as required by accounting guidance adopted in 2010, as well as for other than temporary impairments and noncontrolling interest as required by accounting guidance adopted in 2009.
DELOITTE & TOUCHE LLP
March 7, 2011

Member of
Deloitte Touche Tohmatsu

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2010	2009
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$28,313	$26,039
Equity securities available for sale, at estimated fair value	279	278
Mortgage loans	6,693	6,577
Policy loans	6,690	6,509
Other investments (includes VIE assets of $263 and $232, respectively)	2,247	2,007

TOTAL INVESTMENTS	44,222	41,410
Cash and cash equivalents (includes VIE assets of $4 and $7, respectively)	2,270	1,919
Restricted cash (includes VIE assets of $170 and $190, respectively)	214	221
Deferred policy acquisition costs	4,435	4,806
Aircraft leasing portfolio, net (includes VIE assets of $2,154 and $2,384, respectively)	5,259	5,304
Other assets (includes VIE assets of $40 and $48, respectively)	2,579	2,253
Separate account assets	55,683	52,564

TOTAL ASSETS	$114,662	$108,477

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$35,076	$33,984
Future policy benefits	7,080	7,403
Short-term debt		105
Long-term debt (includes VIE debt of $1,592 and $1,977, respectively)	6,516	5,632
Other liabilities (includes VIE liabilities of $388 and $413, respectively)	2,377	1,872
Separate account liabilities	55,683	52,564

TOTAL LIABILITIES	106,732	101,560

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	982
Retained earnings	6,359	6,037
Accumulated other comprehensive income (loss)	308	(363)

Total Stockholder’s Equity	7,679	6,686
Noncontrolling interest	251	231

TOTAL EQUITY	7,930	6,917

TOTAL LIABILITIES AND EQUITY	$114,662	$108,477

The abbreviation VIE above means variable interest entity.
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
REVENUES
Policy fees and insurance premiums	$2,367	$2,275	$1,997
Net investment income	2,122	1,862	1,994
Net realized investment gain (loss)	(94)	153	(749)
OTTIs, consisting of $328 and $641 in total, net of $215 and $330 recognized in OCI for 2010 and 2009, respectively	(113)	(311)	(580)
Realized investment gain on interest in PIMCO			109
Investment advisory fees	245	208	255
Aircraft leasing revenue	591	578	571
Other income	230	137	167

TOTAL REVENUES	5,348	4,902	3,764

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,351	1,226	1,206
Interest credited to policyholder account balances	1,317	1,253	1,234
Commission expenses	831	691	715
Operating and other expenses	1,264	1,246	1,178

TOTAL BENEFITS AND EXPENSES	4,763	4,416	4,333

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	585	486	(569)
Provision (benefit) for income taxes	63	44	(315)

INCOME (LOSS) FROM CONTINUING OPERATIONS	522	442	(254)
Discontinued operations, net of taxes		(20)	(6)

Net income (loss)	522	422	(260)
Less: net (income) loss attributable to the noncontrolling interest from continuing operations	(50)	14	3

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$472	$436	($257)

The abbreviation OTTIs above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
	(In Millions)
BALANCES, JANUARY 1, 2008	$30	$781	$6,028	$145	$46	$7,030	$214	$7,244
Comprehensive loss:
Net loss			(257)			(257)	(3)	(260)
Other comprehensive loss, net				(1,896)	(97)	(1,993)		(1,993)

Total comprehensive loss						(2,250)		(2,253)
Dividend to parent			(345)			(345)		(345)
Change in equity of noncontrolling interest							33	33
Other equity adjustments		1				1		1

BALANCES, DECEMBER 31, 2008	30	782	5,426	(1,751)	(51)	4,436	244	4,680
Cumulative effect of adoption of new accounting principle, net of tax			175	(170)		5		5

REVISED BALANCES, DECEMBER 31, 2008	30	782	5,601	(1,921)	(51)	4,441	244	4,685
Comprehensive income (loss):
Net income (loss)			436			436	(14)	422
Other comprehensive income (loss)				1,562	47	1,609	(7)	1,602

Total comprehensive income						2,045		2,024
Contribution paid to parent		200				200		200
Change in equity of noncontrolling interest							8	8

BALANCES, DECEMBER 31, 2009	30	982	6,037	(359)	(4)	6,686	231	6,917
Comprehensive income:
Net income			472			472	50	522
Other comprehensive income				669	2	671		671

Total comprehensive income						1,143		1,193
Dividend paid to parent			(150)			(150)		(150)
Change in equity of noncontrolling interest							(30)	(30)

BALANCES, DECEMBER 31, 2010	$30	$982	$6,359	$310	($2)	$7,679	$251	$7,930

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) from continuing operations	$522	$442	($254)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(136)	(142)	(144)
Depreciation and amortization	299	281	259
Deferred income taxes	56	451	(511)
Net realized investment (gain) loss	94	(153)	749
Other than temporary impairments	113	311	580
Realized investment gain on interest in PIMCO			(109)
Net change in deferred policy acquisition costs	116	(202)	(175)
Interest credited to policyholder account balances	1,317	1,253	1,234
Net change in future policy benefits and other insurance liabilities	648	111	1,182
Other operating activities, net	(5)	85	(337)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	3,024	2,437	2,474
Net cash used in operating activities of discontinued operations		(27)	(18)

NET CASH PROVIDED BY OPERATING ACTIVITIES	3,024	2,410	2,456

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,503)	(5,507)	(2,730)
Sales	3,572	1,463	2,084
Maturities and repayments	2,138	2,542	2,136
Repayments of mortgage loans	746	406	470
Fundings of mortgage loans and real estate	(870)	(1,434)	(1,665)
Net change in policy loans	(181)	411	(510)
Sale of interest in PIMCO			288
Purchases of derivative instruments	(116)	(20)	(12)
Terminations of derivative instruments	(51)	20	84
Proceeds from nonhedging derivative settlements	9	64	728
Payments for nonhedging derivative settlements	(569)	(1,540)	(89)
Net change in collateral received or pledged	6	(1,226)	1,056
Purchases of and advance payments on aircraft leasing portfolio	(754)	(561)	(694)
Other investing activities, net	272	48	(316)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(2,301)	(5,334)	830
Net cash provided by investing activities of discontinued operations			7

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(2,301)	(5,334)	837

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2010	2009	2008
	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$4,272	$8,003	$7,320
Withdrawals	(5,162)	(7,972)	(7,602)
Net change in short-term debt	(105)	(45)	50
Issuance of long-term debt	1,815	1,692	335
Payments of long-term debt	(1,012)	(433)	(381)
Contribution from (dividend to) parent	(150)	200	(345)
Other financing activities, net	(30)	1	33

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(372)	1,446	(590)

Net change in cash and cash equivalents	351	(1,478)	2,703
Cash and cash equivalents, beginning of year	1,919	3,397	694

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,270	$1,919	$3,397

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$113	($143)	($20)
Interest paid	$175	$146	$195

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Effective December 31, 2009, Pacific LifeCorp contributed its 100% stock ownership of Aviation Capital Group Corp. (ACG) to Pacific Life (Note 9). ACG is engaged in the acquisition and leasing of commercial jet aircraft. These financial statements and the accompanying footnotes have been prepared by combining the previously separate financial statements of Pacific Life and ACG as if the two entities had been combined as of the beginning of 2008, the first period presented in these consolidated financial statements. This retrospective treatment is prescribed by accounting principles generally accepted in the United States of America (U.S. GAAP) whenever a transfer between entities under common control is effected.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, mutual funds, and aircraft leasing.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with U.S. GAAP and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company is the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2009 and 2008 consolidated financial statements to conform to the 2010 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2010 through March 7, 2011, the date the consolidated financial statements were available to be issued.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective September 30, 2009, the Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) as the single source of authoritative U.S. GAAP. The Codification did not create new accounting and reporting guidance, rather it reorganized then-existing U.S. GAAP pronouncements into approximately 90 Topics within a consistent structure. All guidance in the Codification carries an equal level of authority. After the effective date of the Codification, all nongrandfathered accounting literature not included in the Codification is superseded and deemed nonauthoritative. Adoption of the Codification also changed how the Company references U.S. GAAP in its consolidated financial statements.

Effective January 1, 2010, the Company adopted additional guidance to the Codification’s Consolidation Topic whereby the Company changed the methodology it employs to evaluate if an entity is a VIE and, once identified, if a VIE should be included in the consolidated financial statements. The new methodology places emphasis on the Company’s ability to direct the activities that most significantly impact the VIE’s financial performance. This guidance provides for enhanced disclosure requirements. The adoption of this guidance did not impact the Company’s consolidated financial statements, however, adoption did result in additional disclosure on the consolidated statements of financial condition.

In April 2009, the FASB issued additional guidance under the Codification’s Fair Value Measurements and Disclosures Topic. This update relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. The Company early adopted this guidance on March 31, 2009. This update provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Also included is guidance on identifying circumstances that indicate a transaction is not orderly. See Note 14 for information on the Company’s fair value measurements and expanded disclosures.

In April 2009, the FASB issued additional guidance under the Codification’s Investments — Debt and Equity Securities Topic. For debt securities, this guidance replaces the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an other than temporary impairment (OTTI) shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changes the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are to be recognized in earnings and non credit losses are to be recognized in other comprehensive income (loss) (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the consolidated financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $170 million, including an after tax DAC impact of $5 million, and an after tax increase to retained earnings of $175 million.

Effective January 1, 2009, the FASB issued additional guidance to the Codification’s Consolidation Topic. This guidance improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. As a result of the adoption of this guidance, which required retrospective application of presentation requirements, total equity as of December 31, 2008 increased by $244 million representing the noncontrolling interest, and other liabilities and total liabilities as of December 31, 2008 decreased by $244 million as a result of reclassifying noncontrolling interest (previously known as minority interest) to equity.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In October 2010, the FASB issued Accounting Standards Update (ASU) 2010-26 to the Codification’s Financial Services — Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. This update addresses the diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts. Previously, insurance entities were able to capitalize costs relating to successful and unsuccessful contract acquisition efforts. The amendment is effective on January 1, 2012 and can be applied prospectively or retrospectively. The Company is currently evaluating the impact of this revised guidance on its consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities, which are included in other investments, are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized as an OTTI. If the OTTI is related to credit factors only, it is recognized as an OTTI.

The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the loan is greater than the carrying amount, the loan is not considered to have an impaired loss and no write-down is recorded. As of December 31, 2010, one loan totaling $6 million was foreclosed upon. Since the estimated fair value of the collateral was greater than the carrying amount of the loan, no impairment loss was recorded. This loan was the only default realized during the year ended December 31, 2010. As of December 31, 2009, two loans totaling $8 million were considered impaired, however no impairment loss was necessary as the estimated fair value of the collateral was greater than the carrying amount of the related loans.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Non-marketable equity securities are carried at fair value with unrealized gains or losses recognized in OCI. Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Real estate investments are evaluated for impairment based on the undiscounted cash flows expected to be received during the estimated holding period. When the undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation) the property is considered impaired and will be written-down to its estimated fair value. During the year ended December 31, 2010, three real estate investments were written-down for a total of $27 million (Note 14). The Company had no real estate write-downs during the years ended December 31, 2009 and 2008.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 18). The amortization recorded in net investment income was $1 million, $3 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss). The change in estimated value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements (Note 10).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense, which is included in operating and other expenses, or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date.

RESTRICTED CASH

Restricted cash primarily consists of security deposits, commitment fees, maintenance reserve payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services — Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2010 and 2009, the carrying value of DAC was $4.4 billion and $4.8 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The capitalized sales inducement balance included in the DAC asset were $549 million and $583 million as of December 31, 2010 and 2009, respectively.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at cost, which includes certain acquisition costs, less accumulated depreciation. Major improvements to aircraft are capitalized when incurred. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and records impairment losses to recognize a loss in the value of the aircraft when management believes that, based on estimated future cash flows, the recoverability of the Company’s investment in an aircraft is unlikely (Note 9). The Company had five and four non-earning aircraft in the portfolio as of December 31, 2010 and 2009, respectively.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill from acquisitions, included in other assets, totaled $43 million as of December 31, 2010 and 2009. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2010, 2009 and 2008.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, annuities without life contingencies, deposit liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 11). Interest credited to these contracts primarily ranged from 0.2% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 11). Interest rates used in establishing such liabilities ranged from 0.8% to 11.0%.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits (Note 11).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2010 and 2009, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and assumed reinsurance agreements intended to offset reinsurance costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists. See Note 16.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.

Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements. ACG has four capital leases, which are accounted for under the provisions in the Codification’s Leases Topic. As of December 31, 2010 and 2009, capital leases in the amount of $5 million and $8 million, respectively, are classified in other assets.

DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years. Depreciation of investment real estate is included in net investment income.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. See Note 21.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 10 and 14, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.
2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.

Pacific Life has one permitted practice approved by the NE DOI that differs from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). This permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2010 and 2009 did not reflect unrealized losses of $24 million and $29 million, respectively, with regard to this permitted practice.

In addition, Pacific Life uses an NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2010 and 2009, this NE DOI prescribed accounting practice resulted in statutory reserves of $27 million and $20 million, respectively, as opposed to statutory reserves of zero, using statutory accounting practices adopted by the NAIC.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $741 million, $652 million and ($1,529) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus of Pacific Life was $5,867 million and $5,006 million as of December 31, 2010 and 2009, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2010 and 2009, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2010 statutory results, Pacific Life could pay $688 million in dividends in 2011 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.

During the year ended December 31, 2010, Pacific Life paid a cash dividend to Pacific LifeCorp of $150 million. No dividends were paid during 2009. During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2010 statutory results, PL&A could pay $28 million in dividends to Pacific Life in 2011 without prior regulatory approval. No dividends were paid during 2010, 2009 and 2008.

OTHER

The Company has ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the situation and evaluate its options to deal with any further deterioration in the reinsurer’s financial condition. As of December 31, 2010, statutory reserves ceded to this reinsurer amounted to approximately $177 million.
3.	CLOSED BLOCK
In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $284 million and $285 million as of December 31, 2010 and 2009, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $304 million and $307 million as of December 31, 2010 and 2009, respectively. The net contribution to income from the Closed Block was zero, $4 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

4.	VARIABLE INTEREST ENTITIES
The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

The following table presents, as of December 31, 2010 and 2009, the consolidated assets, consolidated liabilities and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) total assets of and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary			Not Primary Beneficiary
			Maximum		Maximum
	Consolidated	Consolidated	Exposure to	Total	Exposure to
	Assets	Liabilities	Loss	Assets	Loss

			(In Millions)
December 31, 2010:
Aircraft securitizations	$2,364	$1,975	$389	$320
Private equity funds	267	5	34
Asset-backed securities				1,910	$108

Total	$2,631	$1,980	$423	$2,230	$108

December 31, 2009:
Aircraft securitizations	$2,622	$2,385	$349	$371
Private equity funds	239	5	30
Asset-backed securities				1,910	$103

Total	$2,861	$2,390	$379	$2,281	$103

AIRCRAFT SECURITIZATIONS

ACG has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.

In 2005, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust III (ACG Trust III) acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust III was $1,103 million and $1,309 million as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the maximum exposure to loss, based on the Company’s interest in ACG Trust III, was $201 million and $148 million, respectively.

In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity and has a controlling financial interest in this VIE. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). VIE non-recourse debt consolidated from ACG Trust II was $484 million and $666 million as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the maximum exposure to loss was $188 million and $201 million, respectively, based on the Company’s interest in ACG Trust II. As of December 31, 2009, the maximum exposure to loss included a contingent purchase obligation of $100 million. The Company was contingently obligated to purchase certain notes from ACG Trust II to cover shortfalls in amounts due to the holders of the notes. This contingent purchase obligation expired in August 2010.

In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as the Company is not the primary beneficiary as ACG does not have the obligation to absorb losses of Aviation Trust that could potentially be significant to Aviation Trust or the right to receive benefits from Aviation Trust that could potentially be significant to it. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2010 and 2009, the maximum exposure to loss, based on carrying value, was zero.

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds. The Funds are a VIE due to the purpose and design of the Funds and the lack of control by the other equity investors. The Company has determined itself to be the primary beneficiary since it has a controlling financial interest in the Funds and the Funds are consolidated into the consolidated financial statements of the Company. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE non-recourse debt consolidated from the Funds was $5 million and $2 million as of December 31, 2010 and 2009, respectively (Note 13).

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities since it does not have the power to direct their financial activities. Therefore, the Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale and had a net carrying amount of $108 million and $103 million at December 31, 2010 and 2009, respectively. During the years ended December 31, 2010, 2009 and 2008, the Company recorded OTTIs of zero, $60 million and $117 million, respectively, related to these securities.
5.	INTEREST IN PIMCO
As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes.

During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc., a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.

6.	DISCONTINUED OPERATIONS
The Company’s former broker-dealer operations have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds. In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. During 2008 and 2007, these broker-dealers were sold.

Operating results from discontinued operations were as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Revenues			$13
Benefits and expenses		$31	22

Loss from discontinued operations	—	(31)	(9)
Benefit from income taxes		(11)	(3)

Discontinued operations, net of taxes	—	($20)	($6)

7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Balance, January 1	$4,806	$5,012	$4,481
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)		7
Additions:
Capitalized during the year	558	777	752
Amortization:
Allocated to commission expenses	(529)	(446)	(444)
Allocated to operating expenses	(145)	(129)	(133)

Total amortization	(674)	(575)	(577)
Allocated to OCI	(255)	(415)	356

Balance, December 31	$4,435	$4,806	$5,012

During the years ended December 31, 2010, 2009 and 2008, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in increases in DAC amortization expense of $34 million, $23 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. The revised EGPs also resulted in increased URR amortization of $20 million for the year ended December 31, 2010, an immaterial decrease in URR amortization for the year ended December 31, 2009 and increased URR amortization of $2 million for the year ended December 31, 2008.

8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTIs recognized in earnings and changes in the estimated fair value attributable to the hedged risk in a fair value hedge. The net carrying amount of equity securities represents cost adjusted for OTTIs. See Note 14 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$914	$21	$15	$920
Obligations of states and political subdivisions	954	15	44	925
Foreign governments	433	50	1	482
Corporate securities	18,454	1,421	207	19,668
Residential mortgage-backed securities	5,100	138	597	4,641
Commercial mortgage-backed securities	972	50	11	1,011
Collateralized debt obligations	118	28	26	120
Other asset-backed securities	500	54	8	546

Total fixed maturity securities	$27,445	$1,777	$909	$28,313

Perpetual preferred securities	$299	$11	$35	$275
Other equity securities	4			4

Total equity securities	$303	$11	$35	$279

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2009:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$105	$10		$115
Obligations of states and political subdivisions	633	12	$46	599
Foreign governments	389	42		431
Corporate securities	17,256	905	308	17,853
Residential mortgage-backed securities	6,133	105	1,078	5,160
Commercial mortgage-backed securities	1,160	42	23	1,179
Collateralized debt obligations	118	27	33	112
Other asset-backed securities	562	45	17	590

Total fixed maturity securities	$26,356	$1,188	$1,505	$26,039

Perpetual preferred securities	$324	$6	$55	$275
Other equity securities	1	2		3

Total equity securities	$325	$8	$55	$278

The Company has investments in perpetual preferred securities that are primarily issued by European banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $387 million and $346 million, respectively, as of December 31, 2010. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $88 million and $71 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2010, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$877	$50	$1	$926
Due after one year through five years	5,373	355	32	5,696
Due after five years through ten years	9,324	696	114	9,906
Due after ten years	5,181	406	120	5,467

	20,755	1,507	267	21,995
Mortgage-backed and asset-backed securities	6,690	270	642	6,318

Total fixed maturity securities	$27,445	$1,777	$909	$28,313

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable equity securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	3	$429	$15
Obligations of states and political subdivisions	44	612	44
Foreign governments	7	56	1
Corporate securities	350	3,161	207
Residential mortgage-backed securities	287	2,976	597
Commercial mortgage-backed securities	21	141	11
Collateralized debt obligations	5	67	26
Other asset-backed securities	19	122	8

Total fixed maturity securities	736	7,564	909

Perpetual preferred securities	17	195	35
Other securities	29	112	16

Total other securities	46	307	51

Total	782	$7,871	$960

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	3	$429	$15
Obligations of states and political subdivisions	32	374	16	12	$238	$28
Foreign governments	7	56	1
Corporate securities	241	1,926	66	109	1,235	141
Residential mortgage-backed securities	94	156	4	193	2,820	593
Commercial mortgage-backed securities	15	52	2	6	89	9
Collateralized debt obligations				5	67	26
Other asset-backed securities	7	30	1	12	92	7

Total fixed maturity securities	399	3,023	105	337	4,541	804

Perpetual preferred securities				17	195	35
Other securities	3	17	1	26	95	15

Total other securities	3	17	1	43	290	50

Total	402	$3,040	$106	380	$4,831	$854

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	27	$383	$46
Corporate securities	442	4,539	308
Residential mortgage-backed securities	307	3,844	1,078
Commercial mortgage-backed securities	19	339	23
Collateralized debt obligations	6	61	33
Other asset-backed securities	24	205	17

Total fixed maturity securities	825	9,371	1,505

Perpetual preferred securities	18	195	55
Other securities	31	97	26

Total other securities	49	292	81

Total	874	$9,663	$1,586

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	11	$116	$6	16	$267	$40
Corporate securities	182	1,766	50	260	2,773	258
Residential mortgage-backed securities	53	498	94	254	3,346	984
Commercial mortgage-backed securities	6	100	5	13	239	18
Collateralized debt obligations	5	59	32	1	2	1
Other asset-backed securities				24	205	17

Total fixed maturity securities	257	2,539	187	568	6,832	1,318

Perpetual preferred securities				18	195	55
Other securities	16	54	9	15	43	17

Total other securities	16	54	9	33	238	72

Total	273	$2,593	$196	601	$7,070	$1,390

The Company has evaluated fixed maturity and other securities with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The table below presents non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2010.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Millions)
Prime RMBS:
AAA	$595	$593	20%	17%	3%
AA	110	104	4%	3%		1%
A	108	106	4%	1%	2%	1%
BAA	28	25	1%		1%
BA and below	2,063	1,752	71%	3%	23%	31%	14%

Total	$2,904	$2,580	100%	24%	29%	33%	14%	0%

Alt-A RMBS:
AAA	$44	$41	5%	5%
AA	22	23	3%		2%	1%
BAA	26	24	3%	1%	1%	1%
BA and below	747	559	89%		9%	27%	53%

Total	$839	$647	100%	6%	12%	29%	53%	0%

Sub-prime RMBS:
AAA	$212	$199	52%	52%
AA	92	79	23%	23%
A	20	13	5%	5%
BA and below	83	67	20%	1%	17%	1%	1%

Total	$407	$358	100%	81%	17%	1%	1%	0%

CMBS:
AAA	$842	$888	87%	59%	4%		14%	10%
AA	65	66	6%	3%				3%
A	37	33	4%	4%
BA	28	24	3%				3%

Total	$972	$1,011	100%	66%	4%	0%	17%	13%

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka. As of December 31, 2010, the Company has received advances of $1.5 billion from the FHLB of Topeka and has issued funding agreements to the FHLB of Topeka in connection with its institutional investment products (Note 19). The funding agreement liabilities are included in policyholder account balances. Fixed maturity securities and cash equivalents with an estimated fair value of $1.7 billion as of December 31, 2010 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2010, the Company holds $78 million of FHLB of Topeka stock, which is recorded in other investments.

PL&A is a member of FHLB of San Francisco. As of December 31, 2010, no assets are pledged as collateral. As of December 31, 2010, the Company holds FHLB of San Francisco stock with an estimated fair value of $28 million, which is recorded in other investments.

Major categories of investment income (loss) and related investment expense are summarized as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Fixed maturity securities	$1,506	$1,448	$1,467
Equity securities	19	20	23
Mortgage loans	337	297	289
Real estate	93	92	86
Policy loans	214	229	223
Partnerships and joint ventures	119	(78)	21
Other		12	21

Gross investment income	2,288	2,020	2,130
Investment expense	166	158	136

Net investment income	$2,122	$1,862	$1,994

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$167	$42	$101
Gross losses on sales	(32)	(18)	(37)

Total fixed maturity securities	135	24	64

Equity securities:
Gross gains on sales	4		1
Gross losses on sales		(11)

Total equity securities	4	(11)	1

Trading securities	12	20	(22)
Real estate	21
Variable annuity GLB embedded derivatives (including reinsurance contracts)	185	2,211	(2,775)
Variable annuity GLB policy fees	208	147	108
Variable annuity derivatives — interest rate swaps		(104)	402
Variable annuity derivatives — total return swaps	(534)	(1,542)	646
Equity put options	(159)	(672)	853
Synthetic GIC policy fees	30	25	15
Other derivatives	8	45	(62)
Other	(4)	10	21

Total	($94)	$153	($749)

The table below summarizes the OTTIs by investment type:

	Recorded in	Included in
	Earnings	OCI	Total
	(In Millions)
Year ended December 31, 2010:
Corporate securities	$10		$10
RMBS	64	$215	279
Collateralized debt obligations	1		1

OTTIs — fixed maturity and equity securities	75	215	290
Real estate	27		27
Other investments	11		11

Total OTTIs	$113	$215	$328

Year ended December 31, 2009:
Corporate securities (1)	$63	$2	$65
RMBS	116	315	431
Collateralized debt obligations	66	13	79
Perpetual preferred securities	26		26

OTTIs — fixed maturity and equity securities	271	330	601
Other investments	40		40

Total OTTIs	$311	$330	$641

(1)	Included are $29 million of OTTI recognized in earnings on perpetual preferred securities carried in trusts.
In accordance with additional guidance under the Codification’s Investments – Debt and Equity Securities Topic, effective January 1, 2009, the Company began recognizing the credit loss portion of OTTI adjustments in earnings and the portion related to other factors in OCI. The table below details the amount of OTTIs attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended
	December 31,
	2010	2009
	(In Millions)
Cumulative credit loss, January 1	$200	$88
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired	14	48
Securities previously other than temporarily impaired	46	106

Total additions	60	154

Reductions for credit impairments previously recognized on:
Securities that matured or were sold	(5)	(40)
Securities due to an increase in expected cash flows and time value of cash flows	(10)	(2)

Total subtractions	(15)	(42)

Cumulative credit loss, December 31	$245	$200

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2010:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$15	$15
Obligations of states and political subdivisions		44	44
Foreign governments		1	1
Corporate securities		207	207
RMBS	$308	289	597
CMBS		11	11
Collateralized debt obligations	26		26
Other asset-backed securities		8	8

Total fixed maturity securities	$334	$575	$909

Perpetual preferred securities		$35	$35

Total equity securities	—	$35	$35

December 31, 2009:
Obligations of states and political subdivisions		$46	$46
Corporate securities	$2	306	308
RMBS	328	750	1,078
CMBS		23	23
Collateralized debt obligations	32	1	33
Other asset-backed securities		17	17

Total fixed maturity securities	$362	$1,143	$1,505

Perpetual preferred securities		$55	$55

Total equity securities	—	$55	$55

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Available for sale securities:
Fixed maturity	$1,185	$2,455	($3,269)
Equity	23	124	(143)

Total available for sale securities	$1,208	$2,579	($3,412)

Trading securities	$14	$26	($19)

Trading securities totaled $349 million and $206 million as of December 31, 2010 and 2009, respectively. The cumulative net unrealized gains on trading securities held as of December 31, 2010 and 2009 were $21 million and $7 million, respectively.

As of December 31, 2010 and 2009, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $6,693 million and $6,577 million as of December 31, 2010 and 2009, respectively. Mortgage loans are collateralized by commercial properties primarily located throughout the U.S. As of December 31, 2010, $1,047 million, $1,022 million, $716 million, $562 million and $433 million were located in Washington, California, Florida, Texas and Maryland, respectively. As of December 31, 2010, $596 million was located in Canada. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2010 or 2009. As of December 31, 2010, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

Investments in real estate totaled $547 million and $574 million as of December 31, 2010 and 2009, respectively.
9.	AIRCRAFT LEASING PORTFOLIO, NET
Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2010	2009
	(In Millions)
Aircraft	$3,502	$3,217
Aircraft consolidated from VIEs	2,938	3,081

	6,440	6,298
Accumulated depreciation	1,181	994

Aircraft leasing portfolio, net	$5,259	$5,304

As of December 31, 2010, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2011	2012	2013	2014	2015	Thereafter
Domestic	$32	$28	$25	$25	$20	$98
Foreign	517	443	340	272	194	362

Total operating leases	$549	$471	$365	$297	$214	$460

As of December 31, 2010 and 2009, aircraft with a carrying amount of $4,802 million and $4,954 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

During the year ended December 31, 2010, ACG recognized a $4 million aircraft impairment, which is included in operating and other expenses (Note 14). There were no impairments recognized during the years ended December 31, 2009 and 2008.

During the years ended December 31, 2010, 2009 and 2008, ACG recognized pre-tax gains on the sale of aircraft of $18 million, zero and zero, respectively, which are included in other income.

10.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.
Accounting for derivatives and hedging activities requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the consolidated statement of financial condition. The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES
The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.
Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For the years ended December 31, 2010, 2009 and 2008, hedge ineffectiveness related to designated cash flow hedges reflected in net realized investment gain (loss) was $5 million, $8 million and ($4) million, respectively. For the years ended December 31, 2010, 2009 and 2008, the Company did not have any net losses reclassified from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $16 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2010, 2009 and 2008, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2010	2009
	(In Millions)
Foreign currency interest rate swaps	$4,917	$5,099
Interest rate swaps	2,727	3,910
Forward starting interest rate swaps	1,140	1,060
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES
Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities. Pacific Life uses interest rate swaps to convert fixed rate surplus notes to variable rate notes (Note 13).
The Company had the following outstanding derivatives designated as fair value hedges:

	Notional Amount
	December 31,
	2010	2009
	(In Millions)
Interest rate swaps	$1,579	$1,658
Foreign currency interest rate swaps	13	13
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.
GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.
The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return and changes in fair value of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments and receipts are recognized in net realized investment gain (loss). The Company has used interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involved the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. During 2009, all interest rate swaps held at the beginning of the year were terminated and there were no open interest rate swaps as of December 31, 2009. The Company had no interest rate swap trading activity for the year ended December 31, 2010.
The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
The Company offers equity indexed universal life (EIUL) insurance products, which credits the price return of the S&P 500 to the policy cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one-year indexed account capped at 12%, or a five-year indexed account. These equity indexed products contain embedded derivatives and are recorded in policyholder account balances.
The Company utilizes one-year and five-year S&P call options to hedge against adverse changes in the equity index. These options are contracts to buy the equity index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price and the settlements will be recognized in net realized investment gain (loss).
The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.
Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. The Company wrote one credit default swap for which a payment would be delivered if the underlying security of the derivative defaults. The maximum potential amount of future payment under the credit default swap was $50 million as of December 31, 2010 and 2009. As of December 31, 2010 and 2009, the fair value of the credit derivative sold by the Company was ($10) million and ($17) million, respectively. The term for this instrument is seven years.
The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2010	2009
	(In Millions)
Variable annuity GLB embedded derivatives	$37,147	$36,408
Variable annuity GLB reinsurance contracts	15,117	14,878
Variable annuity derivatives — total return swaps	2,891	4,456
Equity put options	5,285	5,267
EIUL embedded derivatives	538	331
S&P call options	483	306
Synthetic GICs	22,402	23,993
Foreign currency interest rate swaps	424	398
Interest rate swaps	144	178
Other	417	384

CONSOLIDATED FINANCIAL STATEMENT IMPACT
Derivative instruments are recorded on the Company’s consolidated statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.
The following table summarizes the gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2010	2009		2010	2009
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Foreign currency interest rate swaps	$227	$177	(1)	$248	$230	(1)
	13	69	(5)	190	154	(5)
Interest rate swaps	99	32	(1)	60	106	(1)
	5	13	(5)	136	152	(5)
Forward starting interest rate swap agreements	51	34	(1)	1		(1)
	20	8	(5)

Total derivatives designated as hedging instruments	415	333		635	642

Derivatives not designated as hedging instruments:
Variable annuity derivatives — total return swaps		6	(1)	41	60	(1)
			(5)	33	4	(5)
Equity put options	254	329	(1)	15	16	(1)
	33	41	(5)	13	14	(5)
Foreign currency interest rate swaps	15	21	(1)	4		(1)
	1		(5)
Interest rate swaps	15	9	(1)		2	(1)
		1	(5)
S&P call options	29	18	(1)
	6	16	(5)
Other				23	23	(1)
	9	10	(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	25	52	(2)	542	754	(3)
EIUL embedded derivatives				68	39	(4)
Other				8	5	(4)

Total derivatives not designated as hedging instruments	387	503		747	917

Total derivatives	$802	$836		$1,382	$1,559

Location on the consolidated statements of financial condition:

(1)	Other investments

(2)	Other assets

(3)	Future policy benefits

(4)	Policyholder account balances

(5)	Other liabilities

Cash collateral received from counterparties was $251 million and $237 million as of December 31, 2010 and 2009, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $145 million and $137 million as of December 31, 2010 and 2009, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.
As of December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with an estimated fair value of $36 million and $14 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2010 and 2009, none of the collateral had been repledged. As of December 31, 2010 and 2009, the Company provided collateral in the form of various securities with an estimated fair value of $15 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.
The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives designated as fair value hedges. Gains and losses include the changes in estimated fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk. The Company includes the gain or loss on the derivative in the same line item as the offsetting gain or loss on the hedged item. The net of the amounts presented for each year represents the ineffective portion of the hedge. The amounts presented do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

	Gain (Loss)			Gain (Loss)
	Recognized in			Recognized in
	Income on Derivatives			Income on Hedged Items
	Years Ended			Years Ended
	December 31,			December 31,
	2010	2009	2008	2010	2009	2008
	(In Millions)			(In Millions)
Derivatives in fair value hedges:
Interest rate swaps	$85	$97	($136)	($98)	($93)	$135

Total	$85	$97	($136)	($98)	($93)	$135

For the years ended December 31, 2010, 2009 and 2008, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was ($13) million, $4 million and ($1) million, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

The following table summarizes amounts recognized in the consolidated financial statements for derivatives designated as cash flow hedges. Gain and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net settlements of the derivatives.

	Gain (Loss)
	Recognized in
	OCI on Derivatives
	(Effective Portion)
	Years Ended
	December 31,
	2010	2009	2008
	(In Millions)
Derivatives in cash flow hedges:
Foreign currency interest rate swaps	($8)	$42	$66
Interest rate swaps	(6)	66	(146)
Forward starting interest rate swaps	29	(254)	336

Total	$15	($146)	$256

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net (settlements) proceeds of ($560) million, ($1,476) million and $639 million for the years ended December 31, 2010, 2009 and 2008, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended
	December 31,
	2010	2009	2008
	(In Millions)
Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps		($168)	$386
Variable annuity derivatives — total return swaps	($84)	(102)	(55)
Equity put options	(60)	(580)	927
Foreign currency interest rate swaps	(2)	(8)	12
Interest rate swaps	2		(8)
S&P call options	35	16	(13)
Other	4	26	(53)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	185	2,211	(2,775)
EIUL embedded derivatives	(20)	(16)	9
Other embedded derivatives	(3)	2	4

Total	$57	$1,381	($1,566)

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES
Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2010 was $100 million. The maximum exposure to any single counterparty was $17 million at December 31, 2010.
For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with Pacific Life’s insurer financial strength ratings assigned by certain independent rating agencies. If Pacific Life’s insurer financial strength rating were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide an insurer financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2010, Pacific Life’s insurer financial strength ratings were above the specified level.
The Company enters into collateral arrangements with derivative counterparties, which require both the pledging and accepting of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If Pacific Life’s insurer financial strength rating were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2010, is $244 million for which the Company has posted collateral of $160 million in the normal course of business. If certain of Pacific Life’s insurer financial strength ratings were to fall one notch as of December 31, 2010, the Company would have been required to post an additional $29 million of collateral to its counterparties.
The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.
11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES
The detail of the liability for policyholder account balances is as follows:

	December 31,
	2010	2009
	(In Millions)
Universal life	$20,098	$19,298
Annuity and deposit liabilities	8,335	7,109
Funding agreements	4,618	5,240
GICs	2,025	2,337

Total	$35,076	$33,984

FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2010	2009
	(In Millions)
Annuity reserves	$4,926	$4,960
Variable annuity GLB embedded derivatives	542	754
URR	510	734
Life insurance	411	365
Policy benefits payable	363	260
Closed Block liabilities	303	306
Other	25	24

Total	$7,080	$7,403

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 10.
The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).
The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2010	2009
	($ In Millions)
Return of net deposits
Separate account value	$49,673	$46,884
Net amount at risk (1)	1,738	4,017
Average attained age of contract holders	61 years	61 years

Anniversary contract value
Separate account value	$16,814	$16,483
Net amount at risk (1)	1,299	2,541
Average attained age of contract holders	62 years	63 years

Minimum return
Separate account value	$1,211	$1,241
Net amount at risk (1)	505	620
Average attained age of contract holders	65 years	65 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2010	2009
	($ In Millions)
Separate account value	$2,744	$2,675
Average attained age of contract holders	57 years	58 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2010	2009	2010	2009
	GMDB		GMIB
	(In Millions)		(In Millions)
Balance, beginning of year		$119	$38	$62
Changes in reserves	$42	(11)	14	(23)
Benefits paid	(42)	(108)	(9)	(1)

Balance, end of year	$0	$0	$43	$38

Reinsurance recoverables related to GMDB reserves totaled zero as of December 31, 2010 and 2009. Reinsurance recoverables related to GMIB reserves are not significant.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2010	2009
	(In Millions)
Asset type
Domestic equity	$26,290	$25,760
International equity	6,447	6,728
Bonds	16,484	13,775
Money market	452	621

Total separate account value	$49,673	$46,884

13.	DEBT
Debt consists of the following:

	December 31,
	2010	2009
	(In Millions)
Short-term debt:
Credit facility recourse only to ACG		$105

Total short-term debt	—	$105

Long-term debt:
Surplus notes	$1,600	$1,150
Fair value adjustment for derivative hedging activities	84	(13)
Non-recourse long-term debt:
Debt recourse only to ACG	2,499	1,636
ACG non-recourse debt	621	761
Other non-recourse debt	120	121
ACG VIE debt (Note 4)	1,587	1,975
Other VIE debt (Note 4)	5	2

Total long-term debt	$6,516	$5,632

SHORT-TERM DEBT
Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2010 and 2009. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2010 and 2009. As of and during the year ended December 31, 2010, Pacific Life was in compliance with the debt covenants related to this facility.
PL&A maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2010 and 2009.
Pacific Life has approval from the FHLB of Topeka to receive advances up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2010 and 2009. The Company had zero and $127 million of additional funding capacity from eligible collateral as of December 31, 2010 and 2009, respectively.
PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $120 million. Of this amount, half, or $60 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2010 and 2009, PL&A had no debt outstanding with the FHLB of San Francisco.
In October 2010, ACG entered into a revolving credit agreement with a bank for a $200 million borrowing facility. Interest is at variable rates and the facility matures in October 2013. There was no debt outstanding in connection with this revolving credit agreement as of December 31, 2010. This credit facility is recourse only to ACG.
ACG had a revolving credit agreement with a bank for a $105 million borrowing facility, which was entered into in May 2009. Interest was at variable rates and the facility matured and was repaid in March 2010. The amount outstanding as of December 31, 2009 was $105 million bearing an interest rate of 4.8%.
LONG-TERM DEBT
In June 2009, Pacific Life issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting $650 million and $350 million of the 9.25% surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR) during the years ended December 31, 2009 and 2010, respectively. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the 9.25% surplus notes, which increased (decreased) long-term debt by $53 million and ($35) million as of December 31, 2010 and 2009, respectively, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the 7.9% surplus notes, which increased long-term debt by $31 million and $22 million as of December 31, 2010 and 2009, respectively, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
In March 2010, the Nebraska Director of Insurance approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million. Pacific Life is required to pay Pacific LifeCorp interest on the internal surplus note semiannually on February 5 and August 5 at a fixed annual rate of 6.0%. All future payments of interest and principal on the internal surplus note can be made only with the prior approval of the Nebraska Director of Insurance. The internal surplus note matures on February 5, 2020.
ACG enters into various secured loans that are guaranteed by the U.S. Export-Import bank or by the European Export Credit Agencies. Interest on these loans is payable quarterly and ranged from 0.4% to 4.5% as of December 31, 2010 and from 0.3% to 4.5% as of December 31, 2009. As of December 31, 2010, $1,524 million was outstanding on these loans with maturities ranging from 2014 to 2022. Principal payments due over the next twelve months are $113 million. As of December 31, 2009, $1,253 million was outstanding on these loans. These loans are recourse only to ACG.
ACG enters into various senior unsecured loans with third-parties. Interest on these loans is payable monthly or semi-annually and ranged from 5.7% to 7.2% as of December 31, 2010 and from 1.5% to 6.8% as of December 31, 2009. As of December 31, 2010, $975 million was outstanding on these loans with maturities ranging from 2012 to 2020. As of December 31, 2009, $320 million was outstanding on these loans. These loans are recourse only to ACG.

ACG enters into various secured bank loans to finance aircraft and aircraft order deposits. As of December 31, 2010, ACG had an $88 million facility to finance aircraft order deposits with no amounts outstanding. This facility matures in 2013 and interest accrues at variable rates and is payable monthly. As of December 31, 2009, ACG had a facility to finance aircraft and aircraft order deposits with $63 million outstanding. Interest on this loan accrued at variable rates, was payable monthly and with an interest rate of 2.0% as of December 31, 2009. These loans are recourse only to ACG.
ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 1.6% to 3.3% as of December 31, 2010 and from 1.6% to 3.2% as of December 31, 2009. As of December 31, 2010, $621 million was outstanding on these facilities and loans with maturities ranging from 2011 to 2014. Principal payments due over the next twelve months are $395 million. As of December 31, 2009, $761 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.
Certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life, entered into various real estate property related loans with various third-parties. Interest on these loans accrues at fixed and variable rates and is payable monthly. Fixed rates range from 5.8% to 6.2% as of December 31, 2010 and 2009. Variable rates range from 1.4% to 2.0% as of December 31, 2010 and 2009. As of December 31, 2010, there was $120 million outstanding on these loans with maturities ranging from 2011 to 2012. Principal payments due over the next twelve months are $87 million. As of December 31, 2009, there was $121 million outstanding on these loans. One of these loans, totaling $32 million and maturing in 2012, is currently in the process of foreclosure that is expected to be completed in 2011. All of these loans are secured by real estate properties and are non-recourse to the Company.
14.	FAIR VALUE OF FINANCIAL INSTRUMENTS
The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.
Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as certain structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2010 and 2009.

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2010:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$920				$920
Obligations of states and political subdivisions		886	$39			925
Foreign governments		412	70			482
Corporate securities		18,040	1,628			19,668
RMBS		3,573	1,068			4,641
CMBS		757	254			1,011
Collateralized debt obligations		5	115			120
Other asset-backed securities		266	280			546

Total fixed maturity securities		24,859	3,454			28,313

Perpetual preferred securities		263	12			275
Other equity securities	$3		1			4

Total equity securities	3	263	13			279

Trading securities (2)	91	192	66			349
Other investments			173			173
Derivatives:
Interest rate swaps		184	6	$190	($86)	104
Foreign currency interest rate swaps		256		256	(266)	(10)
Equity derivatives			322	322	(95)	227
Embedded derivatives			25	25		25
Other		6	3	9	(32)	(23)

Total derivatives		446	356	802	(479)	323

Separate account assets (3)	55,438	123	100			55,661

Total	$55,532	$25,883	$4,162	$802	($479)	$85,098

Liabilities:
Derivatives:
Interest rate swaps		$197		$197	($86)	$111
Foreign currency interest rate swaps		442		442	(266)	176
Equity derivatives			$102	102	(95)	7
Embedded derivatives			618	618		618
Other			23	23	(32)	(9)

Total	—	$639	$743	$1,382	($479)	$903

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2009:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$109	$6			$115
Obligations of states and political subdivisions		565	34			599
Foreign governments		323	108			431
Corporate securities		15,566	2,287			17,853
RMBS		1,510	3,650			5,160
CMBS		852	327			1,179
Collateralized debt obligations		8	104			112
Other asset-backed securities		355	235			590

Total fixed maturity securities		19,288	6,751			26,039

Perpetual preferred securities		205	70			275
Other equity securities	$3					3

Total equity securities	3	205	70			278

Trading securities (2)	92	85	29			206
Other investments			163			163
Derivatives:
Interest rate swaps		94	3	$97	($130)	(33)
Foreign currency interest rate swaps		267		267	(299)	(32)
Equity derivatives			410	410	(133)	277
Embedded derivatives			52	52		52
Other		8	2	10	(33)	(23)

Total derivatives		369	467	836	(595)	241

Separate account assets (3)	52,305	116	101			52,522

Total	$52,400	$20,063	$7,581	$836	($595)	$79,449

Liabilities:
Derivatives:
Interest rate swaps		$260		$260	($130)	$130
Foreign currency interest rate swaps		384		384	(299)	85
Equity derivatives			$94	94	(133)	(39)
Embedded derivatives			798	798		798
Other		1	22	23	(33)	(10)

Total	—	$645	$914	$1,559	($595)	$964

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the consolidated statement of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Trading securities are presented in other investments in the consolidated statements of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
FAIR VALUE MEASUREMENT
The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.
The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.
FIXED MATURITY, EQUITY AND TRADING SECURITIES
The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.
For securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.
Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, estimated fair values for these securities are determined by evaluating prices from third-party pricing services and independent brokers or other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.
For non-agency RMBS backed by prime, sub-prime and Alt-A collateral, the Company determined in the first quarter of 2009 that there had been a significant decrease in the volume and level of transaction activity indicating the need for a valuation technique not solely based on observable transactions and/or quoted market prices. As permitted by guidance in the Codification’s Fair Value Measurements and Disclosures Topic beginning March 31, 2009, the Company determined the estimated fair value for these assets utilizing an internally developed weighting of valuations derived from internal pricing models and independent pricing services. This approach utilized multiple valuation techniques incorporating an income approach (maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs) and a market approach (based on data provided by independent pricing services) produced a result more representative of an investment’s fair value as compared to a single valuation technique. The income approach incorporated cash flows for each investment adjusted for expected losses assuming various interest rates and housing price-level scenarios. The adjusted cash flows were discounted using a risk premium that market participants would demand given the risk in the modeled cash flows. The risk premium utilized was reflective of an orderly transaction between market participants under current market conditions and included considerations such as liquidity and structure risk. These internally generated prices were then reviewed in conjunction with prices obtained from multiple independent pricing services. The internally generated prices were weighted with the prices obtained from independent pricing services, with consideration given to the relative range of values that were most representative of fair value under the market conditions. These securities were classified as Level 3 financial assets.
During the fourth quarter of 2010, the Company determined that there has been an increase in the volume and level of trading activity for these non-agency RMBS, as indicated by a significant decrease in liquidity risk premiums and more consistency in prices quoted in the market. Therefore, the Company believes that the non-agency RMBS market is no longer an inactive market as of December 31, 2010. Beginning December 31, 2010, the Company primarily utilizes prices obtained from third-party pricing services to determine fair value for non-agency RMBS.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.
Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.
OTHER INVESTMENTS
Other investments include non-marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.
DERIVATIVE INSTRUMENTS
Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2010, 99% of derivatives based upon notional values were priced by valuation models. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2010.
The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.
Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.
Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.
VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES
Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s fair value methodologies for these embedded derivatives.

The Company’s fair value is calculated as an aggregation of fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS
Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity and short-term securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity and equity securities available for sale of the Company. Mutual funds are included in Level 1. Most fixed maturity securities are included in Level 2. Level 3 assets include any investments where fair value is based on management assumptions or obtained from independent third-parties and fair value measurement inputs are not sufficiently transparent.

LEVEL 3 RECONCILIATION
The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

					Purchases,
		Total Gains or Losses		Transfers	Sales,		Unrealized
				In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2010	Earnings	OCI	Level 3 (1)	Settlements	2010	Still Held (2)
	(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6				($6)
Obligations of states and political subdivisions	34	$4	($7)	($4)	12	$39
Foreign governments	108		7	(43)	(2)	70
Corporate securities	2,287	38	25	(547)	(175)	1,628	($2)
RMBS	3,650	(44)	500	(2,407)	(631)	1,068
CMBS	327		20	(59)	(34)	254
Collateralized debt obligations	104	5	7	2	(3)	115
Other asset-backed securities	235		7	65	(27)	280

Total fixed maturity securities	6,751	3	559	(2,993)	(866)	3,454	(2)

Perpetual preferred securities	70		3	(42)	(19)	12
Other equity securities			1			1

Total equity securities	70		4	(42)	(19)	13

Trading securities	29	2		27	8	66
Other investments	163		6		4	173
Derivatives, net	(447)	11	1		48	(387)	426
Separate account assets (3)	101	6			(7)	100	7

Total	$6,667	$22	$570	($3,008)	($832)	$3,419	$431

					Purchases,
		Total Gains or Losses		Transfers	Sales,		Unrealized
				In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2009	Earnings	OCI	Level 3 (1)	Settlements	2009	Still Held (2)
	(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies				$6		$6
Obligations of states and political subdivisions			($3)	7	$30	34
Foreign governments	$22	$2	5	71	8	108
Corporate securities	2,243	(28)	644	(974)	402	2,287	($5)
RMBS	3,355	(115)	437	427	(454)	3,650
CMBS	201	1	26	60	39	327
Collateralized debt obligations	104	(67)	71		(4)	104
Other asset-backed securities	210	2	10	42	(29)	235

Total fixed maturity securities	6,135	(205)	1,190	(361)	(8)	6,751	(5)

Perpetual preferred securities	12	(17)	12	(5)	68	70
Other equity securities		1	4	(28)	23

Total equity securities	12	(16)	16	(33)	91	70

Trading securities	97			(51)	(17)	29	2
Other investments	150		24		(11)	163
Derivatives, net	(2,042)	1,504	1		90	(447)	1,597
Separate account assets (3)	61	6		20	14	101	12

Total	$4,413	$1,289	$1,231	($425)	$159	$6,667	$1,606

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.

(2)	Represents the net amount of total gains or losses for the period, recorded in earnings, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held as of December 31, 2010 and 2009.

(3)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
During the year ended December 31, 2010, the Company transferred $923 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $3,916 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2010, the Company did not have any significant transfers between Level 1 and 2.
During the year ended December 31, 2009, the Company transferred $1,507 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $1,868 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2009, the Company did not have any significant transfers between Level 1 and Level 2.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at estimated fair value on a nonrecurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the year and still held at the reporting date.

	Year Ended December 31, 2010
	Carrying Value	Estimated Fair	Net
	Prior to	Value After	Investment
	Measurement	Measurement	Loss
	(In Millions)
Real estate investments	$69	$42	($27)
Aircraft	24	20	(4)
REAL ESTATE INVESTMENTS

During the year ended December 31, 2010, the Company recognized an impairment of $27 million, which is included in OTTIs. The impaired investments presented above were accounted for using the cost basis. Real estate investments are evaluated for impairment based on the undiscounted cash flows expected to be received during the estimated holding period. When the undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property may be considered impaired and written-down to its estimated fair value. Estimated fair value is determined using a combination of the present value of the expected future cash flows and comparable sales. These write-downs to estimated fair value represent nonrecurring fair value measurements that have been classified as Level 3 due to the limited activity and lack of price transparency inherent in the market for such investments.

AIRCRAFT

During the year ended December 31, 2010, the Company recognized an impairment of $4 million, which is included in operating and other expenses, as a result of declines in the estimated future cash flows to be received from two aircraft. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and records write-offs to recognize losses in the value of aircraft when management believes that, based on future estimated cash flows, the recoverability of the Company’s investment in an aircraft has been impaired. The fair value is based on the present value of the future cash flows, which include contractual lease agreements, projected future lease payments as well as a residual value. The cash flows were based on unobservable inputs and have been classified as Level 3.

The Company did not have any other nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2010 and 2009. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$6,693	$6,906	$6,577	$6,660
Policy loans	6,690	6,690	6,509	6,509
Other invested assets	183	190	196	185
Cash and cash equivalents	2,270	2,270	1,919	1,919
Restricted cash	214	214	221	221
Liabilities:
Funding agreements and GICs (1)	6,635	7,127	7,572	8,093
Annuity and deposit liabilities	8,335	8,335	7,109	7,109
Short-term debt			105	105
Long-term debt	6,516	6,775	5,632	5,806

(1)	Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2010 and 2009:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender values of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTED ASSETS

Included in other invested assets are private equity investments in which the estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$1,272	$2,594	($3,872)
Derivatives	15	(146)	256
Income tax (expense) benefit	(438)	(861)	1,269
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(139)	(13)	(65)
OTTI recognized on securities available for sale	75	271	525
Derivatives	24	25	(4)
Income tax expense (benefit)	(1)	(98)	(159)
Allocation of holding (gain) loss to DAC	(255)	(415)	356
Allocation of holding (gain) loss to future policy benefits	41	85	(119)
Income tax expense (benefit)	75	113	(83)
Cumulative effect of adoption of new accounting principle		(263)
Income tax expense		93

Unrealized gain (loss) on derivatives and securities available for sale, net	669	1,385	(1,896)

Other, net:
Holding gain (loss) on other securities and interest in PIMCO	9	22	(24)
Income tax (expense) benefit	(4)	(8)	9
Reclassification of realized gain on sale of interest in PIMCO			(109)
Income tax on realized gain			42

Net unrealized gain (loss) on other securities and interest in PIMCO	5	14	(82)
Other, net of tax	(3)	33	(15)

Other, net	2	47	(97)

Total other comprehensive income (loss), net	$671	$1,432	($1,993)

16.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued from June 30, 2005 through March 31, 2010 were ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Effective October 1, 2010, 100% of the PAR Bermuda reinsurance was novated to PAR Vermont, consolidating all such NLGR reinsurance in PAR Vermont. Funded economic reserves and an irrevocable letter of credit held in the PAR Vermont trust account with Pacific Life as beneficiary provide security for statutory reserve credits taken by Pacific Life. See Note 21 for further discussion of this letter of credit.

Between January 1, 2006 and March 31, 2009, the Company reinsured a portion of variable annuity business under modified coinsurance agreements. Additionally, between January 1, 2007 and March 31, 2009, the Company reinsured a portion of variable annuity living and death benefit riders under coinsurance agreements. Business ceded during such periods ranged between 12% and 45%. While the Company stopped reinsuring variable annuity business effective April 1, 2009, new business related to the aforementioned periods continues to be reinsured.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables, included in other assets, were $326 million and $404 million as of December 31, 2010 and 2009, respectively. Reinsurance payables, included in other liabilities, were $47 million and $37 million as of December 31, 2010 and 2009, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2010	2009	2008
	(In Millions)
Direct premiums	$626	$666	$410
Reinsurance ceded (1)	(339)	(323)	(291)
Reinsurance assumed (2)	122	60	53

Insurance premiums	$409	$403	$172

(1)	Included are $21 million, $21 million and $13 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)	Included are $11 million and $4 million of assumed premiums from Pacific Life Re Limited (PLR), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp, for the years ended December 31, 2010 and 2009, respectively.

17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan (ERP) covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

The Company amended the ERP to terminate effective December 31, 2007. In anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

In September 2009, the Company received regulatory approval to commence the final termination of the ERP and payment of plan benefits to the participants. The Company completed the final distribution of plan assets to participants in December 2009. The Company recognized settlement costs of $5 million in 2008 and recognized the final settlement costs for the ERP totaling $72 million in 2009.

Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2010 and 2009, the projected benefit obligation was $44 million and $37 million, respectively. The fair value of plan assets as of December 31, 2010 and 2009 was zero. The net periodic benefit expense of the SERPs was $5 million, $4 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The following table sets forth the benefit obligations, plan assets and funded status of the defined benefit plans:

	December 31, 2010		December 31, 2009
	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)
Defined benefit plans:
Benefit obligation, end of year		$44		$37
Fair value of plan assets, end of year			$26

Over (under) funded status, end of year	—	($44)	$26	($37)

The Company incurred a net pension expense of $5 million, $79 million and $8 million for the years ended December 31, 2010, 2009 and 2008, respectively, as detailed in the following table:

	Year Ended		Year Ended		Year Ended
	December 31, 2010		December 31, 2009		December 31, 2008
	ERP	SERP	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)		(In Millions)
Components of the net periodic pension expense:
Service cost — benefits earned during the year		$2		$2		$2
Interest cost on projected benefit obligation		2	$12	2	$12	2
Expected return on plan assets			(12)		(14)
Settlement costs			72		5
Amortization of net obligations and prior service cost		1	3			1

Net periodic pension expense	—	$5	$75	$4	$3	$5

Significant plan assumptions:

	December 31, 2010		December 31, 2009
	ERP	SERP	ERP	SERP
Weighted-average assumptions used to determine benefit obligations:
Discount rate	N/A	4.75%	6.35%	6.30%
Salary rate	N/A	4.50%	N/A	4.50%

	Years Ended December 31,
	2010	2009	2008
Weighed-average assumptions used to determine the ERP’s net periodic benefit expense:
Discount rate	N/A	6.30%	6.25%
Expected long-term return on plan assets	N/A	N/A	5.25%
The salary rate used to determine the net periodic benefit expense for the SERP was 4.50% for the years ended December 31, 2010, 2009 and 2008.

Pacific Life expects to contribute $4 million to the SERP in 2011. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2011	2012	2013	2014	2015	2016-2020
$4	$4	$4	$4	$3	$14
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP, including the matching contribution, amounted to $27 million, $26 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2010, 2009 and 2008 was $1 million. As of December 31, 2010 and 2009, the accumulated benefit obligation was $19 million. The fair value of the plan assets as of December 31, 2010 and 2009 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 4.85% and 5.50% for 2010 and 2009, respectively.

Benefit payments for the year ended December 31, 2010 amounted to $2 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2011	2012	2013	2014	2015	2016-2020
$2	$2	$2	$2	$2	$8
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2010	2009	2008
		(In Millions)
Current	$7	($407)	$196
Deferred	56	451	(511)

Provision (benefit) for income taxes from continuing operations	63	44	(315)
Benefit from income taxes from discontinued operations		(11)	(3)

Total	$63	$33	($318)

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2010	2009	2008
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	$205	$170	($199)
Separate account dividends received deduction	(106)	(93)	(107)
LIHTC and foreign tax credits	(18)	(19)	(31)
Singapore transfer	(17)
Other	(1)	(14)	22

Provision (benefit) for income taxes from continuing operations	$63	$44	($315)

In December 2010, ACG and an unrelated third-party transferred aircraft to Singapore in connection with a joint venture (Singapore Transfer). The Singapore Transfer reduced the provision for income taxes for the year ended December 31, 2010 by $17 million, primarily due to the reversal of deferred taxes related to bases differences in the interest transferred. ACG plans to reinvest any income generated by these aircraft indefinitely outside of the U.S.

A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2008	$32
Additions and deletions	402

Balance at December 31, 2008	434
Additions and deletions	(420)

Balance at December 31, 2009	14
Additions and deletions

Balance at December 31, 2010	$14

During the year ended December 31, 2008, the Company’s tax contingency related to the accounting for uncertainty in income taxes increased by $402 million for a tax position for which there was uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position were not being claimed on an original return and the Company did not receive cash, interest or penalties were not accrued. Due to the nature of deferred tax accounting, the tax position does not have an impact on the annual effective tax rate.

During the year ended December 31, 2009, the Company’s contingency related to the accounting for uncertainty in income taxes decreased by $420 million. The Company resolved an uncertain tax accounting position on certain tax deductions resulting in a $402 million decrease. The Company also effectively settled $18 million of the gross uncertain tax position related to separate account Dividends Received Deductions (DRD), which resulted in the realization of $9 million of tax benefits.

Depending on the outcome of Internal Revenue Service (IRS) audits, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest are recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.

During the years ended December 31, 2010, 2009 and 2008, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2010	2009
	(In Millions)
Deferred tax assets:
Policyholder reserves	$672	$724
Tax credit carryforwards	312	214
Investment valuation	247	283
Tax net operating loss carryforwards	220	249
Deferred compensation	54	45
Aircraft maintenance reserves	24	38
Dividends to policyholders	8	8
Other	24	25

Total deferred tax assets	1,561	1,586

Deferred tax liabilities:
DAC	(1,257)	(1,313)
Depreciation	(625)	(563)
Hedging	(81)	(44)
Partnership income	(59)	(28)
Reinsurance	(27)	(77)
Other	(48)	(41)

Total deferred tax liabilities	(2,097)	(2,066)

Net deferred tax liability from continuing operations	(536)	(480)
Unrealized (gain) loss on derivatives and securities available for sale	(143)	101
Deferred taxes on cumulative changes in accounting principles		120
Minimum pension liability and other adjustments	(12)	(10)

Net deferred tax liability	($691)	($269)

The tax net operating loss carryforwards relate to Federal tax losses incurred in 1998 through 2010 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2010 with a ten-year carryforward.

The tax credit carryforwards relate to LIHTC, foreign tax credits, and alternative minimum tax (AMT) credits generated from 2000 to 2010. The LIHTC begin to expire in 2020. The foreign tax credits begin to expire in 2016. The AMT credits have no expiration date.

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax years ended December 31, 2005 and has commenced audits for tax years 2006, 2007 and 2008. The State of California concluded audits for tax years 2003 and 2004 without material assessment. The Company does not expect the Federal and state audits to result in any material assessments.

19.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Retirement Solutions and Aircraft Leasing. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

Prior to January 1, 2010, the Company’s financial reporting structure included the Investment Management segment. Effective January 1, 2010, structured settlement and group retirement annuities were moved to the Retirement Solutions segment. Other institutional investment products and the Company’s securities portfolio management became part of the Corporate and Other segment. The segment information included herein has been retrospectively adjusted to reflect the current operating segments for comparable purposes.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, mutual funds, and structured settlement and group retirement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions and national/regional wirehouses. This segment’s name was changed from Annuities & Mutual Funds effective March 1, 2010.

The Aircraft Leasing segment offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, certain entity level hedging activities and other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes the operations of certain subsidiaries that do not qualify as operating segments and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments, excluding Aircraft Leasing, are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2010 and 2009, the Company had foreign investments with an estimated fair value of $8.0 billion and $7.2 billion, respectively. Aircraft leased to foreign customers were $5.1 billion and $5.0 billion as of December 31, 2010 and 2009, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2010, 2009 and 2008.

The following is segment information as of and for the year ended December 31, 2010:

	Life	Retirement	Aircraft	Corporate
	Insurance	Solutions	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,092	$1,265		$10	$2,367
Net investment income	924	748		450	2,122
Net realized investment gain (loss)	55	(73)	($2)	(74)	(94)
OTTIs	(21)	(10)		(82)	(113)
Investment advisory fees	21	224			245
Aircraft leasing revenue			591		591
Other income	11	141	57	21	230

Total revenues	2,082	2,295	646	325	5,348

BENEFITS AND EXPENSES
Policy benefits	432	923		(4)	1,351
Interest credited	700	282		335	1,317
Commission expenses	355	475		1	831
Operating expenses	297	339	60	65	761
Depreciation of aircraft			241		241
Interest expense			178	84	262

Total benefits and expenses	1,784	2,019	479	481	4,763

Income (loss) from continuing operations before provision (benefit) for income taxes	298	276	167	(156)	585
Provision (benefit) for income taxes	93	(9)	41	(62)	63

Net income (loss)	205	285	126	(94)	522
Less: net income attributable to the noncontrolling interest from continuing operations			(9)	(41)	(50)

Net income (loss) attributable to the Company	$205	$285	$117	($135)	$472

Total assets	$30,337	$67,415	$6,893	$10,017	$114,662
DAC	1,598	2,836		1	4,435
Separate account assets	5,982	49,701			55,683
Policyholder and contract liabilities	21,776	13,743		6,637	42,156
Separate account liabilities	5,982	49,701			55,683

The following is segment information as of and for the year ended December 31, 2009:

	Life	Retirement	Aircraft	Corporate
	Insurance	Solutions	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,063	$1,209		$3	$2,275
Net investment income	892	610	$1	359	1,862
Net realized investment gain (loss)		311	7	(165)	153
OTTIs	(63)	(53)		(195)	(311)
Investment advisory fees	18	190			208
Aircraft leasing revenue			578		578
Other income	10	112	13	2	137

Total revenues	1,920	2,379	599	4	4,902

BENEFITS AND EXPENSES
Policy benefits	363	863			1,226
Interest credited	681	193		379	1,253
Commission expenses	353	337		1	691
Operating expenses	290	285	59	148	782
Depreciation of aircraft			227		227
Interest expense			182	55	237

Total benefits and expenses	1,687	1,678	468	583	4,416

Income (loss) from continuing operations before provision (benefit) for income taxes	233	701	131	(579)	486
Provision (benefit) for income taxes	66	147	39	(208)	44

Income (loss) from continuing operations	167	554	92	(371)	442
Discontinued operations, net of taxes				(20)	(20)

Net income (loss)	167	554	92	(391)	422
Less: net (income) loss attributable to the noncontrolling interest from continuing operations			(9)	23	14

Net income (loss) attributable to the Company	$167	$554	$83	($368)	$436

Total assets	$28,589	$63,277	$6,091	$10,520	$108,477
DAC	1,865	2,939		2	4,806
Separate account assets	5,590	46,907		67	52,564
Policyholder and contract liabilities	21,133	12,677		7,577	41,387
Separate account liabilities	5,590	46,907		67	52,564

The following is segment information for the year ended December 31, 2008:

	Life	Retirement	Aircraft	Corporate
	Insurance	Solutions	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$943	$1,054			$1,997
Net investment income	855	482		$657	1,994
Net realized investment gain (loss)	24	(695)		(78)	(749)
OTTIs	(69)	(83)	($3)	(425)	(580)
Realized investment gain on interest in PIMCO				109	109
Investment advisory fees	22	233			255
Aircraft leasing revenue			571		571
Other income	11	117	38	1	167

Total revenues	1,786	1,108	606	264	3,764

BENEFITS AND EXPENSES
Policy benefits	372	834			1,206
Interest credited	661	133		440	1,234
Commission expenses	268	443		4	715
Operating expenses	263	330	40	99	732
Depreciation of aircraft			208		208
Interest expense			221	17	238

Total benefits and expenses	1,564	1,740	469	560	4,333

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(632)	137	(296)	(569)
Provision (benefit) for income taxes	61	(336)	48	(88)	(315)

Income (loss) from continuing operations	161	(296)	89	(208)	(254)
Discontinued operations, net of taxes				(6)	(6)

Net income (loss)	161	(296)	89	(214)	(260)
Less: net (income) loss attributable to the noncontrolling interest from continuing operations			(8)	11	3

Net income (loss) attributable to the Company	$161	($296)	$81	($203)	($257)

20.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $291 million, $244 million and $287 million for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $8 million, $9 million and $7 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Additionally, the Pacific Select Fund has a service plan whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2010, 2009 and 2008, PSD received $100 million, $86 million and $100 million, respectively, in service fees from the Pacific Select Fund, which are recorded in other income.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $1.5 billion and $2.0 billion as of December 31, 2010 and 2009, respectively. The estimated fair values of the derivatives were net liabilities of $62 million and $48 million as of December 31, 2010 and 2009, respectively.

21.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2011	$606
2012 through 2015	647
2016 and thereafter	46

Total	$1,299

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $9 million, $8 million and $10 million for the years ended December 31, 2010, 2009 and 2008, respectively. In connection with the sale of a block of business in 2005, PL&A is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $11 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2011	$9
2012 through 2015	22
2016 and thereafter	1

Total	$32

ACG entered into a sale leaseback transaction, the subject of which was two commercial aircraft on long-term lease to a U.S. airline. As a result of this transaction, ACG has committed to two operating leases expiring December 2025 and in turn benefits from operating leases on the two sale leaseback aircraft which expire July 2021 and April 2024. Aggregate minimum future lease commitments and minimum rentals to be received in the future are as follows (In Millions):

	Minimum Future	Minimum Rentals to
Years Ending December 31:	Commitments	be Received
2011	$11	$9
2012 through 2015	23	37
2016 and thereafter	64	63

Total	$98	$109

As of December 31, 2010, ACG has commitments with major aircraft manufacturers and other third-parties to purchase aircraft at an estimated delivery price of $6,125 million with delivery from 2011 through 2017. These purchase commitments may be funded:
•	up to $1,205 million in less than one year,

•	an additional $2,297 million in one to three years,

•	an additional $1,699 million in three to five years, and

•	an additional $417 million thereafter.
As of December 31, 2010, deposits related to these agreements totaled $507 million and are included in other assets.

In connection with an acquisition in 2005, ACG assumed residual value support agreements with remaining expiration dates ranging from 2011 to 2015. The gross remaining residual value exposure under these agreements was $99 million as of December 31, 2010 and 2009. As of December 31, 2010, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.

In connection with the reinsurance of NLGR benefits ceded from Pacific Life to PAR Vermont (Note 16), PAR Bermuda and PAR Vermont entered into a three year letter of credit agreement with a group of banks in April 2009. This agreement allows for the issuance of letters of credit with an expiration date of March 2012 to PAR Bermuda and PAR Vermont for up to a combined total amount of $650 million. As of December 31, 2010, the letter of credit issued from this facility for PAR Bermuda was cancelled. In addition, as of December 31, 2010, a letter of credit was issued for PAR Vermont totaling $355 million. Pacific LifeCorp guarantees the obligations of PAR Vermont under the letter of credit agreement.

On March 29, 2010, the Company entered into an agreement with PLR to guarantee the performance of unaffiliated reinsurance obligations of PLR. PLR will pay the Company a fee for its guarantee. For the year ended December 31, 2010, the Company earned $2 million under the agreement for its guarantee. This guarantee is secondary to a similar guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by both PLR and Pacific LifeCorp. Management believes that any additional obligations, if any, related to the guarantee agreement are not likely to have a material adverse effect on the Company’s condensed consolidated financial statements. PLR is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland and to insurers in selected markets in Asia.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 10 for discussion of contingencies related to derivative instruments.

See Note 18 for discussion of other contingencies related to income taxes.

Supplement dated May 1, 2011 to Prospectus Dated May 1, 2011 for
Pacific Select Exec, Pacific Select Choice, Pacific Select Performer 500
Pacific Select Estate Preserver Last Survivor,
Pacific Select Estate Preserver II Last Survivor,
Pacific Select Estate Preserver III Last Survivor,
Pacific Select Estate Preserver IV Last Survivor,
Pacific Select Estate Preserver V Last Survivor
and Pacific Select Estate Preserver VI Last Survivor
Flexible Premium Variable Life Insurance Policies
and the Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a “Policy”)
Issued by Pacific Life Insurance Company

In this supplement, you and your mean the Policyholder or Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: M International Equity Fund (“Variable Account I”), M Large Cap Growth Fund (“Variable Account II”), M Capital Appreciation Fund (“Variable Account III”), and M Business Opportunity Value Fund (“Variable Account V”).

Variable Account I: M International Equity Fund
Variable Account II: M Large Cap Growth Fund
Variable Account III: M Capital Appreciation Fund
Variable Account V: M Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	Portfolio Manager

M International Equity Fund	Seeks to provide long-term capital appreciation.	Brandes Investment Partners LP
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Capital Appreciation	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M Business Opportunity Value Fund	Seeks to provide long-term capital appreciation.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

The section Fee Tables: Total annual Fund operating expenses is replaced with the following:

Total annual Fund operating expenses1
This table shows the minimum and maximum total operating expenses paid by the portfolios that you indirectly pay during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) paid by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2010, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.84%

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.70%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Fund Financial Investment Advisers, adviser to M Fund, and other advisers and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2012. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Statements and Reports We’ll Send You
We’ll send you financial statements that we receive from M Fund.

Voting Rights
We’re the legal owner of the shares of the M Fund that are held by the Variable Accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account
The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.

Form No. 15-22325-11